Exhibit 10.2

MASTER AGREEMENT

BY AND BETWEEN

WOODWARD, INC.

AND

GENERAL ELECTRIC COMPANY

MAY 20, 2015

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Page

Article I DEFINITIONS		2
1.1	Definitions	2
1.2	Interpretation	2
Article II SCOPE		3
2.1	Scope	3
Article III AGREEMENTS		3
3.1	Sale and Purchase of Membership Interest	3
3.2	Operating Agreement	3
3.3	Closing	3
3.4	Deliveries on the Closing Date	4
Article IV REPRESENTATIONS AND WARRANTIES		4
4.1	Woodward Representations	4
4.2	GE Representations	5
Article V COVENANTS		7
5.1	Further Actions; Antitrust Laws	7
5.2	Press Releases; Public Announcements	8
5.3	Certain Deliveries and Notices	9
5.4	Notices of Certain Woodward Events	9
5.5	Notices of Certain GE Events	10
5.6	JV Formation and Preparation	10
5.7	Further Assurances	12
5.8	Tax Treatment	12
5.9	Additional Transaction Documents	13
5.10	Failure to Agree Upon Terms of Subject Ancillary Documents	13
5.11	Conduct of Fuel Systems Business	13
5.12	JV Facilities and Location of Secondees	13
5.13	Omnibus Confidentiality Agreement	14
5.14	JV Accounts Receivable and Accounts Payable	14
Article VI CONDITIONS TO CLOSING		14
6.1	Conditions to Obligations of the Parties	14
6.2	Conditions to Obligations of Woodward	14
6.3	Conditions to Obligations of GE	15

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Article VII TERMINATION		16
7.1	Grounds for Termination	16
7.2	Effect of Termination	16
7.3	Termination of Representations and Warranties and Covenants upon the Closing	16
7.4	No Post-Closing Remedy for Breaches of Representations and Warranties	16
Article VIII MISCELLANEOUS		17
8.1	Notices	17
8.2	Amendments; Waivers	18
8.3	Expenses	18
8.4	Successors and Assigns	18
8.5	Governing Law	18
8.6	Counterparts; Effectiveness	18
8.7	Entire Agreement	19
8.8	Captions	19
8.9	Severability	19
8.10	Dispute Resolution	19
8.11	Consent to Jurisdiction	20
8.12	Waiver of Jury Trial	20
8.13	Third Party Beneficiaries	20
8.14	Specific Performance	21
8.15	No Presumption against Drafting Party	21

EXHIBITS

Exhibit A	Form of Woodward Contribution Agreement
Exhibit B	Form of Initial LLC Agreement
Exhibit C	Form of GE Contribution Agreement
Exhibit D	Form of Purchase and Sale Agreement
Exhibit E	Form of Operating Agreement

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MASTER AGREEMENT

THIS MASTER AGREEMENT, dated as of May 20, 2015 (this “Agreement”), is entered into by and between Woodward, Inc., a Delaware corporation (“Woodward”), and General Electric Company, a New York corporation (“GE”) (with GE acting by and through its GE Aviation business unit).  Woodward and GE are sometimes referred to herein as the “Parties” and each individually as a “Party”.

WHEREAS, GE and Woodward have a long history providing fuel system programs and together have achieved industry-leading reliability and performance in controls and externals;

WHEREAS, GE and Woodward have decided to enter into a joint venture (the “JV”) to strengthen their relationship and better enhance innovation, performance and reliability in fuel systems for commercial aerospace applications within the Company Scope (as defined in the Operating Agreement);

WHEREAS, the JV’s goals would be to, among other things:  (a) provide GE with the world’s best and most competitive fuel systems available, today and in the future, for GE’s commercial aircraft engines within the Company Scope, (b) enable rapid control system optimization through joint system expertise at a reduced cost by leveraging the resources of both GE and Woodward and (c) provide financial benefits to both GE and Woodward by expanding the content per fuel system application and sharing in the OEM and aftermarket revenue streams associated with the fuel system line replaceable units for GE’s commercial aircraft engines within the Company Scope;

WHEREAS, no later than the first Business Day after the date on which Woodward makes its Specified Filing, Woodward will cause to be executed and delivered, and filed with the Secretary of State of the State of Delaware, a certificate of formation of the JV, which will be a Delaware limited liability company (the date of the certificate of formation is filed, the “Formation Date”);

WHEREAS, pursuant to the terms of that certain Contribution Agreement, by and between Woodward and the JV, substantially in the form attached hereto as Exhibit A (the “Woodward Contribution Agreement”), on the Formation Date, (i) Woodward will contribute the Contributed Assets (as defined in the Woodward Contribution Agreement) to the JV, (ii) the JV will accept the Contributed Assets and assume certain liabilities associated with the Contributed Assets, and (iii) as consideration for the Contributed Assets, the JV will issue Woodward 100% of its Membership Interests, all upon the terms and conditions set forth therein;

WHEREAS, on the Formation Date and following the issuance by the JV to Woodward of 100% of its Membership Interests, (i) Woodward will contribute 10% of the Membership Interests to a Delaware limited liability company that is wholly owned by Woodward (the “Woodward Affiliate” and, together with Woodward, the “Woodward Members”), (ii) as consideration for the contributed 10% of the Membership Interests, Woodward Affiliate will issue Woodward 100% of the equity interests in Woodward Affiliate and (iii) Woodward and the Woodward Affiliate will enter into the limited liability company agreement of the JV, in the form attached hereto as Exhibit B (the “Initial LLC Agreement”);

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WHEREAS, at all times following the contribution described in the preceding recital, it is intended that the JV will be treated as a partnership for U.S. federal income tax purposes in accordance with Treasury Regulations Sections 301.7701-3(b)(i) and (ii);

WHEREAS, pursuant to the terms of that certain Contribution Agreement, by and between GE and the JV, substantially in the form attached hereto as Exhibit C (the “GE Contribution Agreement”), on the Closing Date, (i) GE will contribute the Contributed Assets (as defined in the GE Contribution Agreement) to the JV and (ii) the JV will accept the Contributed Assets and assume certain liabilities associated therewith, all upon the terms and conditions set forth therein;

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, by and between GE and Woodward, substantially in the form attached hereto as Exhibit D (the “Purchase and Sale Agreement”), on the Closing Date, GE shall purchase and acquire from Woodward the Membership Interest set forth in the Purchase and Sale Agreement (the “Purchased Membership Interest”), and Woodward shall sell and transfer to GE the Purchased Membership Interest;

WHEREAS, on the Closing Date, Woodward and GE shall amend and restate the Initial LLC Agreement, substantially in the form attached hereto as Exhibit E (the “Operating Agreement”); and

WHEREAS, on the Closing Date, the JV and the Parties, as applicable, will enter into each of the Closing Date Ancillary Documents.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.

ARTICLE  I

DEFINITIONS

1.1Definitions.  Capitalized terms used in this Agreement shall have the respective meanings ascribed to such terms in Appendix A to this Agreement.

1.2Interpretation.  The definitions set forth in Appendix A or otherwise referred to in this Agreement shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this Agreement as a whole.  All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.  Unless the context shall otherwise require, any reference to any contract, instrument, statute, rule or regulation is a reference to it as amended and supplemented from time to time (and, in the case of a statute, rule or regulation, to any successor provision).  Any reference in this Agreement to a

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“day” or a number of “days” (without the explicit qualification of “Business”) shall be interpreted as a reference to a calendar day or number of calendar days.

ARTICLE II

SCOPE

2.1Scope.  The scope of the JV shall be as set forth in Section 3.01 of the Operating Agreement.

ARTICLE III

AGREEMENTS

3.1Sale and Purchase of Membership Interest.  Upon the terms and subject to the conditions set forth herein, at the Closing, Woodward hereby agrees to sell to GE, free and clear of all Encumbrances, and GE hereby agrees to purchase from Woodward, the Purchased Membership Interests (the “GE Purchase”) pursuant to, and subject to the terms and conditions of, the Purchase and Sale Agreement.

3.2Operating Agreement.  Simultaneously with the foregoing GE Purchase, the Parties shall, together with Woodward Affiliate, enter into the Operating Agreement (with such changes as to which GE and Woodward may agree after the Signing Date) to give effect to such GE Purchase and to amend and restate the Initial LLC Agreement.

3.3Closing.  The consummation of the GE Purchase as contemplated under this Agreement and the Purchase and Sale Agreement (the “Closing”) shall take place at the offices of Sidley Austin LLP, Chicago, Illinois at 10:00 a.m. (Central time) on a date to be specified by GE and Woodward, which date shall be the first Business Day of the month following the Business Day on which satisfaction or (to the extent permitted by Law) waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) first occurs, but no earlier than October 1, 2015 or at such other place (including remotely by electronic transmission), date and/or time as may be agreed to in writing by GE and Woodward; provided,  that, notwithstanding anything herein to the contrary, if (but for this proviso) the Closing Date would have occurred prior to January 4, 2016, GE may, in its sole discretion, elect that the Closing will occur on January 4, 2016 by providing written notice of such election (the “Closing Date Extension Option”) to Woodward prior to the earlier of (a) the date that is five (5) Business Days after the satisfaction of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing) and (b) 10:00 a.m. (Central time) on the date on which the Closing would have otherwise occurred (but for this proviso).  In the event that GE exercises the Closing Date Extension Option, the Woodward Aggregate Cash (as such term is defined in the Purchase and Sale Agreement) shall be increased above $250,000,000, if applicable, pursuant to Section 1.2 of the Purchase and Sale Agreement to reflect the date on which the Closing would have occurred but for the exercise by GE of the Closing Date Extension Option (if the Closing would have occurred prior to October 1, 2015), but shall not be decreased below $250,000,000 pursuant to Section 1.2 of the Purchase and Sale Agreement (if the Closing

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would have occurred after October 1, 2015).  The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date”.

3.4Deliveries on the Closing Date.

(a)At the Closing, Woodward shall deliver or cause to be delivered, as applicable, to GE, each of the Woodward Ancillary Documents, duly executed by Woodward, Woodward Affiliate and/or the JV, as applicable.

(b)At the Closing, GE shall deliver to Woodward each of the GE Ancillary Documents, duly executed by GE.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1Woodward Representations.  Woodward hereby represents and warrants to GE as follows:

(a)Existence and Good Standing.  Woodward is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Woodward Affiliate will upon formation be a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.  Woodward has, and Woodward Affiliate will upon its formation have, all requisite corporate or limited liability company power and authority, as the case may be, to execute and deliver the Transaction Documents to which it is, or is specified to be, a party and to consummate the transactions contemplated hereby (as applicable) and thereby.  All corporate acts and other proceedings required to be taken by each of the Woodward Members to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is, or is specified to be, a party and to consummate the transactions contemplated hereby (as applicable) and thereby have been or will be duly and properly taken.

(b)Execution and Delivery; Enforceability.  This Agreement has been duly executed and delivered by Woodward and, at or prior to Closing, each of the Woodward Members will have duly executed and delivered each Woodward Ancillary Document to which it is, or is specified to be, a party.  Assuming that this Agreement has been duly authorized, executed and delivered by GE, this Agreement constitutes, and, upon the due authorization, execution and delivery by GE of each Woodward Ancillary Document to which it is, or is specified to be, a party, such Woodward Ancillary Document will constitute, a legal, valid and binding obligation of each of the applicable Woodward Members, enforceable against such Woodward Member in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally, general principles of equity and the discretion of courts in granting equitable remedies (the “Bankruptcy and Equity Exception”)).

(c)Consents.  Except for compliance with the applicable requirements of the HSR Act or other applicable Antitrust Laws, no Consent of, or Filing with, any Governmental

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Authority or other Person is required to be obtained or made by or with respect to any of the Woodward Members in connection with the execution and delivery of this Agreement or the Woodward Ancillary Documents, the consummation of the transactions contemplated hereby or thereby or the compliance by the Woodward Members, as applicable, with the terms and conditions hereof and thereof, except with respect to Consents or Filings with Persons other than Governmental Authorities the failure of which to obtain or make would not reasonably be expected to prevent or materially impede or delay the consummation of the transactions contemplated hereby.

(d)No-Conflicts.  The execution and delivery of this Agreement by Woodward does not, the execution and delivery by each of the Woodward Members of each Woodward Ancillary Document to which it is, or is specified to be, a party will not, and the consummation of the transactions contemplated hereby and thereby and compliance by the Woodward Members with the terms and conditions hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or give rise to any obligation of any Person to make any payment under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Encumbrance upon any of the assets of either Woodward Member or the JV under, any provision of (i) the certificate of incorporation, certificate of formation, limited liability company agreement, operating agreement or by-laws (or the comparable governing instruments) of either of the Woodward Members, (ii) any Contract to which either Woodward Member or the JV is a party or by which any of its respective properties or assets are bound or (iii) any Law applicable to the operations or the assets of either Woodward Member or the JV, other than in the case of clause (ii), any such violation, default, termination, cancellation, acceleration, loss or Encumbrance that would not reasonably be expected to prevent or materially impede or delay the consummation of the transactions contemplated hereby.

(e)Litigation.  As of the Signing Date, there is no Proceeding pending or, to the Knowledge of Woodward, threatened, and, to the Knowledge of Woodward, there is no investigation pending or threatened, in each case, by or against Woodward or any of Woodward’s Subsidiaries seeking to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or any of the other Transaction Documents.

(f)Brokerage.  Except fees that are the responsibility of Woodward, if any, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon any arrangements made by or on behalf of Woodward or any of its Affiliates or, prior to the Closing, the JV.

4.2GE Representations.  GE represents and warrants to Woodward as follows:

(a)Existence and Good Standing.  GE is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.  GE has all requisite corporate power and authority to execute and deliver the Transaction Documents to which it is, or is specified to be, a party and to consummate the transactions contemplated hereby and

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thereby.  All corporate acts and other proceedings required to be taken by GE to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which GE is, or is specified to be, a party and to consummate the transactions contemplated hereby and thereby have been or will be duly and properly taken.

(b)Execution and Delivery; Enforceability.  This Agreement has been duly executed and delivered by GE and, at or prior to Closing, GE will have duly executed and delivered each GE Ancillary Document to which it is, or is specified to be, a party.  Assuming that this Agreement has been duly authorized, executed and delivered by Woodward, this Agreement constitutes, and, upon the due authorization, execution and delivery of the GE Ancillary Documents by each of the Woodward Members of each GE Ancillary Document to which GE is, or is specified to be, a party, such GE Ancillary Document will constitute, a legal, valid and binding obligation of GE, enforceable against GE in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c)Consents.  Except for compliance with the applicable requirements of the HSR Act or other applicable Antitrust Laws, no Consent of, or Filing with, any Governmental Authority or other Person is required to be obtained or made by or with respect to GE in connection with the execution and delivery of this Agreement or the GE Ancillary Documents, the consummation of the transactions contemplated hereby or thereby or the compliance by GE with the terms and conditions hereof and thereof, except with respect to Consents or Filings with Persons other than Governmental Authorities the failure of which to obtain or make would not reasonably be expected to prevent or materially impede or delay the consummation of the transactions contemplated hereby.

(d)No Conflicts.  The execution and delivery of this Agreement by GE does not, the execution and delivery by GE of each GE Ancillary Document to which it is, or is specified to be, a party will not, and the consummation of the transactions contemplated hereby and thereby and compliance by GE with the terms and conditions hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or give rise to any obligation of any Person to make any payment under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Encumbrance upon any of the assets of GE under, any provision of (i) the certificate of incorporation or by-laws of GE, (ii) any Contract to which GE is a party or by which any of its respective properties or assets are bound or (iii) any Law applicable to the operations or the assets of GE, other than in the case of clause (ii), any such violation, default, termination, cancellation, acceleration, loss or Encumbrance that would not reasonably be expected to prevent or materially impede or delay the consummation of the transactions contemplated hereby.

(e)Litigation.  As of the Signing Date, there is no Proceeding pending or, to the Knowledge of GE, threatened, and, to the Knowledge of GE, there is no investigation pending or threatened, in each case, by or against GE or any of GE’s Subsidiaries seeking to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or any of the other Transaction Documents.

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(f)Brokerage.  Except fees that are the responsibility of GE, if any, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon any arrangements made by or on behalf of GE or any of its Affiliates.

ARTICLE  V

COVENANTS

5.1Further Actions; Antitrust Laws.

(a)Each of the Parties shall use their reasonable best efforts to take, or cause to be taken, as promptly as reasonably practicable, all actions and to do or cause to be done, as promptly as reasonably practicable, all things reasonably necessary, proper or advisable in order to cause the conditions to Closing of the other Party to be satisfied, subject to Section 5.1(b), as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (i) obtaining, at the earliest reasonably practicable date all Consents and Permits from, and making all Filings with, all Governmental Authorities which are required to consummate the transactions contemplated by this Agreement; and (ii) obtaining the execution of documents, instruments or conveyances of any kind that may be reasonably necessary or advisable to carry out any of the transactions contemplated by this Agreement.  Each of the Parties agrees not to take any action with the intent of, and which has the effect of, adversely affecting the ability of itself or the other Party to consummate the transactions contemplated by this Agreement.

(b)Without limiting the foregoing, the Parties shall (i) make all filings required of each of them or any of their respective Affiliates under Antitrust Laws with respect to the transactions contemplated by this Agreement as promptly as practicable; provided, that, notwithstanding anything in this Agreement to the contrary, the Parties shall make all filings required of each of them or any of their respective Affiliates under the HSR Act (the “Specified Filing”) with respect to the transactions contemplated by this Agreement as promptly as practicable, and in any event within four (4) Business Days, after the date on which Woodward informs GE in writing that it is prepared to make the Specified Filing (it being understood and agreed that the Parties will make the Specified Filings by no later than August 14, 2015), (ii) comply at the earliest practicable date with any request under the HSR Act or other Antitrust Laws for additional information, documents, or other materials received by each of them or any of their respective Subsidiaries or Affiliates, including responding to any second request, from the U.S. Federal Trade Commission (the “FTC”), the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”) or any other Governmental Authority in respect of such filings or such transactions contemplated by this Agreement, and (iii) cooperate with each other in connection with any such filing (including, to the extent permitted by applicable Law, providing copies of all such documents to the non-filing Parties prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith) and in connection with resolving any investigation or other inquiry of any of the FTC, the Antitrust Division or other Governmental Authority under any Antitrust Laws with respect to any such filing or any such transactions contemplated by this Agreement.  Notwithstanding anything herein to the contrary, the Parties agree that they shall not seek early termination of any applicable waiting

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periods under the HSR Act.  Each such Party shall use reasonable best efforts to furnish to the other Party all information required for any application or other filing to be made pursuant to any applicable Law in connection with the transactions contemplated by this Agreement.  Subject to applicable Law, each such Party shall promptly inform the other Party of any oral communication with, and provide copies of written communications with, any Governmental Authority regarding any such filings or any such transactions contemplated by this Agreement and permit the other Party to review in advance any proposed communication by such Party to any Governmental Authority.  Neither Party shall independently participate in any formal meeting with any Governmental Authority in respect of any such filings, investigation, or other inquiry without giving the other Party prior notice of the meeting and, to the extent permitted by such Governmental Authority, the opportunity to attend and/or participate.  Subject to applicable Law, the Parties shall consult and cooperate with one another in connection with the matters described in this Section 5.1, including in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party hereto relating to Proceedings under the HSR Act or other Antitrust Laws.

(c)Each of the Parties shall use reasonable best efforts to resolve such objections, if any, as may be asserted by any Governmental Authority with respect to the transactions contemplated by this Agreement under any Law, including the HSR Act and any other Antitrust Laws.  Each of the Parties shall use reasonable best efforts to take such action as may be required to cause the expiration of the notice periods under the HSR Act or other Antitrust Laws with respect to such transactions as promptly as reasonably practicable after the execution of this Agreement, subject to Section 5.1(b).  Notwithstanding anything to the contrary in this Agreement, none of GE, Woodward or any of their respective Affiliates (which for purposes of this sentence shall include the JV) shall be required, in connection with the matters covered by this Section 5.1, (i) to pay any amounts (other than the payment of filing fees and expenses and fees of counsel), (ii) to commence or defend any litigation, (iii) to hold separate (including by trust or otherwise) or divest any of their respective businesses, product lines or assets, (iv) to agree to any limitation on the operation or conduct of their or the JV’s or any of the Subsidiaries’ respective businesses or (v) to waive any of the conditions set forth in Article VI.

5.2Press Releases; Public Announcements.

(a)Except as provided in Section 5.2(b), no press release or other public statement or announcement with respect to this Agreement or the Transaction Documents or the terms hereof or thereof or the transactions contemplated by this Agreement shall be issued by either Party, any of its Affiliates, or any officers, directors, managers, employees, agents or representatives of it or its Affiliates (the “Representatives”) and (except as may be required by applicable Laws or applicable stock exchange regulation) none of them shall disclose this Agreement or any of the other Transaction Documents or the terms hereof or thereof or the transactions contemplated hereby or thereby to any Person (other than their Representatives; provided that the disclosing Person shall be responsible for compliance by such Representatives with the terms of this provision), in each case without the prior written consent of the other Party, and the Parties shall cooperate as to the timing and contents of any such press release, public announcement or disclosure.  The foregoing shall not prohibit any press release or other public statement or announcement (or any other disclosure) of information that was (or was in

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substance) previously disclosed in a previously agreed upon public statement or announcement or is otherwise in the public domain other than as a result of a breach of this provision by a disclosing Party or any of its Representatives and shall not preclude any Party or its Representatives from disclosing this Agreement or any of the other Transaction Documents or the terms hereof or thereof or the transactions contemplated hereby or thereby to appropriate Governmental Authorities to the extent required by applicable Laws or applicable stock exchange regulation; provided that, except as provided in Section 5.2(b), the Parties shall cooperate as to the timing and contents of any such disclosure and the disclosing Party shall exercise its reasonable efforts to preserve the confidentiality of the information included in such disclosure as reasonably requested by the other Party, including seeking confidential treatment of such information.

(b)The Parties hereby acknowledge and agree that Woodward may disclose the entry into, and a summary description of, this Agreement and one or more of the other Transaction Documents on a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) after the date this Agreement or such other Transaction Documents, as the case may be, are executed and delivered by the Parties, and to file this Agreement or such other Transaction Documents, as the case may be, with the SEC as an exhibit to the Form 8-K or a subsequently filed periodic report, subject to Woodward’s agreement to cooperate as to the timing and contents of such disclosure set forth in Section 5.2(a).  In addition, the Parties hereby acknowledge and agree that Woodward and GE may from time to time disclose in their respective filings with the SEC information regarding the financial condition and results of operations of the JV, including information regarding the profits and losses of the JV attributable to, distributions received by, and tax impact on, the Parties, as the case may be, arising out of their respective interests in the JV, as well as the impact of the JV’s business on their respective businesses, financial condition and results of operations, in which case no prior notice to, or consent of, GE (in the case of disclosure by Woodward) or Woodward (in the case of disclosure by GE) will be required, provided that any disclosure of material terms of this Agreement or any other Transaction Document that was not (or was not in substance) previously disclosed shall be subject to the Party’s agreement to cooperate as to the timing and contents of such disclosure set forth in Section 5.2(a).

5.3Certain Deliveries and Notices.  From the Signing Date through the earlier to occur of the Closing Date and the date this Agreement is terminated in accordance with its terms (such period, the “Interim Period”), each Party shall promptly inform in writing the other Party of any event or matter of which such Party has Knowledge that would reasonably be expected to cause a condition to the other Party’s obligation to consummate the Closing contained in Article VI to not be satisfied.

5.4Notices of Certain Woodward Events.  During the Interim Period, and subject to applicable Law, Woodward shall promptly notify GE of:

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(a)any notice or other communication from any Person alleging the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(b)any notice or other communication from any Governmental Authority regarding any material Governmental Approval required to be obtained in connection with the transactions contemplated by this Agreement;

(c)any Claims, investigations or Proceedings commenced or, to Woodward’s Knowledge, threatened against, relating to or involving or otherwise affecting Woodward that challenge or in any manner seek to prevent, enjoin, alter or delay the consummation of the transactions contemplated hereby; and

(d)any damage, destruction or other casualty loss that is material to the Contributed Assets (as defined in the Woodward Contribution Agreement) or other assets or properties of Woodward used in connection with the Transaction Documents, taken as a whole;

provided, however, that the delivery of any notice pursuant to this Section 5.4 shall not limit or otherwise affect the remedies available to GE under this Agreement or to the JV under the Woodward Contribution Agreement.

5.5Notices of Certain GE Events.  During the Interim Period, and subject to applicable Law, GE shall promptly notify Woodward of:

(a)any notice or other communication from any Person alleging the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(b)any notice or other communication from any Governmental Authority regarding any material Governmental Approval required to be obtained in connection with the transactions contemplated by this Agreement;

(c)any Claims, investigations or Proceedings commenced or, to GE’s Knowledge, threatened against, relating to or involving or otherwise affecting GE that challenge or in any manner seek to prevent, enjoin, alter or delay the consummation of the transactions contemplated hereby; and

(d)any damage, destruction or other casualty loss that is material to the GE Transferred Assets or other assets or properties of GE used in connection with the Transaction Documents, taken as a whole;

provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available to Woodward under this Agreement or to the JV under the GE Contribution Agreement.

5.6JV Formation and Preparation.

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(a)On the Formation Date, Woodward agrees to take such steps as are reasonably necessary and appropriate to form the JV and the Woodward Affiliate as Delaware limited liability companies, including filing certificates of formation, in forms reasonably acceptable to GE, for each such company with the Secretary of State of the State of Delaware.

(b)On the Formation Date, Woodward will cause the following to occur, all of which will be deemed to occur simultaneously:

(i)pursuant to the terms and conditions of the Woodward Contribution Agreement, (A) Woodward will contribute the Contributed Assets (as defined in the Woodward Contribution Agreement) to the JV (which contribution is hereby consented to by GE, by and on behalf of GE and its Affiliates, if and to the extent any such consent would be required to effect the contribution), (B) the JV will accept the Contributed Assets and assume certain liabilities associated therewith, and (C) as consideration for the Contributed Assets, the JV will issue Woodward 100% of its Membership Interests; and

(ii)immediately following the issuance by the JV to Woodward of 100% of its Membership Interests as contemplated by Section 5.6(b)(ii), (A) Woodward will contribute 10% of the Membership Interests to the Woodward Affiliate, (B) as consideration for the contribution of 10% of the Membership Interests, Woodward Affiliate will issue Woodward 100% of the equity interests in Woodward Affiliate and (C) Woodward and the Woodward Affiliate will enter into the Initial LLC Agreement.

(c)At all times from and after the Formation Date and until the Closing, Woodward and an Affiliate of Woodward (or such other Person(s) as may be mutually agreed in writing by the Parties) shall be the sole members of, and Woodward shall be the sole manager (the “Initial Manager”) of, the JV.  At all times from and after the Formation Date and until the Closing, (i) the Initial Manager and the members of the JV shall use their reasonable best efforts to cause the JV to perform and fulfill (or to perform and fulfill (or cause to be performed or fulfilled) on the JV’s behalf) its obligations under the Contributed Assets (as defined in the Woodward Contribution Agreement) in the ordinary course of business, and (ii) except as explicitly set forth in the preceding clause (i) and as reasonably necessary to effectuate the Closing and the consummation of the transactions contemplated hereby and by the other Transaction Documents (including the matters set in Section 5.6(d)), (A) neither the Initial Manager nor any member of the JV shall, solely in its capacity as the manager or member of the JV, take any action or execute any agreement or document on behalf of the JV unless GE shall consent thereto in writing (which consent shall not be unreasonably withheld, conditioned or delayed), and (B) unless GE shall consent thereto in writing (which consent shall not be unreasonably withheld, conditioned or delayed), the Initial Manager shall, in its capacity as the manager of the JV, not take any action or execute any agreement or document solely in its capacity as manager of the JV that would result in the JV conducting operations or engaging in the conduct of any activities prior to the Closing (other than the operations and activities contemplated by this Agreement and the Contributed Assets (as defined in the Woodward Contribution Agreement) or operations reasonably necessary to effectuate the Closing and the

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consummation of the transactions contemplated hereby and by the other Transaction Documents (including the matters set in Section 5.6(d)).

(d)From and after the Formation Date and until the Closing, the Initial Manager shall (i) cause the JV to take (A) all actions required by this Agreement to be taken by the JV prior to the Closing and (B) such other actions as are reasonably necessary to consummate the transactions contemplated by this Agreement and the other Transaction Documents; (ii) adopt any resolution required or necessary to be adopted by the JV to effect the Closing, to the extent required by Law; (iii) cause the JV to form such Subsidiaries as may be mutually agreed by the Parties; (iv) cause the JV to open such bank accounts as may be mutually agreed by the Parties; (v) cause the JV to execute each Transaction Document to which the JV is to become a party as well as any other instruments, certificates, authorizations and other documents or papers required to be executed and delivered by the JV on or before the Closing; (vi) cause the JV to execute any waivers or consents, including in connection with the waiver of closing conditions as set forth in the Transaction Documents, (A) with respect to any obligation or duty of GE, if Woodward consents in writing to the JV granting such waiver or consent and (B) with respect to any obligation or duty of Woodward, if GE consents in writing to the JV granting such waiver or consent; provided, further, that the JV shall refrain from executing or otherwise granting any waiver or consent without the prior written consent of the applicable Party as set forth in the preceding clause, which consent shall not be unreasonably withheld, conditioned or delayed; and (vii) cause such filings to be made with the Secretary of State of the State of Delaware and with such other Governmental Authorities and shall cause such documents to be amended, in each case, as are necessary to change the name of the JV to such name(s) as may be mutually agreed by the Parties; provided that, the Parties shall use reasonable best efforts to prevent the JV and its Subsidiaries from taking any actions not set forth above without the prior consent of each of the Parties.

(e)As soon as reasonably practicable after the date hereof, each Party will notify the other Party of (i) its designees as the initial two members of the Engineering Committee, (ii) in the case of Woodward, its designee as the initial General Manager, and (iii) in the case of GE, its designee as the initial Finance Manager.  If any of the designees of either Party under clauses (i) through (iii) of the preceding sentence are not reasonably acceptable to the other Party, the other Party will promptly notify the first Party, and the first Party will designate another person to serve in such position that is reasonably acceptable to the other Party.  As soon as reasonably practicable after the date hereof, Woodward and GE will agree upon the initial Technology Manager.

5.7Further Assurances.  Each Party shall execute and deliver all such further and additional instruments and agreements and shall take such further and additional actions, as may be reasonably necessary or desirable to evidence or carry out the provisions of this Agreement or to consummate the transactions contemplated by this Agreement.

5.8Tax Treatment.  The Parties intend that the JV be treated as a partnership for U.S. federal income tax purposes in accordance with Treasury Regulation Sections 301.7701-3(b)(i) and (ii), respectively, and no election to the contrary shall be made without the advance written consent of Woodward and GE.

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5.9Additional Transaction Documents.  Prior to the Closing, the Parties shall use their reasonable best efforts to, in good faith, negotiate and agree upon final versions of each of the Subject Ancillary Documents, the terms and conditions of which shall be reasonably acceptable to the Parties and consistent with the terms and conditions for each such Subject Ancillary Document set forth in the Ancillary Document Agreement, which the Parties agree contain all of the terms and conditions deemed material by the Parties to each such Subject Ancillary Document.  Prior to the Closing, the Parties shall use their reasonable best efforts to, in good faith, negotiate and agree upon final versions, to the extent not already agreed prior to the date hereof, of each annex, exhibit, schedule, addendum or similar attachment to each of the Subject Ancillary Documents and the other Ancillary Documents.

5.10Failure to Agree Upon Terms of Subject Ancillary Documents.  In the event any of the Subject Ancillary Documents are not finalized prior to August 31, 2015, the Parties shall promptly submit all open issues relating thereto for resolution in accordance with Section 8.10.  To the extent that any of the Subject Ancillary Documents are not finalized and executed and delivered by the Parties thereto in accordance with Section 8.10 at the Closing, the Parties and the JV shall perform the terms set forth in, and operate the JV in accordance with, this Agreement, the terms of the agreed-to Ancillary Documents, and, to the extent any Subject Ancillary Document has not been agreed to, the terms and conditions of such Subject Ancillary Document as set forth in the Ancillary Document Agreement.  For the avoidance of doubt, neither the failure by the Parties to negotiate and agree upon final versions of each of the Subject Ancillary Documents nor any failure of the Parties to resolve any open issues related thereto shall constitute a breach of this Agreement or give rise to a right of any Party to terminate this Agreement.

5.11Conduct of Fuel Systems Business.

(a)From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by GE (which consent shall not be unreasonably withheld, conditioned or delayed), Woodward shall, and shall cause its Affiliates to, (i) conduct its fuel systems business in the ordinary course of business consistent with past practice; and (ii) use reasonable best efforts to preserve the rights, goodwill and relationships of its employees, suppliers, regulators and others having business relationships with its fuel systems business.

(b)From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Woodward (which consent shall not be unreasonably withheld, conditioned or delayed), GE shall, and shall cause its Affiliates to, conduct its sourcing activities with respect to its fuel systems business in the ordinary course of business consistent with past practice.

5.12JV Facilities and Location of Secondees.  As promptly as reasonably practicable after the date hereof, GE and Woodward will determine the specific location of the Secondees and the applicable access and use rights for each facility as well as access and use rights to any other engineering, manufacturing, or service locations of each of Woodward and GE.

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5.13Omnibus Confidentiality Agreement.  The Parties shall use reasonable best efforts to negotiate and enter into an omnibus confidentiality agreement regarding confidential information of GE, Woodward and the JV and, if such an agreement is finalized prior to the Closing, GE and Woodward shall agree to amend the Operating Agreement and the other Transaction Documents to the extent necessary to reflect the entry into such omnibus confidentiality agreement.

5.14JV Accounts Receivable and Accounts Payable.  Immediately prior to the Closing, (a) GE will pay to the JV all amounts invoiced by the JV to GE (whether or not otherwise then due and owing) for products and services delivered by the JV to GE prior to the Closing, (b) Woodward will pay to the JV all amounts, if any, invoiced by the JV to Woodward (whether or not otherwise then due and owing) for products and services delivered by the JV to Woodward prior to the Closing, if any, (c) the JV will pay to Woodward all amounts invoiced by Woodward to the JV (whether or not otherwise then due and owing) for products and services delivered by Woodward to the JV prior to the Closing, and (d) subject to any mandatory provisions of applicable Law, the JV will distribute all of its then available cash to Woodward and Woodward Affiliate on a pro rata basis based on their then respective ownership interests in the JV.

ARTICLE VI

CONDITIONS TO CLOSING

6.1Conditions to Obligations of the Parties.  The respective obligations of each of the Parties under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of the following conditions:

(a)No Violation.  At the Closing there shall be no (i) Law in effect restraining or prohibiting the consummation of the transactions contemplated by this Agreement or making the consummation of the transactions contemplated by this Agreement illegal, or (ii) investigation, Claim or litigation instituted, commenced, pending or threatened by any Governmental Authority that seeks to prohibit the transactions contemplated by this Agreement.

(b)Governmental Approvals.  The waiting period under the HSR Act shall have expired and the Woodward Members, GE or the JV, as applicable, shall have obtained or made any other consent, approval, order or authorization of, or registration, declaration or Filing with, any Governmental Authority under any applicable Antitrust Laws required to be obtained or made by it in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

6.2Conditions to Obligations of Woodward.  The obligations of Woodward to consummate the Closing are subject to the satisfaction or waiver of each of the following conditions:

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(a)the representations and warranties of GE contained in Section 4.2 shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same effect as if made on and as of the Closing Date;

(b)GE shall have performed and complied in all material respects with all agreements and covenants contained in this Agreement required to be performed or complied with by it prior to or at the Closing Date;

(c)Woodward shall have received a certificate signed by a duly authorized officer of GE to the foregoing effect; and

(d)GE shall have duly executed a counterpart to:

(i)the GE Contribution Agreement;

(ii)the Purchase and Sale Agreement;

(iii)the Operating Agreement; and

(iv)each of the Closing Date Ancillary Documents to which GE is to be party.

6.3Conditions to Obligations of GE.  The obligations of GE to consummate the Closing are subject to the satisfaction or waiver of each of the following conditions:

(a)the representations and warranties of the Woodward Members contained in Section 4.1 shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same effect as if made on and as of the Closing Date;

(b)the Woodward Members and their respective Affiliates (including the JV) shall have performed and complied in all material respects with all agreements and covenants contained in this Agreement required to be performed or complied with by it prior to or at the Closing Date;

(c)GE shall have received a certificate signed by a duly authorized executive officer of Woodward to the foregoing effect; and

(d)the applicable Woodward Member and/or the JV, as applicable, shall have duly executed a counterpart to:

(i)the GE Contribution Agreement;

(ii)the Purchase and Sale Agreement;

(iii)the Operating Agreement;

(iv)the Woodward Contribution Agreement; and

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(v)each of the Closing Date Ancillary Documents to which the applicable Woodward Member and/or the JV is to be party.

ARTICLE VII

TERMINATION

7.1Grounds for Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)by mutual written agreement of the Parties;

(b)by written notice from any Party to the other Party if:

(i)the Closing has not been effected on or prior to the close of business on the Termination Date; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to any Party whose failure to fulfill any of its obligations contained in this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to have occurred on or prior to such date; or

(ii)any Law or other legal restraint or prohibition preventing the Closing shall be in effect and shall have become final and nonappealable.

7.2Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and be of no effect, without any Liability on the part of either Party or its Affiliates; provided, that the provisions contained in Section 5.2, this Article VII and Article VIII shall survive and remain in full force and effect; and provided,  further, that any such termination shall not relieve any Party of any liability for any willful breach of this Agreement arising prior to such termination.

7.3Termination of Representations and Warranties and Covenants upon the Closing.  The representations and warranties of the Parties contained in Article IV and the covenants contained in Article V (other than Section 5.2) shall terminate and be of no further force or effect upon the consummation of the Closing; provided, however, that, for the avoidance of doubt, the representations and warranties set forth in the Woodward Contribution Agreement or the GE Contribution Agreement, as applicable, shall survive for the periods set forth therein.

7.4No Post-Closing Remedy for Breaches of Representations and Warranties.  The Parties hereby acknowledge and agree that, following the Closing, no Person shall have any rights with respect to any breach of any of the representations or warranties contained in Article IV.

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ARTICLE VIII

MISCELLANEOUS

8.1Notices.  All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by U.S. registered or certified mail (return receipt requested), postage prepaid, to the Parties at the addresses set forth below or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith.  Any such notice or communication shall be deemed to have been delivered and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of telecopier delivery, on the date sent if confirmation of receipt is received and such notice is also promptly mailed by registered or certified mail (return receipt requested), (c) in the case of a nationally-recognized overnight courier in circumstances under which such courier guarantees next Business Day delivery, on the next Business Day after the date when sent and (d) in the case of mailing, on the fifth Business Day following that on which the piece of mail containing such communication is posted to the address provided herein or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.  Notices to Parties pursuant to this Agreement shall be given to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.1):

(a)       to Woodward:

Woodward, Inc.

1000 East Drake Road

Fort Collins, Colorado 80525

[***]

with a copy to (which shall not constitute notice to Woodward):

Wilson Sonsini Goodrich & Rosati, Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attention:     Bradley L. Finkelstein
Michael S. Russell

Facsimile:     (650) 493-6811

(b)       to GE:

General Electric Corporation

c/o GE Aviation

One Neumann Way

Cincinnati, Ohio 45215

[***]

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with a copy to (which shall not constitute notice to GE):

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois  60603

Attention:    Brian J. Fahrney

Facsimile:    (312) 853-7036

8.2Amendments; Waivers.

(a)Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed in the case of an amendment, by all Parties to such agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b)No waiver by a Party of any default, misrepresentation or breach of a warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of a warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence.  No failure or delay by a Party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided under Law.

8.3Expenses.  Except as otherwise expressly provided in this Agreement or in any other Transaction Document, all costs and expenses incurred in connection with this Agreement and the other Transaction Documents and in closing and carrying out the transactions contemplated hereby and thereby shall be paid by the Party incurring such cost or expense.

8.4Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs, personal representatives and permitted assigns.  No Party hereto may transfer or assign either this Agreement or any of its rights, interests or obligations hereunder, whether directly or indirectly, by operation of law, merger or otherwise, without the prior written approval of the other Party.  No such transfer or assignment shall relieve the transferring or assigning Party of its obligations hereunder if such transferee or assignee does not perform such obligations.

8.5Governing Law.  This Agreement shall be construed in accordance with and this Agreement and any disputes or controversies related hereto shall be governed by the internal laws of the State of Delaware without giving effect to any conflicts of laws principles thereof that would apply the laws of any other jurisdiction.

8.6Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts and the signatures delivered by telecopy or email attachment, each of which shall be an original, with the same effect as if the signatures were upon the same instrument and

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delivered in person.  This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Party.

8.7Entire Agreement.  This Agreement (including the schedules and exhibits referred to herein), the other Transaction Documents (including the schedules and exhibits referred to therein) and the Confidentiality Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, express or implied, between and among the Parties with respect to the subject matter of this Agreement.  No representation, warranty, promise, inducement or statement of intention has been made by either Party that is not embodied in this Agreement or such other documents, and neither Party shall be bound by, or liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

8.8Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

8.9Severability.  If any provision of this Agreement, or the application thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect so long as, after excluding the portion deemed to be unenforceable, the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, unenforceable or void, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated to the greatest extent practicable in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

8.10Dispute Resolution.  Prior to the Parties exercising any rights pursuant to Section 8.11, any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including the meaning of its provisions, or the proper performance of any of its terms by either Party hereto, or its breach, termination or invalidity (each, a “Dispute”) will be resolved in accordance with the procedures specified in this Section 8.10.  Each Party hereto wishing to initiate the dispute resolution procedures set forth in this Section 8.10 shall give written notice of the Dispute to the other Party hereto (“Dispute Notice”).  If a Party has given a Dispute Notice under the preceding subsection, the Vice President, Commercial Engines Operation of GE and the Chief Executive Officer of Woodward (or, in either case, a designee satisfactory to the other Party) will attempt in good faith to resolve the Dispute within forty-five (45) days of the issuance of the Dispute Notice.  The Parties agree and acknowledge that such individuals shall be executives who have authority to settle the Dispute on behalf of their respective organizations.  Within fifteen (15) days after delivery of the Dispute Notice, the receiving Party will submit to the other a written response.  The response will include a statement of that Party’s position and a summary of arguments supporting that position.  Within forty-five (45) days after delivery of the Dispute Notice, the executives of GE and

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Woodward and any individual(s) accompanying them will meet at a mutually acceptable time and place, and thereafter, as often as they reasonably deem necessary, to attempt to resolve the Dispute.  If a Party gives another Party a Dispute Notice within the applicable statute of limitation or the applicable survival period, the statute of limitation or the survival period relating to that particular Dispute shall be tolled, provided that the Party pursues dispute resolution in accordance with the time frame specified in this Section 8.10.  The Parties will take any further action required to effectuate that tolling.  Each Party is required to continue to perform its obligations under this Agreement pending final resolution of any Dispute, unless to do so would be impossible or impracticable under the circumstances.  Except as required by Law, none of GE, Woodward nor any of their respective Representatives may disclose the existence, content, or results of any dispute resolution procedure hereunder without the prior written consent of each of GE and Woodward.

8.11Consent to Jurisdiction.  Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including the meaning of its provisions, or the proper performance of any of its terms by either Party hereto, or its breach, termination or invalidity, shall be subject to the exclusive jurisdiction of the courts of the State of Delaware sitting in the City of Wilmington or of the Federal courts sitting therein.  Each of the Parties hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such Proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court.

8.12Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (d) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12.

8.13Third Party Beneficiaries.  No provision of this Agreement shall create any third party beneficiary rights in any other Person, including any employee or former employee of Woodward or GE or any of their respective Affiliates (including any beneficiary or dependent thereof).

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8.14Specific Performance.  The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement and, in any action for specific performance, each Party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity (subject to the limitations set forth in this Agreement).  The Parties hereto further agree that (i) by seeking the remedies provided for in this Section 8.14, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement, and (ii) nothing set forth in this Section 8.14 shall require any Party hereto to institute any Proceeding for (or limit any Party’s right to institute any Proceeding for) specific performance under this Section 8.14 prior or as a condition to exercising any termination right under Article VII (and pursuing damages after such termination), nor shall the commencement of any Proceeding pursuant to this Section 8.14 or anything set forth in this Section 8.14 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VII or pursue any other remedies under this Agreement that may be available at any time.

8.15No Presumption against Drafting Party.  Woodward and GE acknowledge that each of the Parties hereto has been represented by counsel in connection with the negotiation and execution of this Agreement and the other Transaction Documents.  Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.

* * * *

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

WOODWARD, INC.

By:
Name:
Title:

GENERAL ELECTRIC COMPANY

By:
Name:
Title:

[Signature page to Master Agreement]

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APPENDIX A

TO MASTER AGREEMENT

“Affiliate”, with respect to any Person, means any other Person directly or indirectly controlling, controlled by or under common control with, such Person; provided, however, that (i) with respect to the JV and its Subsidiaries, “Affiliates” shall be deemed to expressly exclude GE and Woodward and each of their Affiliates, (ii) with respect to Woodward and its Subsidiaries, “Affiliates” shall be deemed to expressly exclude the JV and its Subsidiaries, and (iii) with respect to GE and its Subsidiaries, “Affiliates” shall be deemed to expressly exclude the JV and its Subsidiaries.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” or “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” has the meaning set forth in the introduction to this Agreement.

“Ancillary Document Agreement” means that certain Ancillary Document Agreement of even date herewith, including the exhibits and schedules thereto, by and between GE and Woodward, as the same may be amended from time to time.

“Ancillary Documents” means the GE Ancillary Documents and the Woodward Ancillary Documents.

“Antitrust Division” has the meaning set forth in Section 5.1(b) of this Agreement.

“Antitrust Law” means the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the HSR Act, the Federal Trade Commission Act, and all other domestic or foreign Laws passed by a domestic or foreign Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.1(b) of this Agreement.

“Business Day” means each day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Law to close.

“Claims” means all rights to causes of action, claims, demands, rights and privileges against third parties, whether liquidated or unliquidated, fixed or contingent, choate or inchoate.

“Closing” has the meaning set forth in Section 3.4 of this Agreement.

“Closing Date” means the date of the Closing, as further described in Section 3.4 of this Agreement.

A-1

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“Closing Date Ancillary Documents” has the meaning ascribed to such term in the Ancillary Document Agreement.

“Closing Date Extension Option” has the meaning set forth in Section 3.3 of this Agreement.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of October 28, 2014, by and between GE and Woodward.

“Consent” means an authorization, consent, approval, permit or license issued by, or waiver from, any Governmental Authority or other Person.

“Contract” means each legally-binding contract, agreement, option, lease, license, cross-license, sale and purchase order, commitment and other instrument of any kind, whether written or oral.

“Director” has the meaning ascribed to such term in the Operating Agreement.

“Dispute” has the meaning set forth in Section 8.10 of this Agreement.

“Dispute Notice” has the meaning set forth in Section 8.10 of this Agreement.

“Encumbrance” means, with respect to any asset, any lien, mortgage, pledge, hypothecation, right of others, Claim, security interest, encumbrance, lease, sublease, license, interest, option, charge or other restriction or limitation of any nature whatsoever in respect of such asset.

“Engineering Committee” has the meaning ascribed to such term in the Operating Agreement.

“Filing” means a registration or filing with, or notice to, any Governmental Authority or other Person.

“Finance Manager” has the meaning ascribed to such term in the Operating Agreement.

“Formation Date” has the meaning set forth in the recitals to this Agreement.

“FTC” has the meaning set forth in Section 5.1(b) of this Agreement.

“GE” has the meaning set forth in the introduction to this Agreement.

“GE Ancillary Documents” has the meaning ascribed to such term in the Ancillary Document Agreement.

“GE Contribution Agreement” has the meaning set forth in the recitals to this Agreement.

“GE Purchase” has the meaning set forth in Section 3.1 of this Agreement.

A-2

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“GE Transferred Assets” has the meaning set forth in the GE Asset Contribution Agreement.

“General Manager” has the meaning ascribed to such term in the Operating Agreement.

“Governmental Approval” means an authorization, consent, approval, permit or license issued by, or a registration or filing with, or notice to, or waiver from, any Governmental Authority.

“Governmental Authority” means any United States or non-United States federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Initial LLC Agreement” has the meaning set forth in the recitals to this Agreement.

“Initial Manager” has the meaning set forth in Section 5.6(a) of this Agreement.

“Interim Period” has the meaning set forth in Section 5.3 of this Agreement.

“JV” has the meaning set forth in the recitals to this Agreement.

“Knowledge” means, (i) with respect to Woodward, the actual knowledge, after reasonable inquiry, of [***] and (ii) with respect to GE, the actual knowledge, after reasonable inquiry, of [***].

“Law” means, with respect to any Person, any federal, state, local or foreign statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Authority applicable to such Person or any of its Affiliates or any of their respective properties, assets, officers, directors, managers (in the case of a limited liability company), employees, consultants or agents.

“Liability” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, asserted or unasserted, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, absolute, contingent, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.

“Membership Interest” has the meaning set forth in the Operating Agreement.

“Operating Agreement” has the meaning set forth in the recitals to this Agreement.

A-3

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Parties” has the meaning set forth in the introduction to this Agreement.

“Permits” means all permits, licenses, franchises, approvals, certificates, certifications, clearances, consents, waivers, concessions, exemptions, orders, registrations, notices or other authorizations of any Governmental Authority.

“Person” means an individual, corporation, partnership, association, limited liability company, trust, estate or other similar business entity or organization, including a Governmental Authority and any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the United States Securities Exchange Act of 1934, as amended.

“Proceeding” means any action, suit, Claim, charge, hearing, arbitration, audit, or proceeding (public or private).

“Purchase and Sale Agreement” has the meaning set forth in the recitals to this Agreement.

“Purchased Membership Interests” has the meaning set forth in the recitals to this Agreement.

“Representatives” has the meaning set forth in Section 5.2 of this Agreement.

“Secondee” has the meaning set forth in the Operating Agreement.

“Signing Date” means the date of this Agreement.

“Specified Filings” has the meaning set forth in Section 5.1(b) of this Agreement.

“Subject Ancillary Documents” has the meaning ascribed to such term in the Ancillary Document Agreement.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company or other similar entity as to which more than 50% of the outstanding capital stock or other securities having voting rights or power is owned or controlled, directly or indirectly, by such Person and/or by one or more of such Person’s direct or indirect subsidiaries.

“Technology Manager” has the meaning ascribed to such term in the Operating Agreement.

“Termination Date” means June 30, 2016.

“Transaction Documents” means this Agreement, the Ancillary Document Agreement and the Ancillary Documents.

“Woodward” has the meaning set forth in the introduction to this Agreement.

“Woodward Affiliate” has the meaning set forth in the introduction to this Agreement.

A-4

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Woodward Ancillary Documents” has the meaning ascribed to such term in the Ancillary Document Agreement.

“Woodward Contribution Agreement” has the meaning set forth in the recitals to this Agreement.

“Woodward Members” has the meaning set forth in the introduction to this Agreement.

* * * *

A-5

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A

Form of Woodward Contribution Agreement

See attached

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B

Form of Initial LLC Agreement

See attached

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C

Form of GE Contribution Agreement

See attached

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D

Form of Purchase and Sale Agreement

See attached

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E

Form of Operating Agreement

See attached

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A

CONTRIBUTION AGREEMENT

CONTRIBUTION AGREEMENT (this “Agreement”) dated as of [●] (the “Effective Date”), between Woodward, Inc., a Delaware corporation (“Woodward”), and [Company], a Delaware limited liability company (the “Company”).

WHEREAS Woodward desires to assign to the Company all of Woodward’s rights and certain of Woodward’s obligations under each of the contracts listed on Schedule I to this Agreement (the “Contributed Assets”) and the Company desires to assume all of such rights and obligations of Woodward under the Contributed Assets.

WHEREAS, in exchange for the assignment by Woodward of the Contributed Assets, the Company desires to issue to Woodward 100% of the equity interests in the Company (such equity interests, the “Company Equity Interests”).

NOW, THEREFORE, in consideration of the mutual covenants of this Agreement and for other good and valuable consideration the adequacy and receipt of which the parties to this Agreement hereby acknowledge, the parties agree as follows:

1.Assignment and Assumption.  Effective as of the Effective Date, (a) Woodward assigns to the Company all of Woodward’s rights and obligations with respect to each of the Contributed Assets and (b) the Company assumes all of the rights and obligations of Woodward with respect to each of the Contributed Assets, in each case, other than to the extent such obligations, but for a breach or default by Woodward, would have been paid, performed or otherwise discharged on or prior to the Effective Date or arise out of any such breach or default.

2.Issuance.  Effective of the Effective Date and in exchange for the contribution of the Contributed Assets by Woodward, the Company hereby issues to Woodward the Company Equity Interests.

3.Representations and Warranties of the Company.  The Company represents and warrants to Woodward as follows:

(a)Authority.  The Company has the requisite limited liability company power and authority to enter into and deliver this Agreement, perform its obligations set forth in this Agreement, and consummate the transactions contemplated by this Agreement.  The Company has duly executed and delivered this Agreement.  This Agreement is a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or equity).

(b)Non-Contravention.  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (i) contravene or conflict with the certificate of formation of the Company or the operating agreement of the Company; (ii) assuming the truthfulness of the representations of all other parties to this Agreement, contravene or conflict with or constitute a violation of any provision of any law binding upon or applicable to the Company or by which any of its assets or properties is bound or affected; or

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(iii) constitute a default under (or an event that, with or without notice or lapse of time or both, could reasonably be expected to become a default or an event of default) or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under any agreement, contract, note, bond, mortgage, indenture, lease, franchise, permit or other similar authorization or other instrument binding upon the Company.

(c)Equity Duly Authorized.  The Company Equity Interests, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and shall be free and clear of any security interest, pledge, mortgage, lien, charge, adverse claim of ownership or use, restriction on transfer (such as a right of first refusal or other similar rights), defect of title, or other encumbrance of any kind or character (“Liens”), other than Liens (if any) created (i) by or through Woodward or Woodward’s representatives; (ii) under or pursuant to applicable federal or state securities laws; or (iii) under the terms of this Agreement.

4.Representations and Warranties of Woodward.  Woodward represents and warrants to the Company as follows:

(a)Authority.  Woodward has the requisite corporate power and authority to enter into and deliver this Agreement, perform its obligations set forth in this Agreement, and consummate the transactions contemplated by this Agreement.  Woodward has duly executed and delivered this Agreement.  This Agreement is a valid, legal and binding obligation of Woodward, enforceable against Woodward in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or equity).

(b)Non-Contravention.  The execution, delivery and performance by Woodward of this Agreement and the consummation by Woodward of the transactions contemplated by this Agreement do not and will not (i) contravene or conflict with the certificate of incorporation of Woodward or the bylaws of Woodward; (ii) assuming the truthfulness of the representations of all other parties to this Agreement, contravene or conflict with or constitute a violation of any provision of any law binding upon or applicable to Woodward or by which any of its assets or properties is bound or affected; or (iii) constitute a default under (or an event that, with or without notice or lapse of time or both, could reasonably be expected to become a default or an event of default) or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under any agreement, contract, note, bond, mortgage, indenture, lease, franchise, permit or other similar authorization or other instrument binding upon Woodward.

(c)Limitations on Disposition and Resale.  Woodward understands and acknowledges that the Company Equity Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or any foreign jurisdiction and, unless such Company Equity Interests are so registered, that they may not be offered, sold, transferred or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable securities laws of any state or foreign jurisdiction.  Woodward understands that Woodward may not be able to liquidate its investment in the Company Equity Interests and agrees not to sell, transfer or otherwise dispose of the Company Equity Interests (or any portion thereof), unless such Company Equity Interests have been so registered or an exemption from the

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

requirement of registration is available under the Securities Act and any applicable state or foreign securities laws.

5.Miscellaneous.

(a)Amendments and Waivers.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed in the case of an amendment, by all parties to such agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.  No waiver by a party of any default, misrepresentation or breach of a warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of a warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence.  No failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided under law.

(b)Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, personal representatives and permitted assigns.  No party hereto may transfer or assign either this Agreement or any of its rights, interests or obligations hereunder, whether directly or indirectly, by operation of law, merger or otherwise, without the prior written approval of the other party.  No such transfer or assignment shall relieve the transferring or assigning party of its obligations hereunder if such transferee or assignee does not perform such obligations.

(c)Governing Law.  This Agreement shall be construed in accordance with and this Agreement and any disputes or controversies related hereto shall be governed by the internal laws of the State of Delaware without giving effect to any conflicts of laws principles thereof that would apply the laws of any other jurisdiction.

(d)Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts and the signatures delivered by telecopy or email attachment, each of which shall be an original, with the same effect as if the signatures were upon the same instrument and delivered in person.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party.

(e)Entire Agreement.  This Agreement (including the schedules and exhibits referred to herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, express or implied, between and among the parties with respect to the subject matter of this Agreement.  No representation, warranty, promise, inducement or statement of intention has been made by either party that is not embodied in this Agreement or such other documents, and neither party shall be bound by, or liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(f)Severability.  If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect so long as, after excluding the portion deemed to be unenforceable, the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, unenforceable or void, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated to the greatest extent practicable in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

(g)Consent to Jurisdiction.  Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including the meaning of its provisions, or the proper performance of any of its terms by either party hereto, or its breach, termination or invalidity, shall be subject to the exclusive jurisdiction of the courts of the State of Delaware sitting in the City of Wilmington or of the federal courts sitting therein. Each of the parties hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

(h)Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 5(h).

(i)Third Party Beneficiaries.  No provision of this Agreement shall create any third party beneficiary rights in any other person.

(j)Further Assurances.  Each of the parties hereto will cooperate with the others and execute and deliver to the others such other instruments and documents and take such other actions as may be reasonably requested from time to time by any party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

[Remainder of page intentionally blank]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

WOODWARD, INC.

By:
Name:
Title:

[Company]

By: Woodward, Inc., its managing member

By:
Name:
Title:

Signature Page to Woodward to Company Contribution Agreement

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule I

Contributed Assets

[***]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

LIMITED LIABLITY COMPANY AGREEMENT

OF

[JV] LLC

This Limited Liability Company Agreement (this “Agreement”) of [JV] LLC, a Delaware limited liability company (the “Company”), is entered into as of [●] and shall constitute the “limited liability company agreement” of the Company within the meaning of Section 18-101(7) of the Delaware Limited Liability Company Act, Title 6, Delaware Corporations Code, Section 18-101 et seq., as amended (the “Act”).

WHEREAS, pursuant to a Contribution Agreement dated [●], between Woodward and the Company, Woodward contributed certain assets to the Company in exchange for 100% of the equity interests in the Company.

WHEREAS, pursuant to a Contribution Agreement dated [●], between Woodward and Woodward Affiliate, Woodward contributed 10% of the equity interests in the Company to Woodward Affiliate in exchange for 100% of the equity interests in Woodward Affiliate.

NOW, THEREFORE, in consideration of the mutual covenants of this Agreement and for other good and valuable consideration the adequacy and receipt of which the members hereby acknowledge, the Members agree as follows:

1.Except as otherwise provided in this Agreement, the default provisions of the Act shall apply to the Company.

2.The name of the Company shall be “[JV] LLC”.

3.Woodward, Inc. (“Woodward”) and [●] (“Woodward Affiliate” and together with Woodward, the “Members”) are the sole “members” of the Company within the meaning of Section 18-101(11) of the Act.

4.The Company shall maintain a Delaware registered office and agent for the service of process as required by the Act.  In the event the registered agent ceases to act as such for any reason or the registered office shall change, Woodward shall promptly designate a replacement registered agent or file a notice of change of address, as the case may be.

5.The purpose and scope of the Company shall be to engage in such lawful activities as shall be determined by Woodward in its sole and absolute discretion.

6.The term of the Company began as of the date of filing of the certificate of formation for the Company in accordance with Section 18-201 of the Act and, unless otherwise specified in a certificate of cancellation filed by the Members in respect of the Company pursuant to Section 18-203 of the Act, such term shall continue in perpetuity.

7.Title to all Company property shall be held in the name of the Company; provided,  however, that the Company shall make such distributions of cash and/or property to the Members as Woodward shall from time to time determine in its sole and absolute discretion.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

8.Except as otherwise required by applicable law, the Members shall have no personal liability for the debts and obligations of the Company.

9.A separate capital account shall be maintained for each Member in a manner that complies with the Regulations (“Treasury Regulations”) promulgated under section 704 of the Internal Revenue Code of 1986, as amended.  Without limiting the generality of the foregoing, such capital accounts shall be (a) increased for all capital contributions (i.e., the amount of cash and fair market value of any contributed property) and allocations of  items of income and gain and (b) decreased by all distributions (i.e., the amount of cash and fair market value of any distributed property) and allocations of items of  loss and expense. Schedule A to this Agreement sets forth the percentage interest for each Member and the initial balance of their capital account.

10.Unless otherwise required by the Treasury Regulations, all items of income, gain, loss, deduction and credit shall be allocated among the Members in accordance with their percentage interests.

11.The Members shall have no obligation to make any contributions to the capital of the Company and shall make only such contributions as Woodward shall from time to time determine in its sole and absolute discretion.

12.The Members shall have no obligation to provide any services to the Company and shall provide only such services as Woodward shall from time to time determine in its sole and absolute discretion.

13.The Company shall indemnify the Members for and against any loss, damage, claim or expense (including attorneys' fees) whatsoever incurred by the Members relating to or arising out of any act or omission or alleged acts or omissions performed or omitted by the Members on behalf of the Company, to the fullest extent permitted by law.

14.Woodward shall control the management and operation of the Company in such manner as it shall determine in its sole and absolute discretion.  Woodward may appoint, remove and replace managers, officers and employees of the Company from time to time in its sole and absolute discretion.  Notwithstanding any provision of this Agreement to the contrary, any contract, agreement, deed, lease, note or other document or instrument executed on behalf of the Company by Woodward shall be deemed to have been duly executed by the Company and third parties shall be entitled to rely upon Woodward's power to bind the Company without otherwise ascertaining that the requirements of this Agreement have been satisfied.

15.To the maximum extent permitted by the Act and other applicable law, the Members: (a) shall not be subject to any fiduciary or other duties to the Company; and (b) shall not be liable to the Company for any action or omission concerning the Company or otherwise.

16.The Members may transfer all or any portion of their respective interest in the Company with the consent of Woodward.  In the event of any such transfer, this Agreement shall be amended to reflect the respective rights and obligations of the Members and the transferee or transferees.  No person shall be admitted to the Company as an additional member without the written consent of Woodward, which consent may be withheld in Woodward’s sole and absolute discretion.

-  2  -

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

17.It is the intention of the Members that the Company be treated as a partnership for federal, state and local income tax purposes.  The Members agree not to take any action or fail to take any action (including by amendment of this Agreement) which action or inaction would be inconsistent with such treatment.

18.The interpretation and enforceability of this Agreement and the rights and liabilities of the Members as such shall be governed by the laws of the State of Delaware as such laws are applied in connection with limited liability company operating agreements entered into and wholly performed upon in Delaware by residents of Delaware.  To the extent permitted by the Act and other applicable law, the provisions of this Agreement shall supersede any contrary provisions of the Act or other applicable law.

19.In the event any provision of this Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Agreement and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Agreement.

20.This Agreement may be amended, in whole or in part, only through a written amendment executed by the Members.

21.This Agreement contains the entire understanding and intent of the Members regarding the Company and supersedes any prior written or oral agreement respecting the Company.  There are no representations, agreements, arrangements, or understandings, oral or written, of the Members relating to the Company which are not fully expressed in this Agreement.

[Signature page follows]

-  3  -

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Member has executed this Agreement as of the date first above written.

WOODWARD, INC.

By:
Name:
Title:

[WOODWARD AFFILIATE]

By:
Name:
Title: Authorized Person

Signature Page to [JV] LLC Limited Liability Company Agreement

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule A

Member	Initial Capital Account	Percentage Interest
Woodward, Inc.	$[●]	90%
[Woodward Affiliate]	$[●]	10%

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

CONTRIBUTION AGREEMENT

CONTRIBUTION AGREEMENT (this “Agreement”) dated as of [●] (the “Effective Date”), between General Electric Company, a New York corporation (acting through its GE Aviation business unit (“GE”), and [Company], a Delaware limited liability company (the “Company”).

WHEREAS GE desires to assign to the Company all of GE’s rights and certain of GE’s obligations under each of the contracts listed on Schedule I to this Agreement (the “Contributed Assets”) and the Company desires to assume all of such rights and obligations of GE under the Contributed Assets.

NOW, THEREFORE, in consideration of the mutual covenants of this Agreement and for other good and valuable consideration the adequacy and receipt of which the parties to this Agreement hereby acknowledge, the parties agree as follows:

1.Assignment and Assumption.  Effective as of the Effective Date, (a) GE assigns to the Company all of GE’s rights and obligations with respect to each of the Contributed Assets and (b) the Company assumes all of the rights and obligations of GE with respect to each of the Contributed Assets, in each case, other than to the extent such obligations, but for a breach or default by GE, would have been paid, performed or otherwise discharged on or prior to the Effective Date or arise out of any such breach or default.

2.Representations and Warranties of the Company.  The Company represents and warrants to GE as follows:

(a)Authority.  The Company has the requisite limited liability company power and authority to enter into and deliver this Agreement, perform its obligations set forth in this Agreement, and consummate the transactions contemplated by this Agreement.  The Company has duly executed and delivered this Agreement.  This Agreement is a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or equity).

(b)Non-Contravention.  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (i) contravene or conflict with the certificate of formation of the Company or the operating agreement of the Company; (ii) assuming the truthfulness of the representations of all other parties to this Agreement, contravene or conflict with or constitute a violation of any provision of any law binding upon or applicable to the Company or by which any of its assets or properties is bound or affected; or (iii) constitute a default under (or an event that, with or without notice or lapse of time or both, could reasonably be expected to become a default or an event of default) or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under any agreement, contract, note, bond, mortgage, indenture, lease, franchise, permit or other similar authorization or other instrument binding upon the Company.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3.Representations and Warranties of GE.  GE represents and warrants to the Company as follows:

(a)Authority.  GE has the requisite corporate power and authority to enter into and deliver this Agreement, perform its obligations set forth in this Agreement, and consummate the transactions contemplated by this Agreement.  GE has duly executed and delivered this Agreement.  This Agreement is a valid, legal and binding obligation of GE, enforceable against GE in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or equity).

(b)Non-Contravention.  The execution, delivery and performance by GE of this Agreement and the consummation by GE of the transactions contemplated by this Agreement do not and will not (i) contravene or conflict with the certificate of incorporation of GE or the bylaws of GE; (ii) assuming the truthfulness of the representations of all other parties to this Agreement, contravene or conflict with or constitute a violation of any provision of any law binding upon or applicable to GE or by which any of its assets or properties is bound or affected; or (iii) constitute a default under (or an event that, with or without notice or lapse of time or both, could reasonably be expected to become a default or an event of default) or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under any agreement, contract, note, bond, mortgage, indenture, lease, franchise, permit or other similar authorization or other instrument binding upon GE.

4.Miscellaneous.

(a)Amendments and Waivers.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed in the case of an amendment, by all parties to such agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.  No waiver by a party of any default, misrepresentation or breach of a warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of a warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence.  No failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided under law.

(b)Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, personal representatives and permitted assigns.  No party hereto may transfer or assign either this Agreement or any of its rights, interests or obligations hereunder, whether directly or indirectly, by operation of law, merger or otherwise, without the prior written approval of the other party.  No such transfer or assignment shall relieve the transferring or assigning party of its obligations hereunder if such transferee or assignee does not perform such obligations.

(c)Governing Law.  This Agreement shall be construed in accordance with and this Agreement and any disputes or controversies related hereto shall be governed by the internal laws of the State of Delaware without giving effect to any conflicts of laws principles thereof that would apply the laws of any other jurisdiction.

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(d)Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts and the signatures delivered by telecopy or email attachment, each of which shall be an original, with the same effect as if the signatures were upon the same instrument and delivered in person.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party.

(e)Entire Agreement.  This Agreement (including the schedules and exhibits referred to herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, express or implied, between and among the parties with respect to the subject matter of this Agreement.  No representation, warranty, promise, inducement or statement of intention has been made by either party that is not embodied in this Agreement or such other documents, and neither party shall be bound by, or liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

(f)Severability.  If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect so long as, after excluding the portion deemed to be unenforceable, the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, unenforceable or void, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated to the greatest extent practicable in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

(g)Consent to Jurisdiction.  Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including the meaning of its provisions, or the proper performance of any of its terms by either party hereto, or its breach, termination or invalidity, shall be subject to the exclusive jurisdiction of the courts of the State of Delaware sitting in the City of Wilmington or of the federal courts sitting therein. Each of the parties hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

(h)Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF

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LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(h).

(i)Third Party Beneficiaries.  No provision of this Agreement shall create any third party beneficiary rights in any other person.

(j)Further Assurances.  Each of the parties hereto will cooperate with the others and execute and deliver to the others such other instruments and documents and take such other actions as may be reasonably requested from time to time by any party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

GENERAL ELECTRIC COMPANY

By:
Name:
Title:

[Company]

By: Woodward, Inc., its managing member

By:
Name:
Title:

Signature Page to GE to Company Contribution Agreement

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Schedule I

Contributed Assets

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EXHIBIT D

PURCHASE AND SALE AGREEMENT

by and among

WOODWARD, INC.,

[WOODWARD AFFILIATE]

and

GENERAL ELECTRIC COMPANY
(acting by and through its GE Aviation business unit)

dated as of [__________]

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i

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ii

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Section 7.14	No Presumption Against Drafting Party	27
Section 7.15	Further Assurances	27

ANNEXES

Annex A	Purchased Membership Interest and Percentage Interests
Annex B	Financial Information

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PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is entered into as of [●], by and among Woodward, Inc., a Delaware corporation (“Woodward”), [Woodward Affiliate], a Delaware limited liability company and wholly-owned subsidiary of Woodward (“Woodward Affiliate”), and General Electric Company, a New York corporation, acting by and through its GE Aviation business unit (“GE”).  Woodward, Woodward Affiliate and GE are sometimes referred to herein collectively as the “Parties” and each individually as a “Party.”

W I T N E S S E T H

WHEREAS, pursuant to the Master Agreement, dated as of May [●], 2015, by and between Woodward and GE (the “Master Agreement”), Woodward and GE are forming a joint venture to strengthen their relationship and better enhance innovation, performance and reliability in fuel systems for commercial aerospace applications;

WHEREAS, on [●], Woodward caused to be executed and delivered, and filed with the Secretary of State of the State of Delaware, the Certificate of Formation of [●] (the “Company”)

WHEREAS, pursuant to the Contribution Agreement, dated as of [●], by and between Woodward and the Company (the “Woodward Contribution Agreement”), effective on [●], (a) Woodward contributed the Woodward Contributed Assets (as defined in the Woodward Contribution Agreement) to the Company and (b) the Company accepted the Woodward Contributed Assets all upon the terms and conditions set forth therein;

WHEREAS, on [●], (a) Woodward contributed a 10% Membership Interest (as defined in the Operating Agreement) to Woodward Affiliate and (b) Woodward and Woodward Affiliate entered into the Limited Liability Company Agreement of the Company, dated as of [●] (the “Initial Operating Agreement”);

WHEREAS, pursuant to the Contribution Agreement, dated as of the Closing Date, by and between GE and the Company (the “GE Contribution Agreement”), concurrently herewith, (a) GE is contributing the GE Contributed Assets (as defined in the GE Contribution Agreement) to the Company and (b) the Company is accepting the GE Contributed Assets, all upon the terms and conditions set forth therein;

WHEREAS, pursuant to this Agreement, at the Closing, GE shall purchase and acquire from Woodward, and Woodward shall sell and transfer to GE, the Membership Interest set forth opposite GE’s name in Annex A (the “Purchased Membership Interest”), all upon the terms and conditions set forth herein; and

WHEREAS, concurrently herewith, Woodward, Woodward Affiliate and GE are entering into the Amended and Restated Limited Liability Company Agreement of the Company (the “Operating Agreement”), pursuant to which the Initial Operating Agreement will be amended and restated and, immediately following the Closing, the business and operations of the

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Company will be conducted in accordance with the Initial Business Plan (as defined in the Operating Agreement) (the “Business”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1     Incorporation of Definitions.  Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to the Master Agreement.

Section 1.2     Certain Definitions.  For purposes of this Agreement, the following terms shall have the following meanings:

“Anti-Bribery Laws” means the Foreign Corrupt Practices Act and all other anti-corruption Laws.

“Code” means the Internal Revenue Code of 1986.  To the extent that reference is made to any particular section of the Code, such reference shall be to any corresponding provisions of any successor Law.

“Damages” means any losses, liabilities, diminution in value, claims, damages, fines, penalties, assessments by public agencies, settlements, costs or expenses (including reasonable costs of investigation and defense and reasonable attorneys’ fees).

“Financial Information” means the historical financial information of the Company set forth in Annex B.

“GAAP” means generally accepted accounting principles in the United States.

“GE Specified Representations” means the representations and warranties set forth in Section 4.1,  Section 4.2,  Section 4.6 and Section 4.7

 “Order” means any execution, judgment, order, award, ruling, decision, verdict, subpoena, injunction or settlement.

“Permitted Encumbrances” means (a) the Encumbrances set forth in Schedule 1.1; (b) Encumbrances for Taxes not yet due and payable and (c) with respect to a Person, any mechanics’, carriers’, workmen’s, repairmen’s or other like Encumbrances arising or incurred in the ordinary course of business consistent with past practice that are not resulting from a breach, default or violation by such Person or its Affiliates and that are not, individually or in the aggregate, material to the Business taken as a whole.

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“Pre-Closing Period” means any taxable year or period (or a portion thereof) ending on or prior to the Closing Date.

“Proceeding” means any action, suit, Claim, charge, hearing, arbitration, audit, or proceeding (public or private).

“Post-Closing Period” means any taxable period other than a Pre-Closing Period.

“Straddle Period” means any taxable year or period that begins before and ends after the Closing Date.  For purposes of this Agreement, in the case of any Taxes that are payable for any Straddle Period, the portion of such Tax that relates to Pre-Closing Period will (i) in the case of any real and personal property Taxes and other Taxes imposed on a periodic basis, be deemed to be the amount of such Tax for the entire taxable period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period)  multiplied by a fraction, the numerator of which is the number of days in the taxable period ending at the end of the Closing Date and the denominator of which is the number of days in the entire relevant Straddle Period, and (ii) in the case of any other Tax, be deemed equal to the amount which would be payable if the relevant taxable period ended at the end of the Closing Date, except that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions), other than with respect to property placed in service after the Closing, shall be allocated on a daily basis.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company or other similar entity as to which more than fifty percent (50%) of the outstanding capital stock or other securities having voting rights or power is owned or controlled, directly or indirectly, by such Person and/or by one or more of such Person’s direct or indirect subsidiaries; provided,  however, that, except as otherwise expressly provided herein, (a) with respect to the Woodward Members and their Affiliates, “Subsidiaries” shall be deemed to expressly exclude the Company and its Subsidiaries, and (b) with respect to GE and its Affiliates, “Subsidiaries” shall be deemed to expressly exclude the Company and its Subsidiaries.

“Tax” (including, with correlative meaning, the term “Taxes”) means: (a) any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding on amounts paid to or by any Person, alternative or add-on minimum, ad valorem, value-added, transfer, stamp, or environmental tax (including taxes under Code Section 59A), or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Authority; and (b) any liability for the payment of amounts determined by reference to amounts described in clause (a) as a result of being or having been a member of any group that files, will file, or has filed Tax Returns on a combined, consolidated or unitary basis, as a result of any obligation under any agreement or arrangement (including any Tax sharing arrangement), as a result of being a transferee or successor, or by contract or otherwise.

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“Tax Return” means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

“Taxing Authority” means the U.S. Internal Revenue Service and any other Governmental Authority responsible for the administration of any Tax.

“Transaction Documents” means this Agreement, the Master Agreement, the Woodward Ancillary Documents, and the GE Ancillary Documents.

“Transfer Tax”  means any sales Tax, use Tax, direct or indirect real property transfer or gains Tax, documentary stamp Tax, value-added Tax or similar Tax and related fees.

“Woodward Aggregate Cash” means $[250,000,000].  1

“Woodward Annual Payment Amount” means an amount, rounded to the nearest dollar, equal to the product of the Woodward Aggregate Cash and 0.01957672 (for example, solely for illustrative purposes, if the Woodward Aggregate Cash is equal to $250,000,000, the Woodward Annual Payment Amount would be equal to $4,894,180).

“Woodward Members” means, collectively, Woodward and Woodward Affiliate.

“Woodward Specified Representations” means the representations and warranties set forth in Section 3.1,  Section 3.2,  Section 3.3,  Section 3.11 and Section 3.13.

Section 1.3     Terms Defined in Other Sections.  The following terms are defined in the following Sections:

________________________

1Note to Draft: The Woodward Aggregate Cash was calculated assuming a Closing Date of October 1, 2015. If the Closing Date occurs prior to October 1, 2015, the Woodward Aggregate Cash payable by GE to Woodward will be increased to reflect the additional value GE will receive as a result of its participation in the cash flows of the Company as of the earlier Closing Date. If the Closing Date occurs after October 1, 2015, the Woodward Aggregate Cash payable by GE to Woodward will be decreased to reflect the reduction in value GE will receive as a result of the delay in its participation in the cash flows of the Company until such later Closing Date. The actual adjustment to the Woodward Aggregate Cash, if any, will be based on a calculation of Company profits for the period between October 1, 2015 and the actual Closing Date, where the Company profits for purposes of this calculation will equal the excess of the amount of sales covered by the Company scope and to be included in the Company financial results for the period over the amount of costs of sales covered by the Company scope and to be included in the Company financial results for the period, both determined in a manner consistent with the supply agreement pricing provisions of the Transaction Documents. For the avoidance of doubt, the NRE funded by the parties separately during the Pre-JV Period pursuant to the GE9X side letter shall not be included in the calculation of the Company’s profits for purposes of the adjustment to the Woodward Aggregate Cash.  Notwithstanding anything herein to the contrary, in the event that GE exercises the Closing Date Extension Option (pursuant to and as defined in the Master Agreement), the Woodward Aggregate Cash shall be increased above $250,000,000, if applicable, in accordance with the foregoing to reflect the date on which the Closing would have occurred but for the exercise by GE of the Closing Date Extension Option (if the Closing would have occurred prior to October 1, 2015), but shall not be decreased below $250,000,000 in accordance with the foregoing (if the Closing would have occurred after October 1, 2015).

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Term	Section
Agreement	Preamble
Assumed Deductions	5.3(b)
Bankruptcy and Equity Exception	3.1(b)
Basis Adjustment Statement	5.3
Business	Recitals
Cap	6.2(a)
Closing	2.4
Closing Date	2.4
Company	Recitals
Company Contract	3.8(a)
[***]	6.2(a)
Deduction Shortfall Amount	6.4(b)
Defending Party	6.3(b)(ii)
GE	Preamble
GE After-Tax Return	6.4(b)
GE Contributed Contract	4.3(a)
GE Contribution Agreement	Recitals
GE Indemnified Persons	6.2(a)
GE Purchase	2.1
Indemnified Party	6.3(a)
Indemnifying Party	6.3(a)
Initial Basis Adjustment Statement	5.3(a)
Initial Operating Agreement	Recitals
Master Agreement	Recitals
Operating Agreement	Recitals
Original Deduction Shortfall Payment	6.4(d)
Parties	Preamble
Pre-Closing Income Tax Return	5.1(e)
Proposed Basis Adjustment Statement	5.3(a)
Purchase Price	2.2
Purchased Membership Interest	Recitals
Revised Basis Adjustment Statements	5.3(a)
Revised Deduction Shortfall Payment	6.4(d)
Survival Period	6.1
Third Party Claim	6.3(b)
Voting Debt	3.3
Woodward	Preamble
Woodward Affiliate	Preamble
Woodward After-Tax Return	6.4(b)
Woodward Contribution Agreement	Recitals
Woodward Indemnified Persons	6.2(b)

Section 1.4     Other Definitional Provisions.  The definitions in Section 1.2 and referenced in Section 1.3 shall apply equally to both the singular and plural forms of the terms

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defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  All references herein to Articles, Sections and Annexes shall be deemed to be references to Articles and Sections of, and Annexes to, this Agreement unless the context shall otherwise require.  All Annexes and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Except as otherwise indicated, the word “or” shall not be exclusive and shall mean “and/or.”  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”  References to a Person are also to its permitted successors and permitted assigns.  Unless otherwise expressly provided herein, all references to “dollars” or “$” shall mean United States Dollars.  Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

ARTICLE II

SALE AND PURCHASE OF MEMBERSHIP INTEREST;
PURCHASE PRICE; CLOSING

Section 2.1     Sale and Purchase of Membership Interest.  Upon the terms and subject to the conditions set forth herein, simultaneously with the execution and delivery of this Agreement at the Closing, Woodward is hereby selling to GE, free and clear of all Encumbrances, and GE is hereby purchasing from Woodward, the Purchased Membership Interest (the “GE Purchase”).  The Parties agree to treat the GE Purchase as a sale of interests in the Company pursuant to Section 741 of the Code.

Section 2.2     Purchase Price.  The aggregate consideration for the Purchased Membership Interest shall be an amount equal to (a) the Woodward Aggregate Cash, plus (b) subject to Section 2.3, the aggregate amount payable of the Woodward Annual Payment Amounts (the “Purchase Price”).

Section 2.3     Payments.  GE shall (i) at the Closing, pay, or cause to be paid, by wire transfer of immediately available funds to an account designated by Woodward to Woodward the Woodward Aggregate Cash and (ii) on each anniversary of the Closing Date for each of the fifteen (15) years following the Closing Date, pay, or cause to be paid, by wire transfer of immediately available funds to an account designated by Woodward not less than three (3) Business Days prior to such anniversary of the Closing Date, to Woodward the Woodward Annual Payment Amount.

Section 2.4     Closing.  The consummation of the GE Purchase and the other transactions contemplated under this Agreement (the “Closing”) shall take place at the offices of Sidley

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Austin LLP, Chicago, Illinois at the same time as the closing of the transactions contemplated by the Master Agreement (Central time) on the date of this Agreement.  The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.”

Section 2.5     Withholdings.  GE shall be entitled to deduct and withhold from payments otherwise payable under this Agreement to Woodward such amounts as are required with respect to the making of such payments under the Code or under any provision of state, local or foreign Tax Law.  Any amount deducted or withheld pursuant to this Section 2.5 and timely paid over to the applicable Taxing Authority shall be treated for all purposes of this Agreement as having been paid to Woodward in respect of which such deduction or withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE WOODWARD MEMBERS

Except as set forth in the Schedules, the Woodward Members hereby jointly and severally represent and warrant to GE as follows:

Section 3.1     Organization, Standing and Authority; Execution and Delivery; Enforceability.

(a)     Woodward is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Woodward Affiliate is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.  Each of the Woodward Members has all requisite corporate or limited liability company power and authority, as the case may be, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, as applicable.  All corporate acts and other proceedings required to be taken by each of the Woodward Members to authorize the execution, delivery and performance of this Agreement and to consummate the transactions contemplated hereby, as applicable, have been duly and properly taken.

(b)     This Agreement has been duly executed and delivered by each of the Woodward Members.  Assuming that this Agreement has been duly authorized, executed and delivered by GE, this Agreement constitutes a legal, valid and binding obligation of each of the Woodward Members, enforceable against the Woodward Members, as applicable, in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally, general principles of equity and the discretion of courts in granting equitable remedies (the “Bankruptcy and Equity Exception”)).

Section 3.2     Consents; Conflicts.

(a)     No Consent of, or Filing with, any Governmental Authority or other Person is required to be obtained or made by or with respect to any of the Woodward Members in connection with the execution and delivery of this Agreement, the consummation of the

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transactions contemplated hereby or the compliance by the Woodward Members, as applicable, with the terms and conditions hereof.

(b)     The execution and delivery of this Agreement by the Woodward Members and the consummation of the transactions contemplated hereby and compliance by the Woodward Members with the terms and conditions hereof do not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or give rise to any obligation of any Person to make any payment under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Encumbrance upon any of the assets of either Woodward Member or the Company under, any provision of (i) the certificate of incorporation, certificate of formation, limited liability company agreement, operating agreement or by-laws (or the comparable governing instruments) of either of the Woodward Members, (ii) any Contract to which either Woodward Member or the Company is a party or by which any of its respective properties or assets are bound or (iii) any Law applicable to the operations or the assets of either Woodward Member or the Company, other than in the case of clause (ii), any such violation, default, termination, cancellation, acceleration, loss or Encumbrance that would not reasonably be expected to prevent or materially impede or delay the ability of the Woodward Members to perform their obligations under this Agreement.

Section 3.3     Membership Interests.  The Woodward Members have good and valid title to all of the Membership Interests, free and clear of any Encumbrances, and are the record and beneficial owner thereof.  At the Closing, good and valid title to the Purchased Membership Interest will pass to GE free and clear of any Encumbrances, other than those arising from acts of GE or its Affiliates and arising under, once executed, the Operating Agreement.  Except for the Membership Interests, as of the Closing, there are no voting securities of, or other equity interests in, the Company, reserved for issuance or outstanding.  The Membership Interests have been duly authorized and validly issued.  The Membership Interests have not been issued in violation of, and are not subject to, any preemptive, subscription or similar rights under any provision of applicable Law, the Initial Operating Agreement (or comparable governing instrument of the Company) or any Contract to which the Company or any Woodward Member is subject, bound or a party.  As of the Closing, there are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or that are convertible into, or exercisable or exchangeable for, securities having the right to vote) on any matters on which holders of the Membership Interests may vote (“Voting Debt”).  As of the Closing, there are no outstanding warrants, options, rights, “phantom” stock rights, stock appreciation rights, stock based performance units, convertible or exchangeable securities or other commitments or undertakings (other than this Agreement) (a) pursuant to which either of the Woodward Members or any of their Affiliates are or may become obligated to issue, deliver or sell (i) any other voting securities of, or equity interests in, the Company, (ii) any security convertible into, or exchangeable for, voting securities of, or equity interests in, the Company or (iii) any Voting Debt, (b) pursuant to which any of the Company, the Woodward Members or any of their Affiliates are or may become obligated to issue, grant, extend or enter into any such warrant, option, right, unit, security, commitment or undertaking relating to the Company or (c) that give any Person the right to receive any benefits or rights similar to any rights enjoyed by or accruing

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to the holders of Membership Interests.  Other than this Agreement, the Woodward Ancillary Documents and the Initial Operating Agreement, as of the Closing, the Membership Interests are not subject to any voting trust agreement or other Contract, including any such Contract restricting or otherwise relating to the voting, dividend rights or disposition of the Membership Interests.

Section 3.4     Subsidiaries.  The Company does not own any direct or indirect interest in any other Person.

Section 3.5     Operations.  Except in connection with (a) the formation of the Company, (b) the preparation, execution and performance of the Transaction Documents, (c) the performance of the Company Contracts (and the preparation and execution of any amendments, modifications or supplements thereto) and (d) the transactions contemplated by the Master Agreement and the other Transaction Documents, the Company has not conducted any material operations or engaged in any material business activity or acquired any assets or assumed any Liabilities.

Section 3.6     Financial Information.  The Financial Information (a) is complete and correct in all material respects with respect to the period(s) covered thereby, and (b) has been prepared in accordance with GAAP and the accounting policies of the Company consistently applied throughout the period(s) covered thereby, to the extent applicable.

Section 3.7     Taxes.

(a)     (i) The Company’s tax basis in each of the Woodward Contributed Assets immediately prior to the transactions contemplated by this Agreement is no greater than the basis such asset had in the hands of Woodward prior to the transactions described in the Woodward Contribution Agreement and (ii) none of such assets was acquired by Woodward directly or indirectly from an Affiliate in a transaction that caused Woodward to have a federal income tax basis therein different from such Affiliate’s federal income tax basis.

(b)     Woodward has been treated as a corporation for U.S. federal (and all applicable state and local) income tax purposes at all times since the day prior to the formation of the Company, and Woodward Affiliate has a valid and timely election in place to be properly treated as an association taxable as a corporation, effective from and after its formation, pursuant to Treasury Regulations Section 301.7701-3(c) for U.S. federal (and all applicable state and local) income tax purposes.  The transactions described in the third and fourth recital to this Agreement occurred no later than the first Business Day after the date on which Woodward made its Specified Filing (as defined in the Master Agreement).

(c)     (i) All income and other material Tax Returns required to be filed by or on behalf of Woodward or any of its Affiliates relating to the Woodward Contributed Assets, the Business or the Company have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed, and all such Tax Returns are true, complete and correct in all material respects; and (ii) all Taxes relating to the

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Woodward Contributed Assets, the Business or the Company required to have been paid by the Company have been fully and timely paid.

(d)     All deficiencies asserted or assessments made as a result of any examinations by any Taxing Authority of the Tax Returns relating to the Woodward Contributed Assets, the Business or the Company have been fully paid, and there are no other audits or investigations by any Taxing Authority in progress, nor has Woodward or any of its Affiliates received any notice from any Taxing Authority that it intends to conduct such an audit or investigation relating to the Woodward Contributed Assets, the Business or the Company.

(e)     There is no Tax allocation, Tax sharing or similar agreement that will apply to any of the Woodward Contributed Assets after the Closing Date.

(f)     There are no powers of attorney that are currently in force with respect to any Tax matter involving the Woodward Contributed Assets that will be binding on or enforceable by the Company after the Closing.

(g)     Woodward and its Affiliates have each complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes relating to the Woodward Contributed Assets, the Business or the Company and have duly and timely withheld and paid over to the appropriate Taxing Authorities all amounts required to be so withheld and paid over under all applicable Laws.

(h)     No written claim has been made by a Taxing Authority in a jurisdiction in which Woodward or any of its Affiliates does not currently file a Tax Return relating to the Woodward Contributed Assets, the Business or the Company that Woodward or its Affiliates is or may be required to file a Tax Return in such jurisdiction.

(i)     No Woodward Contributed Asset is a contract, agreement, plan or arrangement covering any Person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by the Company or any of its Affiliates by reason of section 280G of the Code or be subject to section 4999 of the Code.

(j)     There are no Encumbrances for Taxes upon the Woodward Contributed Assets or the Purchased Membership Interest other than Permitted Encumbrances.

(k)     No issue has been raised by written inquiry of any Governmental Authority to Woodward or its Affiliates, which would reasonably be expected to affect the Tax treatment of the Woodward Contributed Assets, the Business or the Company or its owners in a Post-Closing Period.

(l)     None of the Woodward Members, the Company or any of their respective Affiliates have executed or entered into any agreement with, or obtained any consents or clearances from, any Taxing Authority, or have been subject to any ruling guidance specific to any of the Parties, that would be binding on the Company for any taxable period (or portion thereof) ending after the Closing Date.

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(m)     The Woodward Members have each owned at least ten percent (10%) of the Membership Interests at all times since the formation of the Company.

(n)     The Company has a zero tax basis in any of the Woodward Contributed Assets that is a section 197 intangible.

(o)     All of the liabilities of the Company arose after the transactions contemplated by the Woodward Contribution Agreement.

(p)     Woodward has owned and will continue to own one hundred percent (100%) of the equity interests of Woodward Affiliate immediately before and after the Closing.  Woodward does not have any plan or intention to sell, exchange or otherwise dispose of any of the equity interests of Woodward Affiliate.

(q)     The Company has made no elections for federal income tax purposes other than those set forth in Schedule 3.7.

Section 3.8     Contracts.

(a)     Set forth in Schedule 3.8 is a complete and correct list, as of the date hereof, of each Contract to which the Company is a party (each, a “Company Contract”).

(b)     Each Company Contract is valid, binding and in full force and effect and enforceable by the Company in accordance with its terms (subject to the Bankruptcy and Equity Exception).  The Company is not in breach or default in any material respect of any Company Contract.  No written notice has been received by the Company or any of the Woodward Members of their respective Affiliates alleging that it is in breach or default in any material respect under any Company Contract.  To the Knowledge of Woodward, no party to any Company Contract is (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder or has exercised any termination rights with respect thereto.  The Woodward Members and their Affiliates, including the Company, have delivered or made available to GE (to the extent permitted by applicable Law) true, correct and complete copies of all of the Company Contracts, including all amendments, modifications or supplements thereto.

Section 3.9     Claims.  There is no actual or, to the Knowledge of Woodward, threatened Claim against the Company arising out of the operation of the Business or ownership of any assets of the Company that:  (a) involves a claim of, or an unspecified amount which would reasonably be expected to result in a Liability of, more than [***]; (b) seeks any injunctive relief or the imposition of any restriction on the ability of the Business to compete in any business or with any Person in (or otherwise conduct business in) any geographic area; (c) involves criminal proceedings or a material investigation by a Governmental Authority; or (d) individually or in the aggregate, would be reasonably likely to be material to the Company.  There is no actual or, to the Knowledge of Woodward, threatened Claim against any of the Woodward Members or any of their Affiliates, including the Company, that seeks any legal restraint or prohibition against the transactions contemplated by this Agreement.  None of the Woodward Members or any of their Affiliates, including the Company, is a party or subject to or in default under any

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Order of any Governmental Authority or arbitration tribunal applicable to the operation of the Business or any asset of the Company, including any Woodward Contributed Asset.

Section 3.10     Compliance with Applicable Laws.  Except as set forth in Schedule 3.10:

(a)     None of the Woodward Members or any of their Affiliates, including the Company, (by virtue of any past or present action, omission to act, Contract to which it is a party or any occurrence or state of facts) has, since January 1, 2012, failed to comply or is failing to comply with any Law, including any Anti-Bribery Law or any Law relating to worker health, industrial hygiene or safety (including product safety, product responsibility, product liability or defective products), or Order of any Governmental Authority in connection with its operation of the Business, except for any such failure to comply that was not, or is not reasonably likely to be, material to the Business or the Woodward Members.  None of the Woodward Members or any of their Affiliates, including the Company, has, since January 1, 2012, in connection with its operation of the Business received any written or, to the Knowledge of Woodward, other notice of, been charged with, or received any inquiry concerning, the failure to comply in any material respect with or the potential failure to comply with any applicable Law, including any Anti-Bribery Law.  Since January 1, 2012, none of the Woodward Members or any of their Affiliates, including the Company, has made, or been ordered to make, any material payment in respect of any damages, fines, penalties, assessments or settlements to any Governmental Authority related to the Business.

(b)     There is no investigation or Claim by a Governmental Authority pending or, to the Knowledge of Woodward, threatened against any of the Woodward Members or any of their Affiliates, including the Company (or any of their respective officers, directors and employees), in connection with the Business with respect to matters described this Section 3.10.

Section 3.11     Sufficiency of Assets.  Assuming the accuracy of the representations and warranties of GE set forth in Section 4.6, the Woodward Contributed Assets, and the services provided to the Company pursuant to the Transaction Documents by Woodward and its Affiliates (when combined with the GE Contributed Assets and the services provided to the Company pursuant to the Transaction Documents by GE and its Affiliates) comprise all the properties, personnel (whether employees or secondees), assets and rights necessary for the Company to conduct its business and operations in accordance with the Initial Business Plan.

Section 3.12     Books and Records.  The books of account, minute books and equity interest record books (or their equivalents) of the Company are complete and correct in all material respects.

Section 3.13     Brokerage.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon any arrangements made by or on behalf of any of the Woodward Members or any of their Affiliates, including the Company.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF GE

GE represents and warrants to the Woodward Members that:

Section 4.1     Organization, Standing and Authority; Execution and Delivery; Enforceability.

(a)      GE is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.  GE has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate acts and other proceedings required to be taken by GE to authorize the execution, delivery and performance by GE of this Agreement and for GE to consummate the transactions contemplated hereby have been duly and properly taken.

(b)     This Agreement has been duly executed and delivered by GE.  Assuming that this Agreement has been duly authorized, executed and delivered by each of the Woodward Members, this Agreement constitutes a legal, valid and binding obligation of GE, enforceable against GE in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 4.2     Consents; Conflicts.

(a)     No Consent of, or Filing with, any Governmental Authority is required to be obtained or made by GE in connection with the execution and delivery by GE of this Agreement, the consummation by GE of the transactions contemplated hereby or the compliance by GE with the terms and conditions hereof.

(b)     The execution and delivery of this Agreement by GE does not and the consummation by GE of the transactions contemplated hereby and compliance by GE with the terms and conditions hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or result in the creation of any Encumbrances upon any of the properties or assets of GE under, any provision of (a) the certificate of incorporation or by-laws (or the comparable governing instruments) of GE or (b) any Contract to which GE is a party or by which any of its respective properties or assets are bound or (c) any Law applicable to GE or any of its respective properties or assets, other than in the case of clause (b), any such violation, default, termination, cancellation, acceleration, loss or Encumbrance that would not reasonably be expected to prevent or materially impede or delay the ability of GE to perform its obligations under this Agreement.

Section 4.3     Contracts.

(a)     Set forth in Schedule 4.3 is a complete and correct list of each Contract included in the GE Contributed Assets (each, a “GE Contributed Contract”).

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(b)     Each GE Contributed Contract is valid, binding and in full force and effect and enforceable by GE or its Affiliates in accordance with its terms (subject to the Bankruptcy and Equity Exception).  GE and its Affiliates are not in breach or default in any material respect of any GE Contributed Contract.  No written notice has been received by GE or any of its Affiliates alleging that it is in breach or default in any material respect under any GE Contributed Contract.  To the Knowledge of GE, no party to any GE Contributed Contract is (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder or has exercised any termination rights with respect thereto.  GE and its Affiliates have delivered or made available to the Woodward Members (to the extent permitted by applicable Law) true, correct and complete copies of all of the GE Contributed Contract, including all amendments, modifications or supplements thereto.

Section 4.4     Claims.  There is no actual or, to the Knowledge of GE, threatened Claim against GE or any of its Affiliates that seeks any legal restraint or prohibition against the transactions contemplated by this Agreement.  Neither GE nor any of its Affiliates is a party or subject to or in default under any Order of any Governmental Authority or arbitration tribunal applicable to GE’s or any of its Affiliates’ performance under the GE Contributed Contracts.

Section 4.5     Compliance with Applicable Laws.  Except as set forth in Schedule 4.5:

(a)     Neither GE nor any of its Affiliates (by virtue of any past or present action, omission to act, Contract to which it is a party or any occurrence or state of facts) has, since January 1, 2012, failed to comply or is failing to comply with any Law, including any Anti-Bribery Law or any Law relating to worker health, industrial hygiene or safety (including product safety, product responsibility, product liability or defective products), or Order of any Governmental Authority in connection with its performance under the GE Contributed Contracts, except for any such failure to comply that was not, or is not reasonably likely to be, material to the operation of the Business or GE.  Neither GE nor any of its Affiliates has, since January 1, 2012, in connection with its performance under the GE Contributed Contracts received any written or, to the Knowledge of GE, other notice of, been charged with, or received any inquiry concerning, the failure to comply in any material respect with or the potential failure to comply with any applicable Law, including any Anti-Bribery Law.  Since January 1, 2012, neither GE nor any of its Affiliates has made, or been ordered to make, any material payment in respect of any damages, fines, penalties, assessments or settlements to any Governmental Authority related to its performance under the GE Contributed Contracts.

(b)     There is no investigation or Claim by a Governmental Authority pending or, to the Knowledge of GE, threatened against GE or any of its Affiliates (or any of their respective officers, directors and employees) in connection with GE’s or any of its Affiliates’ performance under the GE Contributed Contracts with respect to matters described this Section 4.5.

Section 4.6     Sufficiency of Assets.  Assuming the accuracy of the representations and warranties of Woodward and Woodward Affiliate set forth in Section 3.11, the GE Contributed Assets, and the services provided to the Company pursuant to the Transaction Documents by GE and its Affiliates (when combined with the Woodward Contributed Assets and the services provided to the Company pursuant to the Transaction Documents by Woodward and its

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Affiliates) comprise all the properties, personnel (whether employees or secondees), assets and rights necessary for the Company to conduct its business and operations in accordance with the Initial Business Plan.

Section 4.7     Brokerage.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon any arrangements made by or on behalf of GE or any of its Affiliates.

ARTICLE V

TAX MATTERS

Section 5.1     Tax Covenants.

(a)     The Company shall have a valid election in effect under Section 754 of the Code for the taxable year in which the Closing Date occurs.

(b)     None of Woodward, Woodward Affiliate or any of their Affiliates will take a position inconsistent with any of the Tax representations or covenants in this Agreement (which treatment GE and the Woodward Members acknowledge is consistent with current Tax provisions of applicable Law) in respect of the transactions contemplated by this Agreement unless the parties are otherwise required to take such a position as a result of a change in the Tax provisions of applicable Law or any court or regulatory interpretation thereof binding on the parties.

(c)     Unless GE grants its prior written consent, which consent shall not be unreasonably withheld, Woodward and Woodward Affiliate will each continue to own at least ten percent (10%) of the Membership Interests at all times that GE or any of its Affiliates holds any Membership Interests in the Company.

(d)     Unless GE grants its prior written consent, which consent shall not be unreasonably withheld, (i) Woodward will properly be treated as a corporation for U.S. federal (an all applicable state and local) income tax purposes and (ii) Woodward Affiliate will continue to have a valid and timely election in place to be properly treated as an association taxable as a corporation pursuant to Treasury Regulations Section 301.7701-3(c) for U.S. federal (and all applicable state and local) income tax purposes.

(e)     Woodward and its Affiliates shall, at their own expense, prepare or cause to be prepared and file or cause to be filed, all income Tax Returns required to be filed with respect to the Company for all Pre-Closing Periods (“Pre-Closing Income Tax Returns”).  All such Tax Returns shall be prepared in accordance with the past practice of the Company unless otherwise required by applicable Law. If GE, its Affiliates or the Company would reasonably be expected to be affected in any Post-Closing Period by the positions taken on such Pre-Closing Income Tax Return, Woodward and its Affiliates shall permit GE to review and comment on such Pre-

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Closing Income Tax Return described in this sentence prior to the filing thereof and shall consider in good faith GE’s timely comments.

(f)     The Company shall prepare and file all Tax Returns of the Company other than Pre-Closing Income Tax Returns. All such Tax Returns relating to any Pre-Closing Period (including Tax Returns with respect to a Straddle Period) shall be prepared in accordance with the past practice of the Company unless otherwise required by applicable Law.

(g)     Without the prior written consent of Woodward, which consent will not be unreasonably withheld, conditioned or delayed, the Company shall not, and shall not permit any of its Affiliates to, amend any previously-filed Tax Return of the Company, file any Tax Return for a Pre-Closing Period in a jurisdiction in which the Company has not previously filed Tax Returns, enter into any voluntary compliance or disclosure agreement or arrangement relating to Taxes, or make any other similar voluntary contact with a Taxing Authority with respect to any Pre-Closing Period.

(h)     Provided that the related Taxes either (i) have been paid by the Company, Woodward or its Affiliates on or prior to the Closing Date or (ii) have resulted in a claim for indemnification pursuant to ARTICLE VI, any refunds of Taxes or credits for overpayment of Taxes that are realized by GE, its Affiliates, or Company, net of any reasonable cost attributable to the obtaining and receipt of such refund or credit, shall be for the account of Woodward, and GE, its Affiliates, or Company, as the case may be, will deliver and pay over to Woodward any such refund or the amount of any such credit within ten (10) business days after receipt.

Section 5.2     Transfer Taxes.  All Transfer Taxes arising by reason of the transactions contemplated by the GE Contribution Agreement shall be borne one hundred percent (100%) by GE. All Transfer Taxes arising by reason of the transactions contemplated by the Woodward Contribution Agreement and the contribution of the 10% Membership Interest to Woodward Affiliate shall be borne one hundred percent (100%) by the Woodward Members. All Transfer Taxes arising as a result of the transactions contemplated by this Agreement shall be borne fifty percent (50%) by the Woodward Members and fifty percent (50%) by GE, regardless of which Party is responsible for the payment of such Transfer Taxes.  Any necessary Tax Return filings with respect to Transfer Taxes shall be the obligation and responsibility of the Party required by applicable Law to file such Tax Returns, provided that the other Parties shall cooperate in the filing of any such Tax Returns and shall reimburse the filing Party of its share of Transfer Taxes pursuant to this Section 5.2.

Section 5.3     Allocation of Basis Adjustment.

(a)     Any adjustment to be made to the tax basis of the assets of the Company pursuant to Section 743 of the Code shall be allocated among such assets in accordance with Section 755 of the Code and the Treasury Regulations promulgated thereunder.  Not later than ninety (90) days following the Closing Date, GE and the Woodward Members shall cause the Company to prepare and deliver to GE and Woodward a schedule (the “Proposed Basis Adjustment Statement”) setting forth the computation of the aggregate amount of such adjustment and the allocation of such adjustment among the Company’s assets for GE and

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Woodward’s review and approval.  If, within ten (10) days following delivery of the Proposed Basis Adjustment Statement, GE or Woodward notifies the Company in writing of its disagreement with the Proposed Basis Adjustment Statement, GE and Woodward shall endeavor to resolve such disagreement, and if they are unable to do so such disagreement shall be submitted for resolution to an independent appraiser selected by GE and reasonably acceptable to Woodward.  The decision of such independent appraiser shall be final and binding on the Parties and its fees shall be split evenly between GE and Woodward.  If neither GE nor Woodward notify the Company in writing of their disagreement with the Proposed Basis Adjustment Statement within ten (10) days following the delivery of the Proposed Basis Adjustment Statement, the Proposed Basis Adjustment Statement shall be final.  The Proposed Basis Adjustment Statement, as finalized in accordance with the foregoing, shall constitute the “Initial Basis Adjustment Statement.”  GE and the Woodward Members shall cause the Company to prepare and deliver to GE and Woodward from time to time revised copies of the Initial Basis Adjustment Statement (the “Revised Basis Adjustment Statements”) to reflect any subsequent adjustments to the Purchase Price in a manner that is consistent with Section 755 of the Code and the Treasury Regulations promulgated thereunder in accordance with the foregoing procedures.  GE and the Woodward Members shall each file all Tax Returns consistent with the Initial Basis Adjustment Statement and any Revised Basis Adjustment Statements.

(b)     Within ten (10) days following the finalization of the Initial Basis Adjustment Statement, GE and the Woodward Members shall cause the Company to prepare and deliver to GE and Woodward a schedule setting forth the projected imputed interest deductions available to GE from the Woodward Annual Payments and the amortization deductions attributable to the amounts allocated to the Section 197 intangible assets (the “Assumed Deductions”) on the Initial Basis Adjustment Statement.  The Assumed Deductions shall be determined in accordance with Sections 483, 743 and 197 of the Code and the Treasury Regulations promulgated thereunder and shall assume that any amounts allocated to the Section 197 intangible assets are fully amortizable over fifteen (15) years.

ARTICLE VI

INDEMNIFICATION

Section 6.1     Survival.  The representations and warranties set forth in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing until the date that is [***] from the Closing Date, [***] (the applicable period with respect to each representation and warranty set forth in this Agreement, the “Survival Period”).  No action may be brought or claim may be made with respect to any breach or inaccuracy of any representation or warranty pursuant to this Agreement unless a notice that complies with Section 7.1 has been delivered pursuant to such Section 7.1 prior to the expiration of the applicable Survival Period; provided,  however, that upon the giving of such notice, notwithstanding any other provision of this Agreement, the applicable Survival Period shall continue beyond the time at which it would otherwise terminate until such action is resolved.

Section 6.2     Indemnification.

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(a)     Subject to the other provisions of this ARTICLE VI, the Woodward Members hereby agree, to the fullest extent permitted by applicable Law, jointly and severally to indemnify, defend and hold harmless GE, its Affiliates and their respective officers, directors and employees (collectively, the “GE Indemnified Persons”) from, against and in respect of any Damages incurred or suffered by the GE Indemnified Persons arising out of, in connection with or relating to:

(i)     any breach or inaccuracy of any of the representations and warranties of the Woodward Members contained in ARTICLE III; or

(ii)     any failure of the Woodward Members to perform any of their covenants or obligations contained in this Agreement;

provided,  however, that (A) the Woodward Members’ indemnification obligations contained in clause (i) above shall not apply to any claim for Damages until the aggregate amount of all claims for Damages under clause (i) above exceeds [***], (B) the Woodward Members’ indemnification obligations contained in clause (i) above shall not apply to any portion of a claim for Damages to the extent the aggregate amount of all claims for Damages under clause (i) above exceeds $[***] (the “Cap”), [***] and (C) the Woodward Members’ indemnification obligations contained in clause (i) above as they relate to the Woodward Specified Representations or a representation or warranty contained in Section 3.7 and the Woodward Members’ indemnification obligations under Section 6.4(a)(i), (ii), (iii) and (v) shall not apply to any portion of a claim for Damages to the extent the aggregate amount of all claims for Damages with respect to such representations and warranties and items set forth in Section 6.4(a)(i), (ii), (iii) and (v)  exceeds [***].

(b)     Subject to the other provisions of this ARTICLE IV, GE hereby agrees, to the fullest extent permitted by applicable Law, to indemnify defend and hold harmless the Woodward Members, their Affiliates (other than the Company and its Affiliates) and their respective officers, directors and employees (the “Woodward Indemnified Persons”) from, against and in respect of any Damages incurred or suffered by the Woodward Indemnified Persons arising out of, in connection with or relating to:

(i)     any breach or inaccuracy of any of the representations and warranties of GE contained in ARTICLE IV; or

(ii)     any failure of GE to perform any of its covenants or obligations contained in this Agreement;

provided,  however, that (A) GE’s indemnification obligations contained in clause (i) above shall not apply to any claim for Damages until the aggregate amount of all claims for Damages under clause (i) above exceeds [***] , (B) GE’s indemnification obligations contained in clause (i) above shall not apply to any portion of a claim for Damages to the extent the aggregate amount of all claims for Damages under clause (i) above exceeds the Cap, [***] and (C) GE’s indemnification obligations contained in clause (i) as they relate to the GE Specified

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Representations shall not apply to any portion of a claim for Damages to the extent the aggregate amount of all claims for Damages with respect to such representations and warranties [***].

(c)     For purposes of Section 6.2(a) and Section 6.2(b), a breach or inaccuracy of a representation or warranty contained in this Agreement shall be deemed to exist either if such representation or warranty is actually inaccurate or breached or, if such representation or warranty would have been breached or been inaccurate if such representation or warranty had not contained any limitation or qualification as to materiality, it being the intention of the Parties that the GE Indemnified Persons shall, subject to the terms and conditions hereof, be indemnified and held harmless from and against any and all Damages suffered or incurred by any of them arising out of, based upon or relating to the breach or inaccuracy of any such representation or warranty, determined in each case without regard to any qualification as to materiality set forth with respect thereto.

(d)     The provisions of this ARTICLE VI shall constitute the sole and exclusive remedy following the Closing of the Parties for Damages relating to breaches of the representations, warranties, covenants or obligations contained in this Agreement; provided,  however, this exclusive remedy for Damages does not preclude a Party from bringing an action for specific performance pursuant to Section 7.13.

Section 6.3     Indemnification Procedures.

(a)     Any Person against whom indemnification is sought pursuant to the provisions of Section 6.2 shall be referred to as an “Indemnifying Party,” and any Person seeking to be indemnified pursuant to the provisions of Section 6.2 shall be referred to as an “Indemnified Party.”

(b)     If an Indemnified Party is notified of a Claim of a third party (each such Claim, a “Third Party Claim”) which may give rise to a claim for indemnification against an Indemnifying Party under Section 6.2, then:

(i)     The Indemnified Party shall promptly notify such Indemnifying Party thereof in writing, which notice shall describe in reasonable detail the nature of the Third Party Claim, an estimate of the amount of Damages attributable to the Third Party Claim to the extent feasible and the basis of the Indemnified Party’s request for indemnification under Section 6.2;  provided,  however, that any failure to give such prompt notice shall not relieve an Indemnifying Party of any of its obligations under Section 6.2, except to the extent that such failure prejudices or impairs, in any material respect, any of the rights of such Indemnifying Party.

(ii)     Subject to the provisions of this Section 6.3, the Indemnifying Party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the Indemnified Party, and to act as the Person that defends against, negotiates, settles or otherwise deals with any Third Party Claim which relates to any Damages indemnified against by it under Section 6.2 (each Person, the “Defending Party”); provided,  however, that the Indemnifying Party shall not have the right to be the

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Defending Party with respect to: (A) any Third Party Claim that seeks an order, injunction or other equitable relief against any Indemnified Party or any of its Affiliates; (B) any Third Party Claim in which the Indemnified Party reasonably determines with advice of counsel that there may be one or more material legal defenses available to it that are different from or additional to those available to the Indemnifying Party or that a conflict of interest between the Indemnifying Party and the Indemnified Party may exist in respect of such Third Party Claim; and (C) any Third Party Claim which involves a Claim by a Governmental Authority, would reasonably be expected to result in material reputational harm to, or impose criminal liability on, any Indemnified Party or its Affiliates or would reasonably be expected to have any material continuing effect on any Indemnified Party, its Affiliates or their respective businesses or assets.  If the Indemnifying Party elects to act as the Defending Party, it shall within thirty (30) days of the Indemnified Party’s written notice of the assertion of the Third Party Claim (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so; provided that the Indemnifying Party must conduct its defense of the Third Party Claim actively and diligently to preserve its right to act as the Defending Party.  If the Indemnifying Party elects not to or does not have the right to act as the Defending Party, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to indemnify the Indemnified Party for such Damages under Section 6.2, the Indemnified Party may act as the Defending Party.  If the Indemnified Party acts as the Defending Party with respect to a given Third Party Claim, then the Indemnifying Party shall reimburse the Indemnified Party for the reasonable out-of-pocket expenses of defending such Third Party Claim upon submission of copies of the invoices therefor.  If the Indemnifying Party acts as the Defending Party with respect to a given Third Party Claim, the Indemnified Party may participate, at its own expense, in the defense of such Third Party Claim.  The Parties agree to reasonably cooperate with each other and to provide reasonable access to each other Party to such documents and information as may be reasonably requested and subject to attorney-client privilege, attorney work product, third party confidentiality and similar obligations in connection with the defense, negotiation or settlement of any such Third Party Claim.

(iii)     The Defending Party will not admit any Liability with respect to, or settle, compromise or discharge, any Third Party Claim for which indemnity is sought hereunder without the prior written consent of the other Parties (such consent not to be unreasonably withheld or delayed); provided that if the Indemnifying Party is the Defending Party and a settlement offer solely for money damages is made by the applicable third party claimant, and the Indemnifying Party notifies the Indemnified Party in writing of the Indemnifying Party’s willingness to accept the settlement offer and, subject to the applicable limitations under Section 6.2, pay the amount called for by such settlement offer, and the Indemnified Party declines to accept such settlement offer, the Indemnified Party may continue to contest such Third Party Claim at its sole cost and expense, free of any participation by the Indemnifying Party, and the amount of any ultimate liability with respect to such Third Party Claim that the Indemnifying Party shall be obligated to pay under Section 6.2 shall be limited to the lesser of (A) the amount of the settlement offer that the Indemnified Party declined to accept plus the Damages incurred by the Indemnified Party relating to such Third Party Claim through the date of its rejection of the settlement offer and (B) the aggregate Damages of the Indemnified Party with respect to such Third Party Claim.

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(c)     Notwithstanding anything in this Section 6.3 to the contrary, none of the Woodward Members, their Affiliates or the Company shall have the right to defend, negotiate, settle or compromise any Third Party Claim to the extent that such Third Party Claim is a claim by a taxing authority in respect of a Tax of GE or its Affiliates.  GE shall keep the Woodward Members reasonably informed of the status of any such Third Party Claim and GE shall not settle any such Third Party Claim without the prior written consent of Woodward, such consent not to be unreasonably withheld, conditioned or delayed.  For the avoidance of doubt, the Woodward Members and their Affiliates shall have the right to defend, negotiate, settle or compromise any Third Party Claim that is a claim by a Taxing Authority in respect of a Tax of the Woodward Members or their Affiliates

(d)     After any final decision, judgment or award shall have been rendered by a Governmental Authority of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the Indemnified Party and the Indemnifying Party shall have arrived at a mutually binding agreement, in each case with respect to any Third Party Claim hereunder, the Indemnified Party shall forward to the Indemnifying Party notice of any sums due and owing by the Indemnifying Party pursuant to this Agreement with respect to such matter and the Indemnifying Party shall pay all of such sums to the Indemnified Party by wire transfer of immediately available funds within five (5) Business Days after the date of such notice.

Section 6.4     Tax Indemnification.

(a)     In addition to the indemnification provided for in Section 6.2, but without duplication for any Damages claimed thereunder, from and after the Closing Date, the Woodward Members hereby agree, to the fullest extent permitted by applicable Law, jointly and severally to indemnify, defend and hold harmless the GE Indemnified Persons from, against and in respect of any Damages incurred or suffered by the GE Indemnified Persons arising out of, in connection with or relating to (i) Taxes of Woodward, any Woodward Member or any of their Affiliates, to the extent unrelated to the Woodward Contributed Assets, the Business or the Company, (ii) any Taxes of or relating to the Business, the Company or any of the Woodward Contributed Assets arising on or prior to the Closing Date (except to the extent such Taxes result from or arise out of actions taken on the Closing Date after the Closing outside the ordinary course of business) or attributable to the Pre-Closing Period portion of any Straddle Period, (iii) any failure of the Woodward Members to pay their share of Transfer Taxes pursuant to Section 5.1, (iv) the Deduction Shortfall Amount, and (v) Taxes attributable to taxable income, if any, resulting from any indemnification payments made by the Woodward Members to the GE Indemnified Party pursuant to this ARTICLE VI.

(b)     The “Deduction Shortfall Amount” means an amount to be paid by the Woodward Members to GE in an amount necessary to enable the GE After-Tax Return to equal the Woodward After-Tax Return.  For these purposes:

(i)     The “GE After-Tax Return” means the aggregate amount of (A) 37% of the cumulative imputed interest deductions allowed or projected to be allowed to GE from the Woodward Annual Payments, plus (B) 37% of the actual amortization deductions allowed or

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projected to be allowed to GE attributable to its payment of the Purchase Price and the Woodward Annual Payments (after taking into account any adjustments to amortizable basis attributable to audits or payments of the Deduction Shortfall Amount), plus (C) the cumulative amount of Deduction Shortfall Amounts received or projected to be received by GE, minus (D) the cumulative amount of the Woodward Annual Payments.

(ii)     The “Woodward After-Tax Return” means 63% of the aggregate amount of (A) the cumulative amount of the Woodward Annual Payments, minus (B) the cumulative amount of Deduction Shortfall Amounts paid or projected to be paid to GE.

(iii)     Any reduction of basis arising (A) because such basis was used to determine gain or loss in a sale or disposition of the Section 197 intangibles held by the Company (B) from a subsequent sale or transfer of the Purchased Membership Interests or (C) as a result of the purchase of Membership Interests by GE pursuant to the Woodward Sale Call Option or Termination Event Call Option (as such terms are defined in the Initial Operating Agreement) shall be ignored as if such reduction of basis had not occurred for purposes of determining the Deduction Shortfall Amount, including the GE After-Tax Return and the Woodward After-Tax Return.

(iv)     The Woodward After-Tax Return and GE After-Tax Return shall take into account (A) any actual inability of the Woodward Members to utilize a capital loss generated by any payment made pursuant to Section 6.4(a)(iv) for income Tax purposes (after taking into account any applicable mitigating provisions such as Section 1341 of the Code), assuming, for these purposes, that the Woodward Members have not elected out of installment sale treatment and (B) any actual requirement that any payment pursuant to Section 6.4(a)(iv) be included in income instead of treated as an adjustment to the Purchase Price as contemplated by Section 6.5(c).

(c)     It is expected that the Deduction Shortfall Amount will be calculated using principles set forth in Section 6.4(b).  Any amounts payable pursuant to Section 6.4(a)(iv), shall be paid not later than 10 days after the date on which the Company issues GE a Schedule K-1 reflecting the amortization used to calculate the Deduction Shortfall Amount for such year, or, if the Deduction Shortfall Amount is with respect to a disallowance of amortization for a prior taxable year, no later than 10 days following the date on which disallowance of the amortization for such prior taxable year becomes final.  The Deduction Shortfall Amount payable under Section 6.4(a)(iv) shall in no event exceed the aggregate amount of Woodward Annual Payments.  Furthermore, any interest and/or penalties imposed by a Taxing Authority related to any disallowance or reduction of the Assumed Deductions shall be shared fifty percent (50%) by Woodward, which amount may be in excess of the total Woodward Annual Payments.

(d)     Notwithstanding anything to the contrary in this Agreement (including, but not limited to, Section 6.2), Section 6.4(a)(iv) shall be the sole and exclusive remedy following the Closing of the GE Indemnified Persons for Damages resulting from or related to differences (if any) between the Assumed Deductions and the actual amortization and interest deductions allowed to GE attributable to payment of the Purchase Price, the Woodward Annual Payments and any payment by the Woodward Members pursuant to Section 6.4(a)(iv), it being understood

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that “Damages” for which the GE Indemnified Persons are indemnified pursuant to Section 6.4(a)(iv) shall not include any costs or other expenses incurred by the GE Indemnified Persons (other than, for the avoidance of doubt, the portion of certain interest and penalties described in Section 6.4(c)) provided, however, that the limitations of this Section 6.4(d) shall not apply to the extent Damages arise from a breach of Section 3.7(a), (b), (m), or (p) or Section 5.1.

(e)     If there has been any payment by the Woodward Members to GE pursuant to Section 6.4(a)(iv) for any taxable year (the amount of such payment, the “Original Deduction Shortfall Payment”) and, with respect to such taxable year it is later determined that the actual amortization deductions allocable to GE would result in a revised Deduction Shortfall Amount (which may be zero) for such taxable year (a “Revised Deduction Shortfall Payment”) that is less than the Original Deduction Shortfall Payment for such taxable year, then GE shall promptly pay to Woodward a payment necessary to enable the Woodward After-Tax Return to equal the GE After-Tax Return.

Section 6.5     Calculation of Damages; Right to Setoff; Tax Treatment of Indemnification Payments.

(a)     The amount of any Damages for which indemnification is provided under this ARTICLE VI shall be net of any amounts actually recovered by the Indemnified Party under insurance policies with respect to such Damages (net of expenses incurred in connection with such recovery).

(b)     Notwithstanding anything to the contrary contained herein, GE, at its election and in its sole discretion, shall have the right to withhold, setoff against or reduce any amounts payable to any Woodward Member under this Agreement, including any Woodward Annual Payment Amount payable under Section 2.3, by the amount of any claim for indemnification or payment of damages or any other amount to which any GE Indemnified Person may be entitled under this Agreement.

(c)     The Parties agree to treat any indemnification payments made pursuant to this ARTICLE VI as adjustments to the Purchase Price (which treatment GE and the Woodward Members acknowledge is consistent with current Tax provisions of applicable Law) unless the Parties are required to treat such payments otherwise as a result of a change in the Tax provisions of applicable Law or any court or regulatory interpretation thereof binding on the Parties.

ARTICLE VII

MISCELLANEOUS

Section 7.1     Notices.  All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by U.S. registered or certified mail (return receipt requested), postage prepaid, to the Parties at the addresses set forth below or to such other address as the Party to whom notice is to be given may have furnished to the other Parties in writing in accordance herewith.  Any such notice or communication shall be deemed to have

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been delivered and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of telecopier delivery, on the date sent if confirmation of receipt is received and such notice is also promptly mailed by registered or certified mail (return receipt requested), (c) in the case of a nationally-recognized overnight courier in circumstances under which such courier guarantees next Business Day delivery, on the next Business Day after the date when sent and (d) in the case of mailing, on the fifth Business Day following that on which the piece of mail containing such communication is posted to the address provided herein or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.  Notices to Parties pursuant to this Agreement shall be given to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 7.1):

(a)       to Woodward or Woodward Affiliate:

Woodward, Inc.
1000 East Drake Road
Fort Collins, Colorado 80525
Attention:  President, Aircraft Turbine Systems

General Counsel

with a copy to (which shall not constitute notice to Woodward or Woodward Affiliate):

Wilson Sonsini Goodrich & Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304
Attention:  Bradley L. Finkelstein

Michael S. Russell

Facsimile:  (650) 493-6811

(b)       to GE:

General Electric Corporation

c/o GE Aviation

One Neumann Way

Cincinnati, Ohio 45215

[***]

with a copy to (which shall not constitute notice to GE):

Sidley Austin LLP
One South Dearborn Street
Chicago, Illinois  60603
Attention:  Brian J. Fahrney
Facsimile:  (312) 853-7036

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Section 7.2     Amendments; Waivers.

(a)     Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed in the case of an amendment, by all Parties to such agreement, or in the case of a waiver, by the Party or Parties against whom the waiver is to be effective.

(b)     No waiver by a Party of any default, misrepresentation or breach of a warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of a warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence.  No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided under Law.

Section 7.3     Expenses.  Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and in closing and carrying out the transactions contemplated hereby and thereby shall be paid by the Party incurring such cost or expense.

Section 7.4     Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs, personal representatives and permitted assigns.  No Party may transfer or assign either this Agreement or any of its rights, interests or obligations hereunder, whether directly or indirectly, by operation of law, merger or otherwise, without the prior written approval of the other Parties.  No such transfer or assignment shall relieve the transferring or assigning Party of its obligations hereunder if such transferee or assignee does not perform such obligations.

Section 7.5     Governing Law.  This Agreement shall be construed in accordance with and this Agreement and any disputes or controversies related hereto shall be governed by the internal laws of the State of Delaware without giving effect to any conflicts of laws principles thereof that would apply the laws of any other jurisdiction.

Section 7.6     Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts and the signatures delivered by telecopy or email attachment, each of which shall be an original, with the same effect as if the signatures were upon the same instrument and delivered in person.  This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Parties.

Section 7.7     Entire Agreement.  This Agreement (including the Schedules and Annexes referred to herein), the other Transaction Documents and the Confidentiality Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, express or implied, between and among the Parties with respect to the subject matter of this Agreement.  No representation, warranty, promise, inducement or statement of intention has

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been made by any Party that is not embodied in this Agreement or such other documents, and no Party shall be bound by, or liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

Section 7.8     Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 7.9     Severability.  If any provision of this Agreement, or the application thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect so long as, after excluding the portion deemed to be unenforceable, the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, unenforceable or void, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated to the greatest extent practicable in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

Section 7.10     Consent to Jurisdiction.  Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including the meaning of its provisions, or the proper performance of any of its terms by any Party, or its breach, termination or invalidity, shall be subject to the exclusive jurisdiction of the courts of the State of Delaware sitting in the City of Wilmington or of the Federal courts sitting therein.  Each of the Parties hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such Proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court.

Section 7.11     Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (d) EACH SUCH

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PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.11.

Section 7.12     Third Party Beneficiaries.  Except as otherwise expressly provided in this Agreement, no provision of this Agreement shall create any third party beneficiary rights in any other Person, including any employee or former employee of Woodward or GE or any of their respective Affiliates (including any beneficiary or dependent thereof).

Section 7.13     Specific Performance.  The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement and, in any action for specific performance, each Party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity (subject to the limitations set forth in this Agreement).  The Parties further agree that by seeking the remedies provided for in this Section 7.13, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement.

Section 7.14     No Presumption Against Drafting Party.  The Parties acknowledge that each of the Parties has been represented by counsel in connection with the negotiation and execution of this Agreement.  Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.

Section 7.15     Further Assurances.  Each Party shall execute and deliver all such further and additional instruments and agreements and shall take such further and additional actions, as may be reasonably necessary or desirable to evidence or carry out the provisions of this Agreement or to consummate the transactions contemplated hereby.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first above written.

WOODWARD, INC.

By:
Name:
Title:

[WOODWARD AFFILIATE]

By:
Name:
Title:

GENERAL ELECTRIC COMPANY,
acting by and through its GE Aviation business unit

By:
Name:
Title:

[Signature Page to Purchase and Sale Agreement]

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ANNEX A

PURCHASED MEMBERSHIP INTEREST AND PERCENTAGE INTERESTS

Member	Pre-Closing Percentage Interest	Percentage Interest of Purchased Membership Interest	Post-Closing Percentage Interest
Woodward, Inc.	90%	50%	40%
[WOODWARD AFFILIATE]	10%	–	10%
General Electric Company, acting by and through its GE Aviation business unit	–	–	50%
Total:	100%	50%	100%

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ANNEX B

FINANCIAL INFORMATION

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EXHIBIT E

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

[________________________]

by and among

WOODWARD, INC.,

[WOODWARD AFFILIATE]

and

GENERAL ELECTRIC COMPANY

dated as of [__________]

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-i-

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-ii-

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-iii-

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Annexes
A	Definitions
B	Members, Addresses and Contact Information
C	Scope
D	Members’ Percentage Interests and Initial Capital Account Balances
E	Initial Directors, General Manager, Finance Manager and Technology Manager
F	Insurance
G	Initial Business Plan
H	Additional Employees
I	Engineering Scope
J	Compliance Policy
K	Technology and IP Protections

-iv-

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AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
[_________________________]

This Amended and Restated Limited Liability Company Agreement (as amended, modified, supplemented or restated from time to time and including the Annexes and Schedules hereto, this “Agreement”) of [____________] (the “Company”) is entered into as of [____________] (the “Closing Date”) by and among Woodward, Inc., a Delaware corporation (“Woodward”), [Woodward Affiliate], a Delaware limited liability company and wholly-owned subsidiary of Woodward (“Woodward Affiliate”), and General Electric Company, a New York corporation (“GE”) (with GE acting by and through GE Aviation).

RECITALS

WHEREAS, GE and Woodward have a long history providing fuel system programs and together have achieved industry-leading reliability and performance in controls and externals;

WHEREAS, GE and Woodward have decided to enter into a joint venture to strengthen their relationship and better enhance innovation, performance and reliability in fuel systems for commercial aerospace applications within the Company Scope;

WHEREAS, the Members are entering into this Agreement with the intent that the Company shall have goals to, among other things, (a) provide GE with the world’s best and most competitive fuel systems available, today and in the future, for GE’s commercial aircraft engines within the Company Scope, (b) enable rapid control system optimization through joint system expertise at a reduced cost by leveraging the resources of both GE and Woodward and (c) provide financial benefits to both GE and Woodward by expanding the content per fuel system application and sharing in the OEM and aftermarket revenue streams associated with the fuel system line replaceable units for GE’s commercial aircraft engines within the Company Scope;

WHEREAS, on [●], 2015, Woodward caused to be executed and delivered, and filed with the Secretary of State of the State of Delaware, the certificate of formation of the Company (the “Certificate of Formation”);

WHEREAS, pursuant to the Contribution Agreement, dated as of [●], 2015, by and between Woodward and the Company (the “Woodward Contribution Agreement”), effective on [●], 2015 (the “Woodward Contribution Date”), Woodward contributed the Woodward Contributed Assets (as defined in the Woodward Contribution Agreement) to the Company;

WHEREAS, on [●], 2015 (a) Woodward contributed ten percent (10%) of its Membership Interest to Woodward Affiliate; and (b) Woodward and Woodward Affiliate entered into the Limited Liability Company Agreement of the Company, dated as of [●], 2015 (the “Initial LLC Agreement”);

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WHEREAS, pursuant to the Purchase and Sale Agreement, dated as of the Closing Date, by and between GE and Woodward (the “Purchase and Sale Agreement”), concurrently herewith, GE purchased and acquired from Woodward a fifty percent (50%) Membership Interest, and Woodward sold and transferred to GE such Membership Interest, all upon the terms and conditions set forth in the Purchase and Sale Agreement (“GE’s Purchase”);

WHEREAS, pursuant to the Contribution Agreement, dated as of the Closing Date, by and between GE and the Company (the “GE Contribution Agreement”), on the Closing Date, GE is contributing the GE Contributed Assets (as defined in the GE Contribution Agreement) to the Company;

WHEREAS, the Company will have a valid election in effect under Section 754 of the Code for the Taxable Year in which the consummation of the transactions contemplated by the Purchase and Sale Agreement occurs; and

WHEREAS, GE, Woodward and Woodward Affiliate now desire to enter into this Agreement to amend and restate the Initial LLC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND USAGE

Section 1.01.     Definitions.  Capitalized terms used in this Agreement shall have the meanings ascribed to them in Annex A.

Section 1.02.     Terms and Usage Generally.

(a)     The definitions in Annex A shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  All references herein to Articles, Sections, Annexes and Schedules shall be deemed to be references to Articles and Sections of, and Annexes and Schedules to, this Agreement unless the context shall otherwise require.  All Annexes and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Except as otherwise indicated, the word “or” shall not be exclusive and shall mean “and/or.”  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”  References to a Person are also to its permitted successors and permitted assigns.  Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented,

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including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

(b)     As used in this Agreement, unless otherwise expressly specified herein, any allocation or distribution to be made among Membership Interests or Members “on a pro rata basis” or “ratably” shall be made in proportion to the relative Percentage Interests attributable to the Membership Interests of such Members, in each case determined immediately prior to the transaction with respect to which such allocation is being made.

ARTICLE II
ORGANIZATIONAL AND OTHER MATTERS

Section 2.01.     Formation; Qualification; Members

(a)     The Company was formed as a limited liability company on [●], by the filing of a Certificate of Formation with the Secretary of State of the State of Delaware pursuant to Section 18-201 of the Delaware Limited Liability Company Act, 6 Del. C. §§18-101 et seq. (the “Act”) (which filing is hereby approved and ratified in all respects).  The Company shall file and record any amendments or restatements to the Certificate of Formation of the Company and all other documents as may be required or appropriate under the Laws of the State of Delaware and of any other jurisdiction in which the Company may conduct business.  The Company shall, upon request, provide any Member with copies of each such document as filed and recorded.

(b)     Subject to Section 5.07, each Officer of the Company appointed by the Board pursuant to Section 5.02 is hereby designated as an “authorized person,” within the meaning of Section 18-201 of the Act, to execute, deliver and file, or cause the execution, delivery and filing of, all certificates, notices or other instruments (and any amendments or restatements thereof) required or permitted by the Act to be filed in the office of the Secretary of State of the State of Delaware in connection with the formation of the Company and any other certificate, notice or other instrument (and any amendment or restatement thereof) that is necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business and where such qualification is required.

(c)     The Members, listed in Annex B, shall have the rights and liabilities as provided in the Act, except as is otherwise expressly provided herein.  GE is admitted as a Member of the Company on the date hereof.

Section 2.02.     Name.  The name of the Company is “[●].”

Section 2.03.     Effectiveness of this Agreement.  This Agreement constitutes the limited liability company agreement (as defined in the Act) of the Company and is effective as of the date hereof.

Section 2.04.     Term.  The Company commenced its existence on the date that the Certificate of Formation of the Company was filed with the Secretary of State of the State of

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Delaware, and shall continue in existence in perpetuity until the dissolution of the Company in accordance with the provisions of Article XVI.  The existence of the Company as a separate legal entity shall continue until a certificate of cancellation of the Certificate of Formation of the Company referred to in Section 2.01(a) is filed, as provided in the Act.

ARTICLE III
PURPOSE AND POWERS

Section 3.01.     Purpose of the Company; Scope.

(a)     Company Purpose.  Subject to Section 5.07(g), the purpose of the Company shall be to engage in the businesses with respect to the matters set forth in the third Recital to this Agreement and in such other lawful business or activity that is incidental or necessary to accomplish such purpose or that is otherwise permitted by Law (the “Company Purpose”).

(b)     Company Scope.  The Company will, directly or through the Members pursuant to the Transaction Documents, provide the development, certification, production (subject to Section 3.01(d)), and aftermarket support (subject to Section 3.01(d)), for the Fuel System requirements on GE’s GE90, GEnx and GE9X engines and GE’s future commercial aircraft engines that produce thrust in excess of 50,000 pounds (the “Company Scope”).  Without limiting the foregoing, the Company Scope is further described in Annex C. The Company Scope shall be automatically amended to include any Fuel System program(s) approved for inclusion within the Company Scope by the Members pursuant to Section 5.07(g)(ii).

(c)     Additional Company Scope.  While initially a joint venture with respect to GE’s commercial aircraft engines that produce thrust in excess of 50,000 pounds, the Members will consider including within the Company Scope any Fuel System program(s) for other future GE commercial aircraft engines (i.e., that are not then within the Company Scope) based on numerous factors, including the Company’s capability, performance and the economic impact to each Member.

(d)     General.

(i)     Except as expressly mutually agreed to by the Members, or, in the case of clause (B), as otherwise expressly set forth in the Transaction Documents, the Company shall not be entitled to, and shall not, (A) perform any manufacturing or (B) provide any MRO Sales with respect to any Company Scope Program.

(ii)     GE shall (and GE shall cause its Subsidiaries and Controlled Affiliates to) award all of the Fuel System requirements on any Company Scope Program to the Company, subject to GE’s rights pursuant to [appropriate cross reference to be inserted at closing] as it pertains to Future LRUs.  [***].

(iii)     [***]

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(iv)     [***]

Section 3.02.     Powers of the Company.  The Company shall have the power to do any and all acts reasonably necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the Company Purpose and the Company Scope and for the protection of the Company.

Section 3.03.     Company Responsibility for Obligations.  Except as otherwise required by the Act, all debts, obligations, and liabilities of the Company of any kind, nature or description whatsoever, whether arising in contract, tort, or otherwise, shall be solely the debts, obligations, and liabilities of the Company; and none of the Members (or any of their respective employees, agents, attorneys, Affiliates, partners, shareholders, officers, managers, directors, successors or assigns), or any Director or any Officer, shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of acting in such capacity.

Section 3.04.     Rights of Members.  The Members shall not participate in the management of the Company, other than through the appointment of their respective Directors to the Board and as otherwise expressly provided herein.

ARTICLE IV
CAPITAL CONTRIBUTIONS; ALLOCATIONS

Section 4.01.     Initial Capital Contributions.

(a)     The initial Capital Contributions of Woodward made on the Woodward Contribution Date (the “Initial Woodward Contributions”) are as set forth on Schedule A to the Initial LLC Agreement.

(b)     The initial Capital Contributions of GE made on the Closing Date (such Capital Contribution, together with the Initial Woodward Contributions, the “Initial Capital Contributions”) are as set forth in Annex D of this Agreement.

Section 4.02.     Additional Capital Contributions and Other Fundings.

(a)     Except as otherwise expressly provided in Section 4.02(b),  Section 4.05,  Section 8.01(f) and Section 17.03(c), no Member shall have the right or obligation to make any additional Capital Contribution to the Company in excess of its Initial Capital Contributions.

(b)     In the event that GE and Woodward mutually agree in writing to fund the Company through additional Capital Contributions or other fundings by the Members, including in the Initial Business Plan and any Annual Business Plans (to enable, for example, the Company to pay its ongoing operating expenses and expenditures contemplated by the Initial Business Plan and any Annual Business Plans, to fund the Company’s other working capital needs or to fund additional infrastructure for manufacturing capacity or product development investments) (each, an “Additional Funding” and collectively, “Additional Fundings”), each Member shall make Additional Fundings in such amounts and pursuant to such terms, in each

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case, as shall be mutually agreed in writing by both of GE and Woodward.  From time to time, upon the request of either GE or Woodward, the Members will consider and discuss whether there is a need for Additional Fundings to the Company and, if mutually agreed, the extent and nature of Additional Fundings (if any) to be committed to be made available to the Company by the Members (it being understood that no Additional Fundings shall be required from any Member unless each of GE and Woodward, acting in their respective sole discretion, mutually agree in writing).  Any such Additional Fundings shall be made in such form (whether debt, equity or otherwise) as both GE and Woodward shall mutually agree in writing, taking into account tax, accounting and other considerations.

(c)     It is understood that, unless otherwise agreed in writing by both GE and Woodward at such time, each Member shall fund its respective Percentage Interest of all Additional Fundings (whether such Additional Fundings are in the form of debt, equity or otherwise) to the Company.

(d)     Any additional non-cash Capital Contribution shall be valued at the Asset Fair Market Value thereof.

Section 4.03.     Reduction of Additional Commitments.  At any time and from time to time, GE and Woodward may mutually determine to make an irrevocable election to reduce, on a pro rata basis, each Member’s commitment to make any Additional Funding (in each case to the extent not previously funded).  Any such reduction shall not change any Member’s Percentage Interest.

Section 4.04.     Contribution or Funding Drawdown.  All Additional Fundings in cash shall be paid in United States dollars by 11:00 a.m., Eastern Time, on the dates they are due (each, a “Drawdown Time”) by wire transfer of immediately available funds to an account specified by the Company not less than five (5) Business Days prior to the date such Additional Funding is due.

Section 4.05.     Additional Funding Default.

(a)     In the event that a Member fails to fund all or part of its portion of Additional Funding to the Company as determined pursuant to Section 4.02(c) by the applicable Drawdown Time, such failure shall constitute a default under this Agreement by the Member and, in the case of Woodward or Woodward Affiliate, the Woodward Group (the “Defaulting Member or Member Group”).  In such circumstances, GE, in the case that it is not the Defaulting Member or Member Group and is not in material breach or default under any Transaction Document, or Woodward or Woodward Affiliate, in the case that neither is or belongs to the Defaulting Member or Member Group and is not in material breach or default under any Transaction Document (the “Paying Member or Member Group”), may (but shall have no obligation to), if such default shall not be cured within ninety (90) calendar days after the applicable Drawdown Time and in addition to any other remedies in damages available for breach of contract as a result of such default, either (i) fund (in lieu of the Defaulting Member or Member Group) such defaulted Additional Funding to the Company, in which event the amount so funded shall constitute a loan from the Paying Member or Member Group to the Defaulting

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Member or Member Group (a “Capital Loan”) or (ii) receive from the Company a refund of the Additional Funding funded by such Paying Member or Member Group.

(b)     For the avoidance of doubt, the funding by the Paying Member or Member Group of any defaulted Additional Funding described in Section 4.05(a) shall not constitute a waiver by the Paying Member or Member Group of any breach of or default under this Agreement.

(c)     Each Capital Loan shall have the following terms:  (i) the principal balance of such Capital Loan and all accrued unpaid interest thereon shall be due and payable, in whole, on the earlier of (A) thirty (30) calendar days after written demand therefor has been given to the Defaulting Member or Member Group by the Paying Member or Member Group or (B) the second anniversary of the date of such Capital Loan; (ii) such Capital Loan shall bear interest at an annual rate equal to the LIBOR Rate [***] from the date that the Capital Loan was funded pursuant to Section 4.05(a) until the date that such Capital Loan, together with all interest accrued thereon, is repaid in full to the Paying Member or Member Group; (iii) all proceeds derived from the Membership Interests of the related Defaulting Member or Member Group (including any distributions thereon) that would otherwise be paid to the Defaulting Member or Member Group (whether before or in connection with Liquidation of the Company) shall be assigned by the Defaulting Member or Member Group to the Paying Member or Member Group for application to such Capital Loan until the Capital Loan and all interest thereon have been repaid in full to the Paying Member or Member Group (with all such payments being applied first to interest earned and unpaid and then to principal); and (iv) each Paying Member or Member Group shall have the right, in addition to the other rights and remedies granted to it pursuant to this Agreement or available to it at law or in equity, to take such action as the Paying Member or Member Group deems appropriate to obtain payment by the Defaulting Member or Member Group of the principal balance of such Capital Loan and all accrued and unpaid interest thereon, at the cost and expense of the Defaulting Member or Member Group.  Any Capital Loan shall be prepayable (without premium or penalty) at the option of the Defaulting Member or Member Group.  Upon payment of all amounts outstanding under such Capital Loan, such Member or Member Group shall no longer be a Defaulting Member or Member Group.  The Defaulting Member or Member Group shall execute such documents as reasonably appropriate or required to effectuate the foregoing.

Section 4.06.     Capital Accounts.  A separate Capital Account shall be maintained for each Member on the books of the Company.  The Members agree that their Capital Account balances, as of the date hereof immediately after GE’s Purchase and the Initial Capital Contributions, are as set forth in Annex D.

Section 4.07.     No Interest.  No interest shall be paid by the Company on Capital Contributions, balances in a Member’s Capital Account or any other funds contributed to the Company or distributed or distributable by the Company under this Agreement.

Section 4.08.     No Withdrawal.  No Member shall have the right to withdraw any portion of such Member’s Capital Account without the prior written consent of the Other Member or Member Group.  In accordance with the Act, a Member, under certain circumstances,

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may be required to return to the Company, for the benefit of the Company or the Company’s creditors, amounts previously wrongfully distributed to such Member out of such Member’s Capital Account.

ARTICLE V
MANAGEMENT OF THE COMPANY

Section 5.01.     Management by the Board.  The business and affairs of the Company shall be managed and controlled by a board of directors (the “Board” and each member of the Board, a “Director”), and the Board shall, subject to provisions of this Agreement (including Section 5.07 and Section 5.13) and except for matters or decisions requiring Member approval under the Act, have full and complete discretion and authority to manage and control (and, as provided in this Agreement, delegate the management or control of) the business and affairs of the Company, to make all decisions affecting the business and affairs of the Company and to take all such actions as it deems necessary or appropriate to accomplish the Company Scope, taking into consideration in its deliberations, among other things, the Company Purpose.  The Board, acting as a body pursuant to this Agreement, shall constitute a “manager” for purposes of the Act, and the actions of the Board taken in accordance with the provisions of this Agreement shall bind the Company.  No Director and no Member of the Company shall have any authority or right to bind the Company, unless otherwise expressly provided herein or unless specifically authorized by the Board pursuant to a resolution expressly authorizing such action which resolution is duly adopted by the Board.

Section 5.02.     Officers and Employees.

(a)     Subject to obtaining Unanimous Member Approval pursuant to Section 5.07(n), and in addition to any power and authority delegated by the express terms hereof, the Board may delegate any of its power and authority to any officer of the Company (an “Officer”).  Any two (2) or more offices may be held by the same person, other than the offices of General Manager, Finance Manager and Technology Manager.

(b)     Except as set forth in this Section 5.02(b), the Board shall nominate and appoint the Officers of the Company.

(i)     Woodward shall nominate and appoint the general manager of the Company (the “General Manager”), provided that such General Manager (including any successor or replacement General Manager appointed by Woodward) is reasonably acceptable to GE.  The initial General Manager, who is listed in Annex E, and any replacements or successors thereof, shall serve subject to his or her removal (with or without cause) by Woodward or the Board, termination (with or without cause) by Woodward or the Board, resignation, death, retirement or disability.  In the event of any vacancies in the General Manager position, Woodward shall nominate and appoint replacements, provided that each such replacement is reasonably acceptable to GE.  Subject to Section 5.01,  Section 5.07,  Section 5.08 and Section 5.10, the General Manager shall have responsibility for managing the Company’s execution of the Initial Business Plan and the Annual Business Plans (which shall include pursuing the achievement of any applicable operational metric targets), shall have such powers

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and perform such duties as usually pertains to his or her office, shall possess authority on technical, commercial and program issues, shall have shared responsibility with the Finance Manager for the profits and losses of the Company, and shall have such other powers and duties as from time to time may be assigned to him or her by the Board.

(ii)     GE shall nominate and appoint the finance manager of the Company (the “Finance Manager”), provided that such Finance Manager (including any successor or replacement Finance Manager appointed by GE) is reasonably acceptable to Woodward.  The initial Finance Manager, who is listed in Annex E, and any replacements or successors thereof, shall serve subject to his or her removal (with or without cause) by GE or the Board, termination (with or without cause) by GE or the Board, resignation, death, retirement or disability.  In the event of any vacancies in the Finance Manager position, GE shall nominate and appoint replacements, provided that each such replacement is reasonably acceptable to Woodward.  Subject to Section 5.01,  Section 5.07,  Section 5.08 and Section 5.10, the Finance Manager shall assist in the execution of the Initial Business Plan and Annual Business Plans (which shall include pursuing achievement of the applicable operational metric targets) and shall have such powers and perform such duties as usually pertains to his or her office, including possessing accountability over financial reporting, shall have shared responsibility with the General Manager for the profits and losses of the Company, and shall have such other powers and duties as from time to time may be assigned to him or her by the Board (including as set forth in Section 19.01(b)).

(iii)     GE and Woodward shall jointly nominate and appoint the technology manager of the Company (the “Technology Manager”).  The initial Technology Manager, who is listed in Annex E, and any replacements or successors thereof, shall serve subject to his or her removal (with or without cause) by GE and Woodward, jointly, or the Board, termination (with or without cause) by GE and Woodward, jointly, or the Board, resignation, death, retirement or disability.  In the event of any vacancies in the Technology Manager position, GE and Woodward shall jointly nominate and appoint replacements.  Subject to Section 5.01,  Section 5.07 and Section 5.08, the Technology Manager shall have responsibility for ensuring technical execution of new product introduction and production support programs and identifying and allocating associated technical resources and shall have such other powers and duties as from time to time may be assigned to him or her by the Board.

(c)     Subject to Section 5.02(b), the Officers shall serve at the pleasure of the Board and the Board may remove (with or without cause) any Person as an Officer or appoint additional Persons as Officers as the Board deems necessary or desirable.  Subject to Section 5.02(b), the Board shall have the sole and exclusive power and authority to determine the compensation of the Officers payable by the Company.

(d)     The General Manager, in consultation with the Finance Manager and the Technology Manager, shall nominate and appoint then-existing Secondees (other than the General Manager, Finance Manager and Technology Manager) to certain key roles and functions in the Company; such appointments shall consist of approximately an equal number of Secondees from each of GE and Woodward.  It is contemplated that such roles and functions shall initially include those set forth on Annex H.

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(e)     [***]

Section 5.03.     Composition of the Board; Appointments; Removals.

(a)     The Board shall be comprised of four (4) Directors, with each of GE and Woodward having the right to appoint two (2) Directors in its sole discretion, subject to Section 5.03(b) and Section 5.03(c), as applicable.  Each Director shall, to the maximum extent permitted by Law, be entitled to represent solely the interests of the Member or Members that appointed such Director; provided,  however, that in its deliberations, the Board shall take into consideration, among other things, the Company Purpose and the Company Scope.  Subject to Section 5.03(b) and Section 5.03(c), each Director shall hold office until his or her earlier removal, resignation, death, retirement or disability.

(b)     Each of the Directors appointed by GE (the “GE Directors”) shall be reasonably acceptable to Woodward.  The initial GE Directors are set forth on Annex E.  Each initial GE Director shall serve, at least, until the earlier of (i) the one (1) year anniversary of the Closing Date and (ii) the resignation, death, retirement or disability of such GE Director or the material modification of the duties of such GE Director.

(c)     Each of the Directors appointed by Woodward (the “Woodward Directors”) shall be reasonably acceptable to GE.  The initial Woodward Directors are set forth on Annex E.  Each initial Woodward Director shall serve, at least, until the earlier of (i) the one (1) year anniversary of the Closing Date and (ii) the resignation, death, retirement or disability of such Woodward Director or the material modification of the duties of such Woodward Director.

(d)     Subject to Section 5.03(b), GE shall have the exclusive right to remove (with or without cause and with or without prior notice) any of the GE Directors at any time and appoint an individual to fill any vacancy created by reason of the removal, resignation, death, retirement or disability of any of the GE Directors.  Subject to Section 5.03(c), Woodward shall have the exclusive right to remove (with or without cause and with or without prior notice) any of the Woodward Directors at any time and appoint an individual to fill any vacancy created by reason of the removal, resignation, death, retirement or disability of any of the Woodward Directors.  Appointments and removals of Directors made pursuant to this Section 5.03 shall be evidenced by an instrument in writing signed by a duly authorized representative of GE or Woodward, as applicable, and delivered to the Other Member or Member Group, the other Directors and the General Manager and the Finance Manager.

(e)     Except as otherwise provided in Article X, no Director shall be entitled to any form of remuneration or reimbursement of expenses from the Company, and no former Director or the family members or dependents thereof shall have any right to receive benefits from the Company, in each case in such Person’s capacity as Director or former Director.  Nothing contained in this Agreement shall be construed to preclude any Director from serving the Company in any other capacity and receiving compensation for such service.

Section 5.04.     Subsidiary Boards.  In the event that the Company shall form or acquire any Subsidiary, the composition of the board of directors or other similar governing body (or any

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committee thereof) of such Subsidiary (“Subsidiary Board”) shall be identical to the composition of the Board, and the corporate governance provisions, standards and requirements governing such Subsidiary Board shall be equivalent to those of the Board, in each case except as the Members otherwise mutually agree in writing.  Each of the Members shall take all necessary action to effectuate the foregoing or to cause the foregoing to be effectuated.

Section 5.05.     Board Meetings; Notice.

(a)     The Board shall meet quarterly (on a date to be determined by the Board), or more frequently if a meeting is called at the direction of any Member or Director upon at least seven (7) Business Days’ prior written notice to all Directors by express mail or Courier, by personal delivery or by facsimile (with confirmation of facsimile transmission).  Any such notice shall specify (i) the time, date, place and agenda for such meeting and (ii) the purpose of the meeting to be so held.  No actions other than those specified in the notice may be considered at any meeting unless approved by all of the Directors.  Any Board meeting may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the Board may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) calendar days, a notice pursuant to the first two sentences of this Section 5.05(a) of the adjourned meeting shall be given to each Director.

(b)     Notice of any Board meeting may be waived, or notice period shortened, by any Director before or after such meeting.  The presence of a Director at a meeting shall constitute a waiver by such Director of notice of such meeting, except in each case when such Director attends such meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business thereat because the meeting is not properly called or convened.  Meetings of the Board shall be conducted in person but Directors shall be entitled to participate by conference telephone or electronic facilities by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at a meeting.  At all meetings of the Board or any adjournments thereof, the continuous presence of all of the Directors shall be required to, and shall, constitute a quorum for the transaction of business, including deliberations regarding prospective decisions of the Board.  Each of GE and Woodward shall use commercially reasonable efforts to ensure that all of the Directors appointed by it to the Board attend all duly convened meetings of the Board.  If a quorum shall not be present at any meeting of the Board, the Directors present thereat shall adjourn the meeting in accordance with Section 5.05(a), until a quorum shall be present.  If, at two (2) consecutive duly called meetings of the Board at which a particular matter is scheduled (in advance) to be voted upon, a quorum shall not be present as a result of the same Member or Members’ appointed Director’s or Directors’ failure to attend, then either the GE Directors or the Woodward Directors may declare a Board Deadlock with respect to such matter and such Board Deadlock shall be subject to the provisions of Section 8.01.

(c)     Meetings of the Board may be held inside or outside of the State of Delaware as determined by the Board.

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Section 5.06.     Board Committees.  The Board may establish one or more committees.  Each such committee shall contain such number of Directors or other individuals as shall be designated by the Board in resolutions establishing such committee.  Subject to Section 5.07(n), any such committee shall have such powers and authority as the Board may provide or delegate by resolution, subject to the provisions of this Agreement.  Unless provided otherwise by Unanimous Member Approval, any action of such committee shall require the unanimous affirmative vote of all of the members of the committee.

Section 5.07.     Unanimous Member Approval.  Neither the Company nor any Subsidiary of the Company shall engage in, consent to, authorize or effect any of the following actions without the unanimous affirmative written approval of both GE and Woodward (“Unanimous Member Approval”):

(a)     the amendment, modification or termination of (or waiver of significant rights under) any Transaction Document to which the Company or any Subsidiary of the Company is a party;

(b)     the entry into any contract involving amounts in excess of [***] per year or capital expenditures not expressly included in the Initial Business Plan or the Annual Business Plan then in effect in excess of [***] in any twelve (12) month period;

(c)     the admission of any new Member;

(d)     the termination or Liquidation of the Company (subject to Article XVI);

(e)     any capital calls by or Capital Contributions to the Company (subject to Section 4.02,  Section 4.05,  Section 8.01(f) and Section 17.03(c) and except as expressly set forth in the Initial Business Plan or any Annual Business Plans);

(f)     the declaration of dividends or distributions not in accordance with Article XI,  Section 16.05, Section 16.07 or Section 17.06;

(g)     (i) the making of a material change to the Company Scope or the Company Purpose or (ii) the inclusion within the Company Scope of any Fuel System program that is not then within the Company Scope;

(h)     any merger or the consolidation of, or sale, acquisition or disposition of any material assets by, the Company or any Subsidiary of the Company;

(i)     the adoption, repeal, material amendment or modification to or material deviation from the Initial Business Plan or any Annual Business Plan, as applicable (subject to Section 5.10);

(j)     the making of material changes to accounting systems, policies or procedures applied by the Company or any Subsidiary of the Company in relation to its and its Subsidiaries’ accounts;

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(k)     the approval of the provision of services under the ESA, the Woodward ASA or the GE ASA in excess of [***] (other than services and associated costs of such services to the extent such services and costs are expressly set forth in the ESA, the Woodward ASA or the GE ASA, as applicable) (subject to Article VII);

(l)     the entry into any contract or arrangement with any Member or an Affiliate of any Member involving amounts (i) in excess of [***] if such contract or arrangement is on an arm’s length basis or (ii) in excess of [***] if such contract or arrangement is not on an arm’s length basis (subject to Article VII);

(m)     the incurrence, issuance, assumption, guarantee or refinancing of any indebtedness of the Company or any Subsidiary of the Company (or any amendment of any material term of any indebtedness of the Company or any Subsidiary of the Company) or the provision of a security interest to any third party or creation of any other Encumbrance over any assets or undertaking of the Company or any Subsidiary of the Company;

(n)     the delegation of any authority of the Board to any Person or committee or any amendment to the terms of such delegation;

(o)     the commencement, settlement or approval of any strategy relating to any Proceeding by or against the Company or any Subsidiary of the Company:  (i) where the aggregate amount in dispute exceeds [***]; (ii) in which injunctive or equitable relief is sought against or by the Company or any Subsidiary of the Company or a Claim is made against any Member, Director or Officer or director, manager or officer of any Subsidiary of the Company; or (iii) that otherwise could reasonably be expected to be material to the Company or its business;

(p)     the adoption or amendment of internal control or compliance policies or procedures of the Company or any Subsidiary of the Company (subject to Article XIX);

(q)     the acceptance of a qualified audit opinion with respect to the annual audit of the Company; or

(r)     the entry into any contract, agreement, arrangement or understanding with respect to any of the matters listed in this Section 5.07.

Section 5.08.     Unanimous Board Approval.  Any decision, approval or action required or permitted under this Agreement, any Transaction Document or pursuant to applicable Law to be taken or given by the Board shall at all times require the unanimous affirmative vote of all four of the Directors (“Unanimous Board Approval”).  Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all four of the Directors consent thereto in writing.

Section 5.09.     Failure to Obtain Unanimous Approvals.

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(a)     Following any disagreement between the GE Directors, on the one hand, and the Woodward Directors, on the other hand, as to any particular material matter voted upon (or sought to be voted upon) at a meeting of the Board, the Directors shall immediately schedule another meeting of the Board to be held within ten (10) calendar days thereafter (each, a “Second Board Meeting”).  At the Second Board Meeting, the Directors shall meet and attempt to reach Unanimous Board Approval on the matter at issue.  If the disagreement persists after the Second Board Meeting, either the GE Directors or the Woodward Directors may declare a deadlock of the Board (a “Board Deadlock”).  Any Board Deadlock shall be subject to the provisions of Section 8.01.

(b)     Following any disagreement between the Members as to any particular material matter for which Unanimous Member Approval is required (or required to be sought), the Members shall immediately schedule another discussion of the matter to be held within ten (10) calendar days thereafter (each, a “Second Member Discussion”).  At the Second Member Discussion, the Members shall attempt to reach Unanimous Member Approval on the matter at issue.  If the disagreement persists after the Second Member Discussion, either Member may declare a deadlock of the Members (a “Member Deadlock”).  Any Member Deadlock shall be subject to the provisions of Section 8.01.

Section 5.10.     Initial and Annual Business Plans.

(a)     During the effective period of the Initial Business Plan or any Annual Business Plan, the Company shall be managed and operated in accordance with the Initial Business Plan or Annual Business Plan then in effect.  Any repeal of, material amendment or modification to or deviation from the Initial Business Plan or Annual Business Plan then in effect shall require both Unanimous Member Approval and Unanimous Board Approval.  The Company shall direct that in the event that any Director or Officer detects any actual or likely material deviation from the Initial Business Plan or Annual Business Plan then in effect, he or she shall promptly report such matter to the Board for consideration.

(b)     Each of the Members acknowledges and agrees that the Initial Business Plan has been agreed upon and is deemed approved by the Board and the Members for all purposes.  Unless otherwise modified or repealed in accordance with Section 5.10(a), the Initial Business Plan shall remain in effect until the adoption of the succeeding Annual Business Plan.

(c)     With respect to each Fiscal Year following the Closing Date, the General Manager and the Finance Manager shall jointly cause to be prepared and submitted to the Board for its approval, not less than one hundred twenty (120) calendar days prior to the end of the then-current Fiscal Year, a rolling five year business plan (the “Annual Business Plan”) covering the next Fiscal Year and four succeeding Fiscal Years, which shall include the Budget, specify the timing and amount of anticipated Capital Contributions, if any, specify key operational metrics and targets for the Company so the Company is competitive on productivity, quality, technology, qualification cost, pricing, delivery timing, delinquency rate and safety.  In connection with the review of the Annual Business Plan, GE, Woodward, the Officers and the Company’s sourcing board shall present to the Board regarding any project that reduces costs as

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set forth in [insert appropriate cross-reference at closing], including projects based on engineering changes, manufacturing changes, or otherwise, the status of achieving any current productivity targets and any existing productivity projects and cost reductions achieved to date.

(d)     The Board and the Members shall negotiate the Annual Business Plan in good faith, including attempting to resolve any Deadlocks in a mutually agreeable manner, and shall seek approval of the Annual Business Plan by both Unanimous Member Approval and Unanimous Board Approval prior to the first calendar day of the next Fiscal Year.  Subject to Section 5.07(i) and this Section 5.10(d), an Annual Business Plan with respect to a Fiscal Year shall remain in effect for such Fiscal Year.  In the event an Annual Business Plan for any Fiscal Year is not approved by both Unanimous Member Approval and Unanimous Board Approval prior to the first calendar day of such Fiscal Year (the “Relevant Year”),

(i)     the operating budget contained in the Annual Business Plan  for the previous Fiscal Year (or the Initial Business Plan, if applicable) (annualized, if such previous year’s operating budget is in respect of a period less than one year) shall be the operating budget for the Relevant Year, and

(ii)     the Company shall not distribute to the Members any as yet undistributed cash distributions related to operations of the Company in the Relevant Year or any prior Fiscal Year,

in each case of (i) and (ii) unless and until an Annual Business Plan (including the Budget) for the Relevant Year shall be approved by both Unanimous Member Approval and Unanimous Board Approval (in which case such Annual Business Plan (including the Budget) shall have retroactive effect to the beginning of the Relevant Year).

(e)     Any Member may at any time propose to the other Members that the Company make additional material investments in furtherance of the Company Scope (e.g., in an engine program, to increase capacity, on capital expenditures, etc.) (a “Material Investment”).  Any such proposing Member(s) shall submit a plan, including its reasonable projections for expenditures by the Company and the Capital Contributions to be made by each of the Members, in connection with such Material Investment.  If the Material Investment is approved by Unanimous Member Approval, the Initial Business Plan or applicable Annual Business Plan shall be amended to reflect such Material Investment, and, any funding in connection with such Material Investment shall be governed by Section 4.02(b),  Section 4.02(c),  Section 4.02(d),  Section 4.03,  Section 4.04 and Section 4.05.  Any disagreement between the Members regarding any Material Investment, or any failure of a Material Investment to receive Unanimous Member Approval, shall be subject to the provisions of Section 5.09(b) and the provisions of Section 8.01.  It is understood and agreed that no Member shall be required to make any expenditures in connection with any such Material Investment without its consent.

Section 5.11.     Failure to Achieve Operational Metrics Targets.  In connection with preparing the Annual Business Plan for each succeeding Fiscal Year, the General Manager and the Finance Manager will develop a report measuring the Company’s performance relative to the then-current operational metrics targets for the then-current Fiscal Year based on then-available

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actual and estimated forecast data.  If such report indicates that the Company is reasonably expected to fail to achieve any of the operational metrics targets in respect of the then-current Fiscal Year, the Board, in consultation with the Officers, will develop and adopt a recovery plan to help enable the Company to achieve or exceed such metrics (other than to the extent the Board has determined by Unanimous Board Approval that such metrics are not feasible) in the next Fiscal Year, which recovery plan will be incorporated into the Annual Business Plan for such Fiscal Year.

Section 5.12.     Engineering Committee and Engineering Scope.

(a)     The Members shall establish an engineering committee (the “Engineering Committee”) for the Company, consisting of four (4) members (each of whom shall be technical leaders but who may, but need not, be Directors).  Each of GE and Woodward shall be entitled to appoint two (2) members of the Engineering Committee, provided that such appointments are reasonably satisfactory to the Other Member or Member Group.

(b)     The responsibilities of the Engineering Committee will be to:  (i) provide guidance for the Company’s new product introduction and production support programs to meet budget and performance objectives; (ii) guide development and execution of [***]; (iii) participate, as needed, on one or more change review boards, as contemplated by the Transaction Documents; (iv) guide new product introduction and technical problem resolution; and (v) champion and advocate for the Company throughout the Members’ respective organizations.

(c)     The Engineering Committee shall initially meet as required to set up teams and establish new product introduction and production support program plans, as well as [***].  Following development of the [***], the Engineering Committee shall meet periodically to [***].  The Engineering Committee shall meet as necessary throughout each year to provide guidance to and facilitate the Company in achieving progress and budget objectives of new product introduction and production support programs.  The site of Engineering Committee meetings shall alternate between the Company’s and the Members’ respective facilities as appropriate.  Except as may otherwise be provided for in the GE Secondment Agreement or the Woodward Secondment Agreement, [***] in connection with such Engineering Committee meetings.

(d)     The Officers (or their designees) will report out to the Engineering Committee at each meeting of the Engineering Committee on, among other topics as may be requested by the Engineering Committee, [***].  Subject to approval of the Board, the Company will take any additional steps and implement any projects recommended by the Engineering Committee to improve the performance and cost specifications of the Company’s products and services.

(e)     The Engineering Committee shall report out to the Board annually or more frequently as requested by the Board.

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(f)     The Company will follow mutually agreed systems engineering processes throughout all phases of the Fuel System life cycle.  Annex I provides guidance regarding the responsibilities of the Company and each of GE and Woodward for the products in the Company throughout such products’ life cycle.

Section 5.13.     General Manager and Finance Manager Unanimous Approval.  The following matters will require the unanimous approval of the General Manager and the Finance Manager:

(a)     approval of the provision of services under the ESA, the Woodward ASA or the GE ASA of up to [***] (other than services and associated costs of such services to the extent such services and costs are expressly set forth  in the ESA, the Woodward ASA or the GE ASA, as applicable) (subject to Article VII); and

(b)     the entry into any contract or arrangement with any Member or an Affiliate of any Member (i) in excess of [***] but less than [***] if such contract or arrangement is on an arm’s length basis or (ii) of up to[***] if such contract or arrangement is not on an arm’s length basis (subject to Article VII).

ARTICLE VI
FIDUCIARY DUTIES AND CORPORATE OPPORTUNITY;
NON-COMPETITION AND NON-SOLICITATION OBLIGATIONS

Section 6.01.     Fiduciary Duties.  The Members acknowledge and agree that (a) the Directors are designees of the Member or Members that appoint them, and are acting as proxies for such Member or Members with respect to the management of the Company, and (b) the Members and the Directors do not have any duties (including fiduciary duties) to any other Member or the Company, and that any duties or implied duties (including fiduciary duties) of a Member or Director to the Company or to any other Member that would otherwise apply at law or in equity are hereby eliminated to the maximum extent permitted under the Act and any other applicable Law, and each Member hereby waives all rights to, and releases each other Member and Director  from, any such duties; provided,  however, that (i) the foregoing shall not eliminate the obligation of the Members to act in compliance with the express terms of this Agreement, any other Transaction Document or any other agreement between or among any of the Members (and/or the Company) and (ii) the foregoing shall not be deemed to eliminate the implied contractual covenant of good faith and fair dealing of the Members.  Notwithstanding anything to the contrary contained in this Agreement, each Member hereby acknowledges and agrees that each Member or Director, in determining whether or not to vote in support of or against any particular decision for which Member or Board consent, respectively, is required, may act in and consider the best interest of the Member or Members that appointed such Director, respectively, whether or not the same shall be in the best interests of the Company or the other Members; provided,  however, that such Member or Director shall take into consideration, among other things, the Company Purpose and the Company Scope.  Nothing contained in this Agreement shall be deemed to appoint or designate any Director or Member an agent or legal representative of the Other Member or Member Group or to create any fiduciary relationship for any purpose whatsoever.  Except as otherwise expressly provided in this Agreement, no Member shall have

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any authority to act for, or to assume any obligation or responsibility on behalf of, the Other Member or Member Group or the Company.

Section 6.02.     Corporate Opportunity.  Without in any way limiting, and in all cases subject to, a Member’s express obligations under the other provisions of this Agreement (including Article III,  Section 6.04(a) and Section 6.04(b)) and under the other Transaction Documents,  to the maximum extent permitted by the Act and any other applicable Law, the doctrine of corporate opportunity or any analogous doctrine shall not apply with respect to any Member or Director or any of its respective Affiliates, and no Member or Director, or any of its respective Affiliates, shall be obligated to communicate or present to the Company or its Subsidiaries any particular investment or business opportunity or prospective economic advantage (other than those that are within the Company Scope or as otherwise expressly provided in this Agreement or any other Transaction Document), regardless of whether such investment or opportunity is of a character that the Company could take advantage of if it were presented to the Company, but instead such Member or Director, or its respective Affiliate, shall have the right to pursue such opportunity independently and for its own account, and neither the Company nor any other Member shall have, by virtue of this Agreement, any rights or interests in or to such opportunity or the revenue derived therefrom (which purported rights or interest, for the avoidance of doubt, the Company hereby renounces).  Except as otherwise expressly provided in this Agreement (including Article III,  Section 6.04(a) and Section 6.04(b)) or the other Transaction Documents, no Member or its Affiliates has any obligation to refrain from any activities that are the same as or similar to those conducted by the Company or from developing or exploiting any products or services that are or may be competitive with those of the Company or investing or otherwise having an interest in any other entity engaged in such activities.

Section 6.03.     Duties and Liabilities of Members and Directors.  The provisions of this Agreement which restrict the duties and liabilities of the Members and the Directors otherwise existing at law or in equity are agreed by the Members to replace such other duties and liabilities of the Members and the Directors, respectively.

Section 6.04.     Non-Competition and Non-Solicitation Obligations.

(a)     Non-Competition Obligation of GE.

(i)     Except as expressly permitted by this Section 6.04(a) or expressly contemplated by any other provision of this Agreement or any other Transaction Document (during the term of such Transaction Document) or as agreed by Woodward in writing, during the Non-Compete Term GE shall not (and GE shall cause its Subsidiaries or Controlled Affiliates not to) engage in, own directly or indirectly any Equity Interests in any Person engaged in, or license, transfer or otherwise convey any Intellectual Property or other assets, whether tangible or intangible, to any Person with respect to, any Restricted Activity anywhere in the world.

(ii)     Notwithstanding the provisions of Section 6.04(a)(i), and without implicitly agreeing that the following activities would be subject to the provisions of Section 6.04(a)(i), nothing in this Agreement (other than compliance with Article XVIII) shall

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preclude, prohibit or restrict GE or any of its Subsidiaries or Controlled Affiliates from engaging or continuing to engage in any manner in any (A) Financial Services Business conducted by GE (but not through or relating to GE Aviation or any of GE’s Subsidiaries or Controlled Affiliates within GE Aviation), (B) Existing Business Activities (so long as GE, such Subsidiaries or such Controlled Affiliates do not use any proprietary or confidential information of the Company or Woodward (and their respective Subsidiaries and Affiliates) in connection with such Existing Business Activities); provided that [***], (C) De Minimis Investments of GE or (D) business activity that would otherwise violate Section 6.04(a)(i) that is acquired from any third party (a “GE After-Acquired Business”) or is carried on by any third party that is acquired by or combined with GE or any of its Affiliates in each case after the date hereof (a “GE After-Acquired Company”); provided, that with respect to clause (D), so long as (1) within ten (10) days following the consummation of the purchase or other acquisition of the GE After-Acquired Business or the GE After-Acquired Company, GE shall notify Woodward in writing regarding such purchase or other acquisition, whereupon GE and Woodward shall engage in discussions and negotiations regarding the entry into an agreement pursuant to which such Restricted Activity would be sold to the Company (or such other mutually agreeable arrangement in which such Restricted Activity is, or the benefits or profits derived therefrom are, contributed to the Company) upon mutually agreed terms and conditions (it being understood and agreed that GE and Woodward shall use commercially reasonable efforts to enter into any such agreement or arrangement within a [***] period following the closing of such other purchase or acquisition) and (2) if no such agreement or arrangement has been entered into within such [***] period, GE, such Subsidiary or such Controlled Affiliate shall, within [***] thereafter, sign an agreement to dispose of, and subsequently dispose of, the relevant portion of the GE After-Acquired Business or the GE After-Acquired Company unless, at the expiration of such [***] period, the business of the GE After-Acquired Business or the GE After-Acquired Company complies with this Section 6.04(a).  Any agreement or arrangement entered into among GE, Woodward and/or the Company, as applicable, pursuant to clause (1) of the proviso of this Section 6.04(a)(ii) shall be structured to not result in any change to the Percentage Interests of the Members.

(b)     Non-Competition Obligation of the Woodward Group.

(i)     Except as expressly permitted by this Section 6.04(b) or expressly contemplated by any other provision of this Agreement or any other Transaction Document (during the term of such Transaction Document) or as agreed by GE in writing, during the Non-Compete Term, the Members belonging to the Woodward Group shall not (and shall cause their Subsidiaries and Controlled Affiliates not to) engage in, own directly or indirectly any Equity Interests in any Person engaged in, or license, transfer or otherwise convey any Intellectual Property or other assets, whether tangible or intangible, to any Person with respect to, any Restricted Activity anywhere in the world; it being understood and agreed that nothing in this Section 6.04(b) shall prohibit or restrict in any way a Woodward Sale.

(ii)     Notwithstanding the provisions of Section 6.04(b)(i), and without implicitly agreeing that the following activities would be subject to the provisions of Section 6.04(b)(i), nothing in this Agreement (other than compliance with Article XVIII) shall preclude, prohibit or restrict any Member belonging to the Woodward Group or any of its

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respective Subsidiaries or Controlled Affiliates from engaging or continuing to engage in any manner in any (A) De Minimis Investments of any Member belonging to the Woodward Group or (B) business activity that would otherwise violate Section 6.04(b)(i) that is acquired from any third party (a “Woodward Group After-Acquired Business”) or is carried on by any third party that is acquired by or combined with a Member belonging to the Woodward Group or any of its respective Affiliates in each case after the date hereof (a “Woodward Group After-Acquired Company”); provided, that with respect to clause (B), so long as (1) within ten (10) days following the consummation of the purchase or other acquisition of the Woodward Group After-Acquired Business or the Woodward Group After-Acquired Company, Woodward shall notify GE in writing regarding such purchase or other acquisition, whereupon GE and Woodward shall engage in discussions and negotiations regarding the entry into an agreement pursuant to which such Restricted Activity would be sold to the Company (or such other mutually agreeable arrangement in which such Restricted Activity is, or the benefits or profits derived therefrom are, contributed to the Company) upon mutually agreed terms and conditions (it being understood and agreed that GE and Woodward shall use commercially reasonable efforts to enter into any such agreement or arrangement within a [***] period following the closing of such other purchase or acquisition) and (2) if no such agreement or arrangement has been entered into within such [***] period, Woodward, such Subsidiary or such Controlled Affiliate shall, within [***] thereafter, sign an agreement to dispose of, and subsequently dispose of, the relevant portion of the Woodward Group After-Acquired Business or the Woodward Group After-Acquired Company unless, at the expiration of such [***] period, the business of the Woodward Group After-Acquired Business or the Woodward Group After-Acquired Company complies with this Section 6.04(b).  Any agreement or arrangement entered into among GE, Woodward and/or the Company, as applicable, pursuant to clause (1) of the proviso of this Section 6.04(b)(ii) shall be structured to not result in any change to the Percentage Interests of the Members.

(c)     Notification Regarding Provision of Restricted Activities.  If any of the Member Representatives of GE (other than the Company and its Subsidiaries) or any of the Member Representatives of any Member of the Woodward Group (other than the Company and its Subsidiaries) shall receive any bona fide proposal, order or request (whether or not in writing) from a third party (other than the Company and its Subsidiaries) to provide Restricted Activities where the provision of which would be restricted by this Section 6.04, such Member Representative shall promptly notify the Other Member or Member Group thereof and shall work with such Other Member or Member Group to cause such Restricted Activities to instead be provided by or on behalf of the Company, subject to the prohibitions set forth in Section 3.01(d)(i).

(d)     Non-Solicitation.  During the Non-Compete Term, subject to waiver pursuant to Section 16.03(e) or Section 17.05, no Member shall, and no Member shall permit its respective Subsidiaries to, directly or indirectly, for itself or its respective Subsidiaries and Controlled Affiliates, solicit for employment or offer to employ (i) any employee of the Company, (ii) any Secondee of the Other Member or Member Group (or any Subsidiary or Controlled Affiliate thereof) or (iii) any engineer employed by the Other Member or Member Group (or any Subsidiary or Controlled Affiliate thereof) who is not a Secondee and who provides services to or in respect of the Company under the ESA or otherwise (any such Person

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listed in clauses (i), (ii) and (iii), a “Restricted Employee”); provided, that the foregoing shall not prevent any of the Members or any of their respective Subsidiaries and Controlled Affiliates from soliciting or offering to employ any Restricted Employee (A) from and after [***] of the termination of employment of such Restricted Employee, but only if such Member or such Subsidiary or Controlled Affiliate has not previously solicited or offered such Restricted Employee for employment in violation of the provisions of this Section 6.04(d) or (B) whose employment was terminated involuntarily by the Company or such Other Member or Member Group; provided,  further, that the phrase “solicit for employment” shall not include general solicitations of or searches for employment not specifically directed towards any Restricted Employee, including through the use of (x) advertisement in any medium (including websites, journals, industry publications, or newspapers or other publications of general circulation), (y) electronic listings or (z) third party recruiting or search firms, in each case, not specifically directed towards any Restricted Employee.

(e)     Enforcement.

(i)     Each Member acknowledges and agrees that (A) the covenants and agreements set forth in this Section 6.04 (including with respect to subject matter, time period and geographical area) are reasonable and proper and are necessary to protect the Members’ interest in, and value of, the business of the Company (including the goodwill inherent therein) and (B) the Members would not have consummated the transactions contemplated by this Agreement and the Transaction Documents without the restrictions contained in this Section 6.04.

(ii)     The Members desire that the provisions of this Section 6.04 shall be enforced to the fullest extent permissible in each jurisdiction in which enforcement is sought.  Accordingly, the Members agree that if any Governmental Authority deems the covenants and agreements set forth in this Section 6.04 invalid or unenforceable in any jurisdiction, that Governmental Authority may reduce the scope or otherwise amend or reform the portion thus adjudicated to be invalid or unenforceable, such reduction, amendment or reformation to apply only with respect to the particular jurisdiction in which such adjudication is made.  That Governmental Authority may also replace any invalid or unenforceable provision with a provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable provision.  If a Governmental Authority modifies the scope of this Section 6.04, it shall be enforceable as so modified in accordance with its terms unless thereafter overturned by subsequent action of a Governmental Authority.

ARTICLE VII
RELATED PARTY TRANSACTIONS; EXERCISE OF CERTAIN RIGHTS

Section 7.01.     Related Party Transactions.  Negotiations with respect to the terms of, entry into, execution, amendment, modification or termination of, or waiver under, any Related Party Transaction with any Related Counterparty shall be conducted on behalf of the Company solely by the Officers and the Directors appointed by the Other Member or Member Group (with the participation of employees of the Other Member or Member Group).  For the avoidance of

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doubt, the Members agree that the Transaction Documents to which the Company is a party and the transactions contemplated thereby constitute Related Party Transactions.

Section 7.02.     Exercise of Certain Rights.  Notwithstanding anything to the contrary contained in any Transaction Document:  (a) if the Company shall have any claim, right or remedy of whatever nature against any Related Counterparty arising under or relating to a Related Party Transaction, the Other Member or Member Group shall have the right (at its election) to exercise or enforce any such claim, right or remedy on behalf of the Company and at the Company’s reasonable cost and expense; and (b) if the Company becomes involved in any Proceeding against any Related Counterparty or becomes a defendant in any Proceeding brought by or on behalf of any Related Counterparty based upon or relating to any Related Party Transaction, the Other Member or Member Group shall have the right (at its election) to control the commencement, defense, management and disposition of such Proceeding on behalf of the Company, and shall be reimbursed by the Company for its reasonable costs and expenses incurred in connection therewith.

ARTICLE VIII
DISPUTE AND DEADLOCK RESOLUTION; ENFORCEMENT

Section 8.01.     Resolution.

(a)     The Members shall make every effort to settle amicably any and all disputes, controversies, conflicts and claims among the Members arising out of or relating to or in connection with this Agreement or any transactions contemplated hereby, the performance, non-performance or timely performance of the obligations set forth herein or asserted breach hereof (including any questions regarding the existence, validity, interpretation, enforceability or termination of this Agreement as well as any tort claims arising out of this Agreement) (each such claim (a “Dispute”).

(b)     (i) Any Dispute unresolved after thirty (30) calendar days, (ii) any Board Deadlock or (iii) any Member Deadlock (each instance referenced in clauses (ii) or (iii), a “Deadlock”) shall, upon the election of either GE or Woodward, be referred to (A) either the General Manager of Sourcing, the General Manager of Spare Parts or the General Manager of the applicable engine program of GE, in each case as reasonably deemed appropriate by Woodward taking into account the subject matter of such Dispute or Deadlock (such Person acting as the authorized representative for GE) and (B) the President, Aircraft Turbine Systems of Woodward (such Person acting as the authorized representative for the Woodward Group) (the “First Escalation”).

(c)     In the event that any Dispute or Deadlock remains unresolved after thirty (30) calendar days after either GE or Woodward made the election for the First Escalation, the Dispute or Deadlock shall, upon the election of either GE or Woodward, be referred to (i) the Vice President, Commercial Engines Operation of GE or a designee reasonably acceptable to Woodward (such Person acting as the authorized representative for GE) and (ii) the Chief Executive Officer of Woodward or a designee reasonably acceptable to GE (such Person acting as the authorized representative for the Woodward Group) (the “Second Escalation”).

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(d)     For the avoidance of doubt, in the event that any Dispute remains unresolved after sixty (60) calendar days after either GE or Woodward made the election for the Second Escalation, the Dispute shall, upon the election of either GE or Woodward, be judicially resolved in accordance with Section 20.09.

(e)     Any resolution of the Dispute or Deadlock agreed to by the authorized representatives of each of GE and Woodward during the First Escalation or the Second Escalation shall be deemed as final and binding on the Members and GE and Woodward shall, or shall cause their nominated Directors, to the extent necessary, to, vote in accordance with such resolution at the following meeting of the Board or the Members, as applicable (or consent in writing thereto).  Other than a Deadlock relating to a Specified Material Investment (a “Funding Deadlock”), which may be resolved solely pursuant to Section 8.01(f) after the First Escalation and the Second Escalation, the First Escalation and the Second Escalation shall be the sole recourse for any Deadlock.  A “Specified Material Investment” means any proposed Material Investment other than an investment with respect to any activities of the Company prohibited by Section 3.01(d)(i).

(f)     Notwithstanding anything herein to the contrary, in the event of any Funding Deadlock, any Member desiring to fund expenditures relating to a Specified Material Investment shall be permitted to fund such expenditures (it being understood and agreed no Member shall be required to make any expenditures in connection with any such Specified Material Investment without its consent) and solely to the extent such profits and losses are reasonably determinable, the Members will work to determine a mutually agreeable approach to enable the Member funding such expenditures to receive a separate and distinct interest in the profits and losses to the extent derived directly from such investment; provided,  however, that in no event shall such approach create a variable interest entity or otherwise change the manner in which the Members consolidate their respective financial statements in connection with the Company based on GAAP.  This Section 8.01(f) shall be the sole recourse for any Funding Deadlock.

(g)     During the course of the Dispute and Deadlock resolution process set forth in this Article VIII, all provisions of this Agreement and the Transaction Documents shall, to the extent feasible and practicable, continue to be implemented by the Company, the Members or the Directors, as appropriate.

(h)     Notwithstanding the provisions of Section 8.01, but only for the purpose of seeking relief under Section 20.17, each Member shall be entitled to seek to enforce the terms of this Agreement by decree of specific performance or to obtain injunctive relief against any breach or threatened breach of this Agreement in accordance with Section 20.17.

ARTICLE IX
INSURANCE

Section 9.01.     Minimum Insurance Coverage.  It is the intent of the Members that [***] shall procure and at all times maintain for the benefit of the Company and the Members the insurance coverage specified on Annex F from insurance carriers or reinsurers with a minimum

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A.M. Best’s financial strength rating of A-: VII, or S&P A or better and licensed to provide insurance in the jurisdictions in which work is to be performed; provided that any such insurance is obtainable on commercially reasonable terms and costs.  The cost of any such insurance shall be allocated between [***].  It is the intent of the Members that all insurance required to be maintained by [***] in compliance with this Section 9.01 will be primary to any other insurance owned, secured or in place by the Members.  [***] shall secure endorsements to this effect from all insurers of such policies.

ARTICLE X
EXCULPATION AND INDEMNIFICATION

Section 10.01.     Exculpation.  To the maximum extent permitted by applicable Law (including Section 18-1101 of the Act) and without limiting Article VI, but subject to Section 10.04, no Member or former Member, Director or former Director, or Affiliate of a Member or former Member or Director or former Director, of the Company or any Subsidiary of the Company (each, a “Covered Person” and collectively, “Covered Persons”) shall be liable or otherwise responsible or accountable to the Company, the Members (in their capacities as members of the Company) or any Affiliates of the Company or the Members, including for any monetary Damages, for any actual or alleged breach of duty, for any acts performed or for any failure to act, as a member of the Company or a Director of the Company or any Subsidiary of the Company.

Section 10.02.     Duties and Liabilities.  Without limiting Article VI, Officers and employees of the Company shall, in their capacities as such, be expected to perform their duties and make decisions in furtherance of the best interests of the Company, regardless of whether such Officers or employees are designated or seconded by a particular Member or Director or any Affiliates thereof.  Without limiting Article VI, such Officers and employees shall, in their capacities as such, be subject to (a) the same fiduciary duty of loyalty as are employees and officers of corporations under the Law of the State of Delaware and (b) liability for Damages in the performance of such duty (in addition to any liabilities arising from their intentional fraud, bad faith failure to act in the best interests of the Company (taking into account the Company Purpose and the Company Scope) or knowing willful misconduct).

Section 10.03.     Indemnification.  To the maximum extent permitted by applicable Law, but subject to Section 10.04, the Company shall indemnify, defend and hold harmless the Covered Persons and the Officers and may indemnify, defend and hold harmless employees, Secondees, consultants and other agents of the Company or any of its Subsidiaries (each, an “Indemnified Person”) from and against any Damages incurred by such Indemnified Person by reason of any act performed or omitted to be performed by that Indemnified Person in connection with the business of the Company and its Subsidiaries and from and against all liabilities and obligations of the Company and its Subsidiaries imposed on such Indemnified Person in connection with any threatened, pending or completed Proceeding by virtue of such Indemnified Person’s position with the Company or any of its Subsidiaries, including reasonable attorneys’ fees and costs and any amounts expended in the settlement of any such Proceedings for Damages.  Indemnification under this Section 10.03 will be recoverable only from the assets of the Company and not from any assets of the Members.  To the extent any Indemnified Person

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is entitled to indemnification, advancement of expenses or insurance provided by any Member or any Affiliate, the Company is the indemnitor of first resort under this Agreement and any rights of recovery of such Indemnified Person pursuant to any indemnification, advancement of expenses or insurance provided by any Member or any Affiliate is secondary to the primary obligation of the Company as provided herein.

Section 10.04.     Exclusion from Exculpation and Indemnification.  Exculpation under Section 10.01 and indemnification under Section 10.03 will be unavailable to an Indemnified Person if (and only if) and to the extent that the act giving rise to the claim for Damages is finally judicially determined to have resulted from the Indemnified Person’s fraud, bad faith or willful misconduct.

Section 10.05.     Advanced Expenses.  To the maximum extent permitted by applicable Law, expenses (including reasonable legal fees) incurred by an Indemnified Person in defending any Proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such Proceeding upon receipt by the Company of a written undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be ultimately determined that the Indemnified Person is not entitled to be indemnified pursuant to this Article X.

Section 10.06.     Reliance.  An Indemnified Person shall be fully protected in relying in good faith upon the records of the Company and its Subsidiaries and upon such information, opinions, reports or statements presented to the Company, the Board or the Officers by any Person as to matters the Indemnified Person reasonably believes are within such Person’s professional or expert competence.

Section 10.07.     Survival.  The foregoing provisions of this Article X shall survive any termination of this Agreement and will continue as to an Indemnified Person who has ceased to be a Member, Director, Officer or employee of the Company or any of its Subsidiaries, as the case may be, and will inure to the benefit of the heirs, executors and administrators of the Indemnified Person.

Section 10.08.     Insurance.  The Company will have authority to purchase and maintain insurance on behalf of any Indemnified Person or any Person who is or was serving at the request of a Member or the Company as a director, manager, officer, employee or agent of any other Person against any Liabilities asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such Liabilities under the provisions of the Act.

Section 10.09.     Non-Exclusive Remedy.  The indemnification and advancement of expenses provided by or granted pursuant to this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any other agreement.

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ARTICLE XI
DISTRIBUTIONS

Section 11.01.     Distributions.  Subject to Section 4.05(c) and Section 5.10(d), (a) on the last Business Day of each fiscal quarter, the Company shall distribute to the Members the Net Available Cash as of the last day of the second calendar month of such quarter, and (b) subject to Section 5.07(f), any distribution to the Members in accordance with the terms of this Agreement shall be made to each of the Members in accordance with the respective Percentage Interests of the Members on the date of such distribution.

Section 11.02.     Distribution in Kind.  In the event that the Company makes a distribution to the Members of property other than cash, any such distributions shall be made as nearly as practicable in accordance with the respective Percentage Interests of the Members on the date of such distribution as agreed by the Members and based on the Asset Fair Market Value of such property.

Section 11.03.     Restrictions on Distributions.  The foregoing provisions of this Article XI to the contrary notwithstanding, no distribution may be made if such distribution would violate any contract or agreement to which the Company is then a party, the Act or any other Law then applicable to the Company.

Section 11.04.     Withholding Tax Payments and Obligations.  If withholding taxes are paid or required to be paid in respect of payments made to or by the Company, such payments or obligations shall be treated as follows:

(a)     Payments to the Company.  If the Company receives proceeds in respect of which a tax has been withheld, the Company shall be treated as having received cash in an amount equal to the amount of such withheld tax, and, for all purposes of this Agreement, subject to Section 11.04(d), each Member shall be treated as having received a distribution pursuant to this Article XI equal to the portion of the withholding tax allocable to such Member and, for the avoidance of doubt, such Member shall be allocated any expense item arising from such withheld taxes.  In the event that the Company receives a refund of taxes previously withheld by a third party from one (1) or more payments to the Company, the economic benefit of such refund shall be apportioned among the Members in a manner that offsets the prior operation of this Section 11.04(a) in respect of such withheld taxes.

(b)     Payments by the Company.  The Company is authorized to withhold from any payment made to, or any distributive share of, a Member any taxes required by law to be withheld.  If, and to the extent, the Company is required to make any such tax payments with respect to any distribution to a Member, either (i) such Member’s proportionate share of such distribution shall be reduced by the amount of such tax payments (which tax payments, subject to Section 11.04(d), shall be treated as a distribution to such Member pursuant to this Article XI), or (ii) such Member shall pay to the Company prior to such distribution an amount of cash equal to such tax payments (which payment of cash shall not be deemed a Capital Contribution for purposes hereof).  In the event a portion of a distribution in kind is retained by the Company pursuant to clause (i) above, such retained property may, in the discretion of the Board, either

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(A) be distributed in accordance with this Article XI, or (B) be sold by the Company to generate the cash necessary to satisfy such tax payments.  If property is sold pursuant to the preceding sentence, the Company and the relevant Member shall treat the sale as if such property is distributed to such Member in kind and sold by such Member and not by the Company.

(c)     Overwithholding.  Neither the Company, the Tax Matters Partner, nor the Board shall be liable for any excess taxes withheld in respect of any Member’s Membership Interest, and, in the event of overwithholding, a Member’s sole recourse shall be to apply for a refund from the appropriate Governmental Authority.  The Company will notify a Member if it becomes aware that amounts were erroneously withheld and assist such Member in recovering such amounts.

(d)     Certain Withheld Taxes Treated as Demand Loans.  Any taxes withheld pursuant to Section 11.04(a) or Section 11.04(b) shall be treated as if distributed to the relevant Member to the extent an amount equal to such withheld taxes would then be distributable to such Member, and, to the extent in excess of such distributable amounts, as a demand loan payable by the Member to the Company with interest at the LIBOR Rate in effect from time to time [***].  The Board may, in its discretion, either demand payment of the principal and accrued interest on such demand loan at any time, and enforce payment thereof by legal process, or may withhold from one (1) or more distributions to a Member amounts sufficient to satisfy such Member’s obligations under any such demand loan.

ARTICLE XII
BOOKS, RECORDS, AUDIT, ACCOUNTING AND OTHER INFORMATION

Section 12.01.     Books and Records.  Appropriate books and records in accordance with and as required by the Act or any other applicable Law shall be kept by the Company.  Such books and records shall include separate books of account for each Member that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the business of the Company consistent with the Company Accounting Methodology.  In addition, such books and records shall at all times be kept at [_______________] or such other locations as approved by the Board.  Each Member and its representatives shall, to the extent requested of the Company and for any purpose reasonably related to such Member’s interests in its capacity as a Member, have reasonable access (i) to discuss the Company’s operations and business with Secondees, employees, agents, service providers or other representatives of the Company (provided that reasonable notice shall have been given) and (ii) to inspect or make copies of all books, records, financial results, data, procedures and other information maintained by the Company that relates to the operations and business of the Company in each case at the expense of such Member or such representatives; provided that each Member shall maintain the confidentiality of such information in accordance with the provisions of Article XVIII;  provided,  further, that such action shall be conducted at such times and in such a manner as not to unreasonably interfere with the business of the Company; provided that before any such access or inspection, the requesting Member shall provide the Other Member or Member Group with a list of “clean team” individuals who will be the only individuals who will be provided with such information,

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which individuals shall be reasonably acceptable to such Other Member or Member Group taking into consideration the purpose of such access or inspection.

Section 12.02.     Auditing.  An annual audit of the Company shall be conducted by the then-current independent outside auditor used by Woodward to audit its financial statements (the “Company Auditor”).  Audit reports prepared by the Company Auditor shall be submitted to the Board and the Members.  In the event that any issue(s) arises during the course of the annual audit that would preclude the issuance of an unqualified audit opinion, the Company will make all reasonable efforts to remedy such situation with the objective of receiving an unqualified audit opinion. In no event will the Company accept a qualified audit opinion without Unanimous Member Approval.

Section 12.03.     Provision of Financial and Operating Reports and Other Information.

(a)     The Board shall, and shall cause the Company to, prepare and furnish to each Member, in each case consistent with the Company Accounting Methodology:

(i)     as soon as available and in any event within ninety (90) calendar days after the end of each Fiscal Year, annual financial statements of the Company, which statements shall include the balance sheet as of the end of such Fiscal Year, profit and loss statements and cash flow statements for such Fiscal Year, shall show the comparable figures for the prior Fiscal Year and any other information required by applicable Laws and shall have been audited by the Company Auditor, at the Company’s cost;

(ii)     as soon as available and in any event within five (5) calendar days after finalizing IRS Form 1065 in accordance with Section 12.03(c), a statement indicating each Member’s share of each item of income, gain, loss, deduction or credit for such Taxable Year for income tax purposes, to the extent applicable;

(iii)     as soon as available and in any event within thirty (30) calendar days after the end of each of the first three fiscal quarters of each Fiscal Year, unaudited quarterly financial statements of the Company (without footnotes), which statements shall include balance sheets as of the end of the prior Fiscal Year and as of the end of such fiscal quarter, quarterly and year-to-date profit and loss statements and cash flow statements for and through such fiscal quarter and the comparable period for the prior Fiscal Year and any other information required by applicable Laws; and

(iv)     as soon as practicable and in any event within fourteen (14) calendar days after the end of each calendar month, unaudited monthly and year-to-date operating reports consistent with the then-current Woodward monthly reporting package, which reports shall include a balance sheet as of the end of such month and year-to-date profit and loss statements and cash flow statements for and through such month.

(b)     The Board shall, and shall cause the Company to, prepare and furnish to the Members and their respective Affiliates:

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(i)     other information as may be reasonably requested by any of the Members for such Member to be able to timely comply with all tax and accounting rules and regulations applicable to, and the reasonable requirements of the auditors and tax professionals of, the Members and their respective Affiliates; and

(ii)     within thirty (30) calendar days following the end of each calendar quarter (other than the last calendar quarter of any Taxable Year), such financial information as may be reasonably requested by the Members for the preparation of the Members’ federal, state or local income tax returns together with such other information reasonably requested by any of the Members for such purposes.

(c)     The Board shall, and shall cause the Company to, prepare and furnish to the Members, within forty-five (45) days prior to the final due date (taking applicable extensions into account) for the filing of any U.S. federal income tax return on IRS Form 1065 with respect to the Company, a proposed final draft of an IRS Form 1065 for the Company for the Members’ review and approval.  If so requested by a Member, the Company shall arrange for the individuals who had primary responsibility for preparing the proposed final draft of the IRS Form 1065 to meet (in person or by telephone as requested by the Member) representatives of the Member (at a place and a time, within thirty (30) days after the draft is furnished to the Member, as are reasonably satisfactory to the Company) for the purpose of discussing the positions taken on such tax returns.

Section 12.04.     Accounting Matters.  The Company’s books and records shall be kept in accordance with the accrual method of accounting for income tax, consistent with the Company Accounting Methodology for other reporting purposes, except, in each case as may otherwise be required by applicable Law.

Section 12.05.     Tax Matters.

(a)     Woodward is hereby designated, and agrees to act, at the direction of the Board, as the “tax matters partner” (as defined in Section 6231 of the Code) (the “Tax Matters Partner”) for the Company.  In carrying out its duties as Tax Matters Partner, Woodward agrees: (i) to not take any material action in its capacity as Tax Matters Partner on behalf of the Company without prior Unanimous Member Approval; and (ii) to deliver to GE in a timely manner, but no later than seven (7) Business Days following receipt of any material notices, documents or correspondence, copies of any and all material notices, material documents or other material correspondence addressed to the Company that Woodward receives in its capacity as Tax Matters Partner, or to the Tax Matters Partner on the Company’s behalf, from any taxing jurisdiction.  Notwithstanding the foregoing, the extension of any statute of limitations, the making of any material tax election or the filing or settlement of any material action or material suit shall require the prior written consent of all of the Members.  In its capacity as Tax Matters Partner, Woodward shall (A) have only the duties applicable to tax matters partners specified in the Code, (B) not be held liable for Liabilities for any actions or omissions other than for Liabilities arising out of its actions or omissions that constitute fraud or willful disregard of the provisions of the Code applicable to tax matters partners, and (C) be indemnified and held harmless by the Company for any Liabilities reasonably incurred by it in

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connection with its actions, omissions, and status as Tax Matters Partner so long as such Liability is not attributable to its fraud or willful disregard of the provisions of the Code applicable to tax matters partners.  The reasonable costs and expenses incurred by Woodward as a Tax Matters Partner shall be borne by the Company.

(b)     The Members agree to cooperate with the Company and with each other in connection with the examination of the Company’s returns pertaining to sales and use taxes, property taxes and all other taxes, including any resulting administrative and judicial Proceedings.  With respect to any issues that arise in connection with the examination of the Company’s returns pertaining to sales and use taxes, property taxes and all other taxes neither the Company nor any Member shall take any action relating to such taxes without prior Unanimous Member Approval.  The reasonable costs and expenses of any such administrative and judicial Proceedings, including the cost of any representative or counsel, shall, in all events, be borne by the Company.

(c)     The Board, after Unanimous Member Approval, shall designate a national or regional accounting firm (the “Designated Return Preparer”) to prepare the United States federal, state, local and foreign tax returns for the Company.  The Designated Return Preparer shall not be the principal auditor of any Member.  Any payment required to be made to the Designated Return Preparer shall be at the full cost and expense of the Company.

(d)     Election into TEFRA.  The Members intend that the Company be subject to the consolidated audit rules of Sections 6221 through 6234 of the Code during each Taxable Year.  Accordingly, each Person who was a Member at any time during the Company’s first Taxable Year hereby agrees to sign an election pursuant to Section 6231(a)(1)(B)(ii) of the Code and Treasury Regulations Section 301.6231(a)(1)-1(b)(2) to be filed with the Company’s federal income tax return for such Taxable Year to have such consolidated audit rules apply to the Company.

ARTICLE XIII
BOOK ALLOCATIONS

Section 13.01.     General Application.  The rules set forth in this Article XIII shall apply for the purposes of determining each Member’s general allocable share of the items of income, gain, loss and deduction of the Company comprising Net Income or Net Loss of the Company for each Taxable Year, determining special allocations of other items of income, gain, loss and deduction, and adjusting the balance of each Member’s Capital Account pursuant to the definition of Capital Account to reflect the aforementioned general and special allocations.  For each Taxable Year, the special allocations in Section 13.03 shall be made immediately prior to the general allocations of Section 13.02.

Section 13.02.     General Allocations.

(a)     Hypothetical Liquidation.  The items of income, expense, gain and loss of the Company comprising Net Income or Net Loss for a Taxable Year shall be allocated among the persons who were Members during such Taxable Year in a manner that shall, as

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nearly as possible, cause the Capital Account balance of each Member at the end of such Taxable Year to equal the excess (which may be negative) of:

(i)     the amount of the hypothetical distribution (if any) that such Member would receive if, on the last day of the Taxable Year, (A) all Company assets were sold for cash equal to their Gross Asset Values, taking into account any adjustments thereto for such Taxable Year, (B) all Company liabilities were satisfied in cash according to their terms (limited, with respect to each Nonrecourse Liability or any Member Nonrecourse Debt in respect of such Member, to the Gross Asset Values of the assets securing such liability), and (C) the net proceeds thereof (after satisfaction of such liabilities) were distributed in full pursuant to Article XI over;

(ii)     the sum of (A) the amount, if any, without duplication, that such Member would be obligated to contribute to the capital of the Company, (B) such Member’s share of Company Minimum Gain determined pursuant to Treasury Regulations Section 1.704-2(g), and (C) such Member’s share of Member Nonrecourse Debt Minimum Gain determined pursuant to Treasury Regulations Section 1.704 2(i)(5), all computed as of the hypothetical sale described in Section 13.02(a)(i);

(b)     Loss Limitation.  Notwithstanding anything to the contrary contained in this Section 13.02, the amount of items of Company expense and loss allocated pursuant to this Section 13.02 to any Member shall not exceed the maximum amount of such items that can be so allocated without causing such Member to have an Adjusted Capital Account Deficit at the end of any Taxable Year.  All such items in excess of the limitation set forth in this Section 13.02(b) shall be allocated first to Members who would not have an Adjusted Capital Account Deficit, pro rata, in proportion to their Capital Accounts, adjusted as provided in clauses (a) and (b) of the definition of “Adjusted Capital Account Deficit,” until no Member would be entitled to any further allocation, and thereafter to the Members in accordance with their interest in the Company as determined by the Board.

(c)     No Deficit Restoration Obligation.  Except as otherwise expressly provided in this Agreement, at no time during the term of the Company or upon Liquidation thereof shall a Member with a negative balance in its Capital Account have any obligation to the Company or the other Members to restore such negative balance, except as may be required by law or in respect of any negative balance resulting from a withdrawal of capital or dissolution in contravention of this Agreement.

Section 13.03.     Special Allocations.  The following special allocations shall be made in the following order:

(a)     Minimum Gain Chargeback.  If there is a net decrease during a Taxable Year in either Company Minimum Gain or Member Nonrecourse Debt Minimum Gain, then notwithstanding any other provision of this Article XIII, each Member shall receive such special allocations of items of Company income and gain as are required in order to conform to Treasury Regulations Section 1.704-2.

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(b)     Qualified Income Offset.  Subject to Section 13.03(a), but notwithstanding any other provision of this Article XIII, items of income and gain shall be specially allocated to the Members in a manner that complies with the “qualified income offset” requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3).

(c)     Deficit Capital Accounts Generally.  If a Member has a deficit Capital Account balance at the end of any Taxable Year which is in excess of the sum of (i) the amount such Member is then obligated to restore pursuant to this Agreement, and (ii) the amount such Member is then deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), respectively, such Member shall be specially allocated items of Company income and gain (consisting of a pro rata portion of each item of income and gain of the Company for such Taxable Year in accordance with Treasury Regulations Section 1.704-1(b)(2)(ii)(d)) in the amount of such excess as quickly as possible, provided, that any allocation under this Section 13.03(c) shall be made only if and to the extent that a Member would have a deficit Capital Account balance in excess of such sum after all allocations provided for in this Article XIII have been tentatively made as if this Section 13.03(c) were not in this Agreement.

(d)     Deductions Attributable to Member Nonrecourse Debt.  Member Nonrecourse Deductions shall be specially allocated to the Members in the manner in which they share the economic risk of loss (as defined in Treasury Regulations Section 1.752 2) for such Member Nonrecourse Debt.

Section 13.04.     Allocation of Nonrecourse Deductions.  Nonrecourse Deductions for any taxable year shall be specially allocated to the Members in accordance with their respective Percentage Interests.

Section 13.05.     Tax Allocations.

(a)     Section 704(b) Allocations.  Subject to Section 13.05(b), each item of income, gain, loss, or deduction for federal income tax purposes that corresponds to an item of income, gain, loss or expense that is either taken into account in computing Net Income or Net Loss or is specially allocated pursuant to Section 13.03 (a “Book Item”) shall be allocated among the Members in the same proportion as the corresponding Book Item is allocated among them pursuant to Section 13.02,  Section 13.03 or Section 13.04.

(i)     If the Company recognizes Depreciation Recapture in respect of the sale of any Company asset,

(A)     the portion of the gain on such sale which is allocated to a Member pursuant to Section 13.02 or Section 13.03 shall be treated as consisting of a portion of the Company’s Depreciation Recapture on the sale and a portion of the balance of the Company’s remaining gain on such sale under principles consistent with Treasury Regulations Section 1.1245-1, and

(B)     if, for federal income tax purposes, the Company recognizes both “unrecaptured Section 1250 gain” (as defined in Code Section 1(h)) and gain

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treated as ordinary income under Code Section 1250(a) in respect of such sale, the amount treated as Depreciation Recapture under Section 13.05(a)(i) shall be comprised of a proportionate share of both such types of gain.

(ii)     For purposes of this Section 13.05(a), “Depreciation Recapture” means the portion of any gain from the disposition of an asset of the Company which, for federal income tax purposes, (a) is treated as ordinary income under Code Section 1245, (b) is treated as ordinary income under Code Section 1250, or (c) is “unrecaptured Section 1250 gain” as such term is defined in Code Section 1(h).

(b)     Section 704(c) Allocations.  In the event any property of the Company is credited to the Capital Account of a Member at a value other than its tax basis (whether as a result of a contribution of such property or a revaluation of such property pursuant to clause (b) of the definition of “Gross Asset Value”), then allocations of taxable income, gain, loss and deductions with respect to such property shall be made in a manner which will comply with Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder.  The Company shall elect to use the “traditional method” under Treasury Regulations Section 1.704-3(b) unless all Members agree pursuant to Unanimous Member Approval to make, “curative” or “remedial” allocations (within the meaning of the Treasury Regulations under Code Section 704(c)) including:

(i)     “curative” allocations which offset the effect of the “ceiling rule” for a prior Taxable Year (within the meaning of Treasury Regulations Section 1.704‑3(c)(3)(ii)); and

(ii)     “curative” allocations from dispositions of contributed property (within the meaning of Treasury Regulations Section 1.704-3(c)(3)(iii)(B)).

(c)     Certain Adjustments.  If by reason of Section 482 of the Code both the Company and a Member are required to recognize tax items (the “Adjustment”), the items so recognized by the Company shall be specially allocated to such Member (and such Member’s Capital Account shall be adjusted as necessary to properly reflect both aspects of the Adjustment) so that (i) the amounts of net taxable income (or loss) recognized by each Member (attributable to the Member’s distributive share of the Company’s taxable income (or loss) and any portion of the Adjustment made to the Member’s taxable income (or loss)) and (ii) the Capital Account balances of each Member are, to the maximum extent possible, the same as would have been the case if the Adjustment had not been made.

(d)     Credits.  All tax credits shall be allocated among the Members as determined by the Board, consistent with applicable Law.

(e)     Except as otherwise provided in Section 13.05(c), the tax allocations made pursuant to this Section 13.05 shall be solely for tax purposes and shall not affect any Member’s Capital Account or share of non-tax allocations or distributions under this Agreement.

Section 13.06.     Transfer of Interest.  In the event of a Transfer of all or any portion of a Membership Interest (in accordance with the provisions of this Agreement) at any time other

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than the end of a Taxable Year, the shares of items of Company Net Income or Net Loss and specially allocated items allocable to the interest Transferred shall be allocated between the transferor and the transferee under an interim closing of the Company’s books in a manner consistent with the applicable provisions of the Code.

Section 13.07.     Covenants.

(a)     It is the intention of the Members that the Company be treated as a partnership for Federal, state and local income tax purposes.  Without prior Unanimous Member Approval, the Members agree not to take any action or fail to take any action (including by amendment of this Agreement) which action or inaction would be inconsistent with such treatment.

(b)     In addition, notwithstanding anything to the contrary in this Agreement:

(i)     Neither the Company nor any Member will cause or permit any Membership Interest to be included on (nor will such persons recognize any purchases or sales of any Membership Interest through) (a) any national, non-United States, regional, local or other securities exchange, or (b) any over-the-counter market (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise).

(ii)     The Company will not participate in any manner in the establishment of, for any interest in the Company (including through the repurchase or redemption of any interest in the Company), or the inclusion of any interest in the Company on, an established securities market or a secondary market or the substantial equivalent thereof (within the meaning of the Treasury Regulations under Section 7704 of the Code), and will not recognize any Transfers of any interest in the Company made on such a market by (i) redeeming the interest in the Company of a transferor (in the case of a redemption or repurchase by the Company), or (ii) admitting the transferee as a Member, or otherwise recognizing any rights of the transferee such as a right of the transferee to receive Company distributions (directly or indirectly) or to acquire an interest in the capital or profits of the Company.

(iii)     The Company will not at any time have more than 100 Members (or persons treated as partners) within the meaning of Treasury Regulations Section 1.7704-1(h).

(iv)     For purposes of this Section 13.07, the term “interest in the Company” shall include any financial instrument or contract, the value of which is determined in whole or in part by reference to the Company.

(v)     Neither the Company nor any Member, with respect to the Company, shall file any election pursuant to Treasury Regulations Section 301.7701-3(c) to treat the Company as an entity other than a partnership and the Company shall not elect, pursuant to Section 761(a) of the Code, to be excluded from the provisions of subchapter K of the Code, without prior Unanimous Member Approval.

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(vi)     The Company shall at all times have a valid election in effect under Section 754 of the Code, unless otherwise agreed to by Unanimous Member Approval.

(c)     In the event a Member intends to Transfer all or any portion of a Membership Interest to either a Permitted GE Transferee or a Permitted Woodward Transferee pursuant to Section 14.01, the Member shall use reasonable efforts to coordinate the timing of such Transfer with the Company and the Other Member or Member Group so that no termination of the Company occurs under Section 708(b)(1)(B) of the Code as a result of such Transfer.

(d)     Woodward Affiliate is a limited liability company classified as a domestic corporation for United States federal income tax purposes and intends to continue to be classified as a domestic corporation for United States federal income tax purposes at all times during which it owns a Membership Interest.  Woodward Affiliate made, at the time of formation, all filings necessary, including a valid election on Form 8832, to be treated as a domestic corporation for United States federal income tax purposes and shall (i) unless consented to in writing by GE (which consent shall not unreasonably withheld, conditioned or delayed), continue in existence owning not less than a ten percent (10%) Membership Interest for so long as GE is a Member and (ii) timely cause all filings necessary to continue its status as a corporation for United States federal income tax purposes to be made and to remain in full force and effect.

(e)     GE is a domestic corporation for United States federal income tax purposes and shall, for so long as it is a Member, continue its status as a domestic corporation for United States federal income tax purposes.

ARTICLE XIV
TRANSFER AND CHANGE OF OWNERSHIP RESTRICTIONS

Section 14.01.     Limitation on Members.

(a)     Except as provided in the next sentence, no Member may Transfer all or any portion of its Membership Interest without the prior written consent of the Other Member or Member Group.  Subject to Section 14.01(b), consent of the Other Member or Member Group shall not be required with respect to the Transfer (i) by GE of any of its Membership Interest to any direct or indirect wholly-owned Subsidiary of GE (collectively, a “Permitted GE Transferee”), (ii) by Woodward or Woodward Affiliate of any of its Membership Interest to Woodward or any direct or indirect wholly-owned Subsidiary of Woodward (collectively, a “Permitted Woodward Transferee”) or (iii) by a Member as a result of a Whole Business Sale of such Member; provided, that (in the case of a Transfer of Woodward Affiliate’s Membership Interests to a Permitted Woodward Transferee) (A) such Permitted Woodward Transferee is not a disregarded entity owned by Woodward for United States federal income tax purposes, and (B) Woodward and such Permitted Woodward Transferee shall each continue to own, after giving effect to any such Transfer, not less than ten percent (10%) of the Membership Interests; provided,  further, that no Transfer to a Permitted GE Transferee under clause (i) or to a Permitted Woodward Transferee under clause (ii) shall relieve the transferring Member of its

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obligations under this Agreement; provided further, that, with respect to a Transfer by Woodward and Woodward Affiliate as a result of a Woodward Sale, Woodward shall comply with Article XVII.

(b)     Absent Unanimous Member Approval, it shall be a condition to any Transfer referred to in Section 14.01(a) that the transferring Member first deliver to the Company and the Other Member or Member Group written advice of nationally-recognized tax counsel, in a form reasonably satisfactory to the Other Member or Member Group, to the effect that such Transfer will not cause the Company to be treated as a “publicly traded partnership” as such term is defined in Section 7704(b) of the Code; provided,  however, that within ninety (90) days after the Closing Date, (i) GE may Transfer all or any portion of its Membership Interest to a Permitted GE Transferee and (ii) Woodward or Woodward Affiliate may Transfer all or any portion of their respective Membership Interests to a Permitted Woodward Transferee, in each case without Unanimous Member Approval and without providing an opinion of counsel pursuant to this Section 14.01(b).

Section 14.02.     Admission of Additional or Substitute Members.  The transferee of any Membership Interest shall acquire an economic interest in the rights attributable to a Membership Interest and shall not be admitted as a substitute or additional Member unless either (a) such Transfer shall be permitted under Section 14.01 and (b) such transferee shall acquire all (and not less than all) of the transferring Member’s Membership Interest (in which event such transferee shall be admitted as a substitute Member) or the Other Member or Member Group consents to the admission of such transferee as a substitute or additional Member and, in each case, the transferee shall agree in writing to be bound by the terms of this Agreement and the other Transaction Documents to the same extent as the transferor, except as otherwise agreed in writing by the substitute or additional Member and the Other Member or Member Group.  Any Member which has transferred its entire economic interest attributable to its Membership Interest shall cease to be a Member for all purposes hereof whether or not its transferee is admitted as a substitute or additional Member.  Each then remaining Member shall amend this Agreement accordingly.

Section 14.03.     Compliance with this Agreement and Securities Laws.

(a)     To the maximum extent permitted by applicable Law, any Transfer (whether voluntary, involuntary or by operation of law) of any Membership Interest or portion thereof in violation of any of the provisions of this Article XIV shall be null and void, and the purported transferee shall not be entitled to (i) receive any distributions or profits in respect thereof, (ii) participate in any solicitation for, or otherwise participate in, any vote, consent or approval of any of the Members or (iii) become a substitute or additional Member of the Company.

(b)     Each Member hereby agrees that any Transfer of all or any portion of a Membership Interest by such Member that is otherwise in accordance with this Article XIV shall be effected in compliance with all applicable federal and state securities Laws and each transferee will acknowledge that (i) its Membership Interest is being acquired for investment purposes only and for its sole account and not with a view to the distribution thereof in violation

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of the Securities Act and the rules and regulations promulgated thereunder, and (ii) its Membership Interest has not been registered under the Securities Act or applicable state securities Laws, and that it is being offered and sold under an exemption from registration provided by such Laws and the rules and regulations thereunder, and that the Company is under no obligation to register the Membership Interest or to comply with any applicable exemption under any applicable securities Laws with respect to the Membership Interest.

ARTICLE XV
WITHDRAWAL OF MEMBERS

Section 15.01.     Withdrawal of Member.  No Member shall have the right to withdraw from the Company without the consent of the Other Member or Member Group (which may be given or withheld in the Other Member or Member Group’s sole and absolute discretion) except as otherwise contemplated by Article XIV.

ARTICLE XVI
TERMINATION EVENTS AND LIQUIDATION

Section 16.01.     Termination by Agreement.  This Agreement may be terminated by written agreement of all of the Members.  This Agreement shall also terminate automatically upon (a) the consummation of the Termination Event Call Option or the Woodward Sale Call Option (provided that Section 6.04(a),  Section 6.04(b),  Section 6.04(d),  Article X, the last two sentences of Section 12.05(a),  Section 16.04,  Section 16.05,  Section 17.02(c),  Section 17.02(d), Section 17.03,  Section 17.04,  Section 17.06,  Section 17.07 and Article XVIII and the related definitions used therein shall survive any such termination) and (b) the completion of a Liquidation of the Company as detailed in Section 16.07(c)  (provided that Article X, the last two sentences of Section 12.05(a),  Section 17.07 and Article XVIII and the related definitions used therein shall survive any such termination).  Notwithstanding the foregoing, any liability of any Member with respect to any breach of this Agreement by such Member or any obligations incurred by such Member prior to such termination shall survive the termination of this Agreement.

Section 16.02.     Termination Events.  Each of the following shall constitute a “Termination Event” and the subject Other Member or Member Group is referred to as the “Termination Triggering Member or Member Group”:

(a)     the commencement of a bankruptcy or similar Proceeding against the Other Member or Member Group (or an entity that Controls the Other Member or Member Group) (provided that with respect to an involuntary bankruptcy or similar Proceeding, the associated Termination Event shall be deemed to cease and to have not occurred if such bankruptcy or similar Proceeding is dismissed by a court of competent jurisdiction within ninety (90) days after commencement); or

(b)     the occurrence of a breach by the Other Member or Member Group under one of the Transaction Documents that (i) has a material adverse long-term impact on the Company or the non-breaching Member or Member Group and (ii) remains uncured after notice

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by the non-breaching Member or Member Group and a cure period to be the longest of (A) 180 days, (B) the cure period in the applicable Transaction Document, if any and (C) such other period as the Members mutually agree.

Section 16.03.     Consequences of Termination Event

(a)     Within the Termination Event Call Option Period, the non-Termination Triggering Member or Member Group may (but shall not be required to), in its sole discretion, elect to exercise a call option with respect to all, but not less than all, of the Membership Interests of the Termination Triggering Member or Member Group (a “Termination Event Call Option”) for a purchase price equal to the Termination Event Purchase Price.  To exercise the Termination Event Call Option, the non-Termination Triggering Member or Member Group must deliver a notice of exercise (a “Termination Event Call Option Request”) to the Company and the Termination Triggering Member or Member Group on or before the end of the Termination Event Call Option Period.  If the non-Termination Triggering Member or Member Group delivers a timely Termination Event Call Option Request, the Members will determine, or cause to be determined, the FMV in accordance with Section 17.08.  If the non-Termination Triggering Member or Member Group fails to deliver a Termination Event Call Option Request on or prior to the end of the Termination Event Call Option Period, the right to exercise the Termination Event Call Option will expire.  The exercise of a Termination Event Call Option shall be in addition to any damages available at law or in equity.

(b)     In the event of a timely exercise of the Termination Event Call Option, the closing of the purchase of the Called Interests pursuant to a Termination Event Call Option (the “Termination Event Call Option Closing”) shall occur within ninety (90) days after the determination of the FMV in accordance with Section 17.08 (unless a later date shall be required under applicable Laws), at which time the non-Termination Triggering Member or Member Group will deliver, by wire transfer of immediately available funds to an account designated by the Termination Triggering Member or Member Group, the Termination Event Purchase Price, and the Termination Triggering Member or Member Group shall deliver (and absent such delivery shall be deemed hereby to have delivered) to the non-Termination Triggering Member or Member Group an assignment of all its or their right, title and interest in or to the Called Interests.  Notwithstanding any other provision herein to the contrary, no Termination Event Call Option Closing will occur (i) unless such Termination Event Call Option Closing is permitted under applicable Law and (ii) unless and until any and all necessary approvals, authorizations or clearances from governmental entities and unaffiliated Persons have been obtained, including any required clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals from any other competition authority.  The Members agree to cooperate, and to cause their Affiliates to cooperate, in the preparation and filing of any and all reports or other submissions required in connection with obtaining such approvals.

(c)     The purchase and sale of any Called Interests pursuant to the Termination Event Call Option shall be effected pursuant to an agreement which shall not include any warranty or representation, except that the Termination Triggering Member or Member Group shall represent (or hereby be deemed to represent) to the non-Termination

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Triggering Member or Member Group that it is (or they are) the owner of all the Called Interests and that such Called Interests are free and clear of all liens and encumbrances.

(d)     Following any exercise of a Termination Event Call Option pursuant to this Section 16.03, the Termination Triggering Member or Member Group will provide reasonable transition support (which, for the avoidance of doubt, shall not include the establishment or funding of manufacturing or maintenance, repair and overhaul capabilities) to the non-Termination Triggering Member or Member Group, and the Transaction Documents (other than this Agreement) will survive the consummation of the Termination Event Call Option; provided that, except as otherwise provided herein, the non-Termination Triggering Member or Member Group may, at its election, terminate any Transaction Document (other than the Purchase and Sale Agreement, the Royalty Agreement and the IP Rights Agreement).

(e)     GE and Woodward shall waive compliance by Woodward and GE, respectively, of the non-solicit obligations of Woodward and GE, respectively, in Section 6.04(d), with such waiver to be effective from and after the consummation of the Termination Event Call Option.

Section 16.04.     Continued Payment Obligations.  Neither the exercise or consummation of a Termination Event Call Option, nor any Liquidation of the Company following a Termination Event Call Option Closing, nor the termination of any Transaction Document pursuant to Section 16.03 shall affect Woodward’s rights to receive (a) the Woodward Annual Payment Amount pursuant to the Purchase and Sale Agreement, and (b) any Royalty pursuant to the Royalty Agreement.  The termination of this Agreement and/or any other Transaction Documents pursuant to Section 16.03 shall not relieve any Member of any obligations arising under this Agreement prior to any such termination or any party to any other Transaction Document of any obligations arising thereunder prior to any such termination.

Section 16.05.     Intellectual Property Treatment upon a Termination Event Call Option.

(a)     Notwithstanding the Termination Event Call Option Closing, (i) if Woodward is the Termination Triggering Member or Member Group, the Woodward Background IP License Agreement shall continue in effect in accordance with its terms, including Section 8.06 (Assignment) thereof which, upon the Termination Event Call Option Closing, governs any changes to the license granted thereunder; and (ii) if GE is the Termination Triggering Member or Member Group, the GE Background IP License Agreement shall continue in effect in accordance with its terms, including Section 8.06 (Assignment) thereof which, upon the Termination Event Call Option Closing, governs any changes to the license granted thereunder.

(b)     If Woodward is the Termination Triggering Member or Member Group , then, with respect to any Intellectual Property of the Company that is licensed to Woodward (but not GE) pursuant to the JV Improvement IP Chart set forth in [appropriate cross reference to be inserted at closing], after the Termination Event Call Option Closing, such Intellectual Property shall be jointly owned, without the duty to account, by Woodward and the Company (it being understood that the Company may freely assign its joint ownership rights to

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GE) (each of Woodward and the Company (or GE in the case of an assignment to GE) for purposes of this Section 16.05(b), a “joint owner”); provided,  however, that neither joint owner shall be entitled to license to any third party such Intellectual Property without the prior written consent of the other joint owner (such consent not to be unreasonably withheld, conditioned or delayed).  In addition and subject to the foregoing, the joint owners shall cooperate in good faith regarding all matters relating to the prosecution, maintenance, defense and enforcement of such jointly owned Intellectual Property.

(c)     With respect to any Intellectual Property of the Company that is licensed to Woodward (other than Intellectual Property of the Company described in Section 16.05(b)), after a Termination Event Call Option Closing where Woodward is the Termination Triggering Member or Member Group  the licenses with respect to such Intellectual Property shall survive without any change to their respective terms and in accordance with the terms and conditions set forth in the agreement(s) pursuant to which Woodward is granted such license(s).

(d)     If GE is the Termination Triggering Member or Member Group , then, with respect to any Intellectual Property of the Company that is licensed to GE (but not Woodward) pursuant to the JV Improvement IP Chart set forth in [appropriate cross reference to be inserted at closing], after the Termination Event Call Option Closing, such Intellectual Property shall be jointly owned, without the duty to account, by GE and the Company (it being understood that the Company may freely assign its joint ownership rights to Woodward) (each of GE and the Company (or Woodward in the case of an assignment to Woodward) for purposes of this Section 16.05(d), a “joint owner”); provided,  however, that neither joint owner shall be entitled to license to any third party such Intellectual Property without the prior written consent of the other joint owner (such consent not to be unreasonably withheld, conditioned or delayed).  In addition and subject to the foregoing, the joint owners shall cooperate in good faith regarding all matters relating to the prosecution, maintenance, defense and enforcement of such jointly owned Intellectual Property.

(e)     With respect to any Intellectual Property of the Company that is licensed to GE (other than Intellectual Property of the Company described in Section 16.05(d)), after a Termination Event Call Option Closing where GE is the Termination Triggering Member or Member Group  the licenses with respect to such Intellectual Property shall survive without any change to their respective terms and in accordance with the terms and conditions set forth in the agreement(s) pursuant to which GE is granted such license(s).

Section 16.06.     Liquidation.

(a)     The Company shall Liquidate upon the Unanimous Member Approval of a Liquidation.

(b)     The Company shall not be Liquidated except in accordance with this Article XVI.  To the maximum extent permitted under applicable Law, each Member hereby waives its right to seek (i) judicial dissolution of the Company pursuant to Section 18-802 of the Act or (ii) any other dissolution of the Company under the Act.  Except as otherwise set forth in

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this Article XVI, the bankruptcy (as defined in Section 18-101(1) or 18-304 of the Act) of a Member shall not cause such Member to cease to be a member of the Company or result in the Liquidation of the Company.

Section 16.07.     Liquidation Procedure.

(a)     The liquidating trustee shall be appointed by the Board and shall be responsible for overseeing the Liquidation in accordance with this Agreement and the requirements of the Act, including taking full account of the liabilities of the Company and its assets, determining which of the Company’s assets shall be distributed in kind and which assets shall be sold, and if sold, shall cause the Company’s assets to be sold and cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 16.07(b).  The liquidating trustee shall be entitled to reasonable compensation for such services which shall be paid by the Company.  Neither (i) any purchase by a Member belonging to the Woodward Group of the Membership Interest owned by GE nor (ii) any purchase by GE of the Membership Interests owned by the Woodward Group shall (in either case) in and of itself be deemed a Liquidation under this Article XVI.

(b)     As soon as practicable following the effective date of dissolution, all proceeds from the Liquidation shall be distributed in the following order of priority unless otherwise required by applicable Law:

(i)     first, to the creditors of the Company, including Members who are creditors, to the extent permitted by Law, in satisfaction of the liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof) including the establishment of reasonable reserves for any contingent, conditional or unmatured liabilities of the Company; and

(ii)     second, to the Members in accordance with Article XI.

(c)     The winding up of the Company shall be completed when all debts, liabilities and obligations of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the Company have been distributed to the Members.  Upon the completion of the winding up of the Company, a certificate of cancellation of the Certificate of Formation of the Company shall be filed in the Office of the Secretary of the State of the State of Delaware.  The certificate of cancellation shall set forth the information required by the Act.

Section 16.08.     Limitations on Payments Made in Connection with Liquidation.  Except as otherwise provided under applicable Law, each Member shall be entitled to look solely to the assets of the Company for distributions and shall have no recourse for any Capital Contribution or share of any income or profits of the Company (upon Liquidation or otherwise) against any other Member.

Section 16.09.     Waiver of Partition.  Each Member hereby waives any rights to partition of Company property.  No Member has any interest in specific Company property, except as expressly set forth in this Agreement or in any of the other Transaction Documents.

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Section 16.10.     No Obligation to Restore Capital Accounts.  Except as required by applicable Law, no Member whose Capital Account balance has a negative or deficit amount (either during the existence of the Company or upon Liquidation) shall have any obligation to return any amounts previously distributed to such Member or to contribute cash or other assets to the Company to restore or make up the negative amount of, or deficit in, such Member’s Capital Account.

ARTICLE XVII
WOODWARD WHOLE BUSINESS SALE

Section 17.01.     Prior Notice to GE of Woodward Whole Business Sale.  At least ten (10) Business Days prior to entering into a definitive agreement relating to a Woodward Sale, Woodward shall have provided to GE in writing (a) the identity of the potential acquirer, and (b) the material terms and conditions of such Woodward Sale (it being understood that each successive material amendment to the overall terms of such Woodward Sale shall trigger a new ten (10) Business Day period for Woodward to provide advance notice to GE under this clause (b)); provided,  however, that if GE or any of its Subsidiaries or Controlled Affiliates participates as a potential purchaser in any process involving or contemplating a Woodward Sale, Woodward’s obligations pursuant to item (b) of this Section 17.01 shall automatically terminate as it pertains to such process.

Section 17.02.     Woodward Sale Call Option.

(a)     Within twelve (12) months following the consummation of the Woodward Sale (the “Woodward Sale Closing”), GE may (but shall not be required to), in its sole discretion, elect to exercise a call option with respect to all, but not less than all, of the Membership Interests of the Members belonging to the Woodward Group (a “Woodward Sale Call Option”) for a purchase price equal to the Woodward Sale Call Option Purchase Price and cause the Members and the Company to take the actions set forth in Section 17.03(a) and Section 17.03(b).  To exercise the Woodward Sale Call Option, GE must deliver a notice of exercise (a “Woodward Sale Call Option Request”) to the Company and Woodward on or before the end of the Woodward Sale Call Option Period.  If GE delivers a timely Woodward Sale Call Option Request, the Members will determine, or cause to be determined, the FMV in accordance with Section 17.08.  If GE fails to deliver a Woodward Sale Call Option Request on or prior to the end of the Woodward Sale Call Option Period, the right to exercise the Woodward Sale Call Option will expire.

(b)     In the event of a timely exercise of the Woodward Sale Call Option, the closing of the purchase of the Called Interests (the “Woodward Sale Call Option Closing”) shall occur within ninety (90) days after the determination of the FMV in accordance with Section 17.08 (unless a later date shall be required under applicable Laws), at which time GE will deliver, by wire transfer of immediately available funds to an account designated by Woodward, the Woodward Sale Call Option Purchase Price, and the applicable Woodward Group Member shall deliver (and absent such delivery shall be deemed hereby to have delivered) to GE an assignment of all its right, title and interest in or to the Called Interests.  Notwithstanding any other provision herein to the contrary, no Woodward Sale Call Option

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Closing will occur (i) unless such Woodward Sale Call Option Closing is permitted under applicable Law and (ii) unless and until any and all necessary approvals, authorizations or clearances from governmental entities and unaffiliated Persons have been obtained, including any required clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals from any other competition authority.  The Members agree to cooperate, and to cause their Affiliates to cooperate, in the preparation and filing of any and all reports or other submissions required in connection with obtaining such approvals.

(c)     The purchase and sale of any Called Interests pursuant to the Woodward Sale Call Option shall be effected pursuant to an agreement which (i) shall not include any warranty or representation, except that the applicable Woodward Group Member shall represent (or hereby be deemed to represent) to GE that it is the owner of all the Called Interests and that such Called Interests are free and clear of all liens and encumbrances, (ii) shall, subject to Section 17.02(d), permit GE to place a portion of the Woodward Sale Call Option Purchase Price into escrow, subject to a customary escrow agreement, and permit GE, as GE incurs reasonable and substantiated Transition Costs after the Woodward Sale Call Option Closing, to draw 50% of such incurred Transition Costs from such escrowed amount and (iii) shall provide that Woodward shall reimburse GE for 50% of the amount of any such Transition Costs not otherwise paid to GE out of such escrowed amount.

(d)     The amount of the Woodward Sale Call Option Purchase Price that GE shall be entitled to place into escrow shall be [***] of the estimated Transition Costs [***]  to be incurred by GE after the Woodward Sale Call Option Closing, as reasonably estimated by GE and Woodward prior to the Woodward Sale Call Option Closing and provided for in a mutually agreed transition plan (the “Transition Plan”).  Such escrowed amount shall be held in escrow for the period of time specified in the Transition Plan (the “Escrow Period”), which period of time will be the period that GE and Woodward reasonably agree will be required for the transition to GE to occur.  GE and Woodward shall (i) review from time to time after the Woodward Sale Call Option Closing (but at least on an annual basis) the anticipated remaining Transition Costs to be incurred by GE and (ii) cause a portion of such escrowed amount to be released to Woodward to reflect any reductions to such anticipated Transition Costs reasonably agreed to by GE and Woodward. At the earlier of (A) the end of the Escrow Period and (B) the completion of the transition to GE in accordance with the Transition Plan, any remaining escrowed amounts shall be distributed to Woodward; provided that the portion of such escrowed amounts related to the contingent cost overages shall be released to Woodward on the [***] if and to the extent [***].  In the event that GE and Woodward do not agree on the estimate of Transition Costs, GE and Woodward shall mutually select an independent third party investment bank of national recognition and direct such investment bank to determine the Transition Costs within sixty (60) days of engagement of such investment bank.  GE and Woodward shall equally share the costs and expenses of such investment bank.  The determination of such investment bank shall be final and binding on GE and Woodward.  In the event that GE and Woodward do not agree on the Transition Plan or the release of any escrowed amount to Woodward in accordance with this Section 17.02(d), GE and Woodward shall engage a mutually agreeable third party with relevant industry experience to adjudicate such disagreement.  GE and Woodward shall equally share the costs and expenses of third party in connection with such adjudication.

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Section 17.03.     Required Actions for Woodward Sale Call Option.

(a)     Transition Support.  As soon as practical after receipt by the Company and Woodward of a Woodward Sale Call Option Request, GE, Woodward and the Company shall, to the extent necessary, except as otherwise provided herein, terminate and/or amend each Transaction Document (other than the Purchase and Sale Agreement, the Royalty Agreement and the IP Rights Agreement and with respect to this Agreement, subject to Section 16.01) or enter into new agreements, as applicable, effective as of the Woodward Sale Call Option Closing, pursuant to which:

(i)     Woodward shall continue to manufacture, supply and provide products and services to GE on the same terms as it provided such products and services to the Company pursuant to the Transaction Documents, until GE is able to establish an alternate provider or provide such products and services independently;

(ii)     Woodward shall provide other reasonable support as reasonably requested by GE to support to transition such products and services to GE; and

(iii)     appropriate protections and contractual arrangements will be established by Woodward and GE to ensure continued protection of any Intellectual Property or confidential information.

(b)     Manufacturing Transition Support.  As soon as practical after receipt by the Company and Woodward of a Woodward Sale Call Option Request, Woodward and GE will support, on an equal cost and expense basis, the establishment, in one location, of manufacturing capabilities to the extent necessary for the transition of the Company’s operations to GE with respect to the production of the then material Woodward LRUs, including incurring reasonable costs (as determined by GE and Woodward) related to property, plant, equipment and certification, in each case to the extent necessary for the transition of the production operations to GE with respect to the then material Woodward LRUs within the Company Scope and to the extent of Woodward’s then-current production volume with respect to such Woodward LRUs (such costs, collectively, the “Manufacturing Transition Costs”).  For the avoidance of doubt, Manufacturing Transition Costs include only those costs associated with enabling transition of capabilities to GE and do not include expenses by or on behalf of GE in connection with ongoing business operations, even if concurrent with any transition period.

(c)     Transition Costs.  Transition Costs will be borne equally by Woodward and GE, subject to Section 17.02(c) and Section 17.02(d), except to the extent the Members otherwise agree in writing that specified Transition Costs may be borne by the Company.  If any Transition Costs are to be paid by the Company, each of GE and Woodward shall make Capital Contributions necessary to enable the Company to pay for the establishment of manufacturing capabilities as described in this Section 17.03(b) and any assets purchased by the Company with such Capital Contributions shall be transferred to GE, with such transfer to be effective as of the Woodward Sale Call Option Closing.

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Section 17.04.     Supply Assurances.  In furtherance of Section 17.03(a), after a Woodward Sale Closing, [***] shall be deemed to have been amended to include the supply assurances set forth in Section 17.04(a) through Section 17.04(f) (collectively, the “Supply Assurances”).  These provisions will apply to any Affiliates of Woodward, including any ultimate parent of an acquiring entity of Woodward.  For purposes of this Agreement, the parts manufactured under the [***] are referred to as the “GE Parts”.  The Supply Assurances will commence upon the Woodward Sale Closing, and will apply only with respect to products shipped or activities occurring after the date of Woodward Sale Closing.  The Supply Assurances with respect to [***] will survive for a period ending on the date that is [***] following the Woodward Sale Closing.  The Supply Assurances with respect to the [***]will survive for a period ending on the earlier of (1) the date that is [***] following the Woodward Sale Closing and (2) if GE exercises the Woodward Sale Call Option, [***].

(a)     [***]

(b)     [***]

(c)     Staffing.  Woodward shall maintain staffing related to the GE Parts materially consistent with the staffing levels and practices prior to the date of the Woodward Sale Closing, taking into consideration demand requirements and positive effects of labor initiatives.

(d)     Performance during Dispute.  If there is a dispute between the parties to any Supply Agreement, Woodward and the Company, as applicable, shall continue to perform its obligations under such Supply Agreement during such dispute.

(e)     Confidential Information.  Woodward will establish any additional security controls as reasonably necessary to protect any confidential, technical, proprietary or other information of GE and the Company, as specified by GE.  [***]

(f)     Capacity and Investment.  For so long as Woodward remains obligated to supply GE Parts to GE, Woodward shall maintain at least as much production capacity for the GE Parts as it had immediately prior to the [***].

Section 17.05.     Waiver of Non-Solicit.  After a Woodward Sale Call Option Closing, Woodward shall be deemed to have waived compliance by GE of the non-solicit obligations of GE in Section 6.04(d), with such waiver to be effective from and after the Woodward Sale Call Option Closing.

Section 17.06.     Intellectual Property Treatment upon a Woodward Sale Call Option.

(a)      Notwithstanding the Woodward Sale Call Option Closing, the Woodward Background IP License Agreement shall continue in effect in accordance with its terms, including Section 8.06 (Assignment) thereof which, upon the Woodward Sale Call Option Closing, governs any changes to the license granted thereunder and provides for GE (as opposed to the Company) to become the licensee.

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(b)     With respect to any Intellectual Property of the Company that is licensed to Woodward (but not GE) pursuant to the JV Improvement IP Chart set forth in [appropriate cross reference to be inserted at closing], after a Woodward Sale Call Option Closing, such Intellectual Property shall be jointly owned, without the duty to account, by Woodward and the Company (it being understood that the Company may freely assign its joint ownership rights to GE) (each of Woodward and the Company (or GE in the case of an assignment to GE) for purposes of this Section 17.06(b), a “joint owner”); provided,  however, that neither joint owner shall be entitled to license to any third party such Intellectual Property without the prior written consent of the other joint owner (such consent not to be unreasonably withheld, conditioned or delayed).  In addition and subject to the foregoing, the joint owners shall cooperate in good faith regarding all matters relating to the prosecution, maintenance, defense and enforcement of such jointly owned Intellectual Property.

(c)     With respect to any Intellectual Property of the Company that is licensed to Woodward (other than Intellectual Property of the Company described in Section 17.06(b)), after a Woodward Sale Call Option Closing the licenses with respect to such Intellectual Property shall survive without any change to their respective terms and in accordance with the terms and conditions set forth in the agreement(s) pursuant to which Woodward is granted such license(s).

Section 17.07.     Continued Payment Obligations.  Neither the exercise or consummation of a Woodward Sale Call Option, nor any Liquidation of the Company following a Woodward Sale Call Option Closing, nor the termination of any Transaction Document pursuant to Section 17.03(a) shall affect Woodward’s rights to receive (a) the Woodward Annual Payment Amount pursuant to the Purchase and Sale Agreement, and (b) any Royalty pursuant to the Royalty Agreement.  The termination of this Agreement and/or any other Transaction Documents pursuant to Section 17.03(a) shall not relieve any Member of any obligations arising under this Agreement prior to any such termination or any party to any other Transaction Document of any obligations arising thereunder prior to any such termination.

Section 17.08.     Determination of Fair Market Value.  Whenever FMV is required to be determined pursuant to this Agreement, the following process shall apply:

(a)     Within ten (10) Business Days after receipt of the Woodward Sale Call Option Request, GE and Woodward shall mutually select an independent third party investment bank of national recognition (the “Initial Appraiser”) and direct the Initial Appraiser to determine the FMV within sixty (60) days of engagement of the Initial Appraiser (such determination, the “Initial Appraisal”).  GE and Woodward shall equally share the costs and expenses of the Initial Appraiser.  After receipt of the Initial Appraisal, in the event GE and Woodward, each in their sole discretion, accept in writing the Initial Appraisal, the Initial Appraisal shall be the FMV.

(b)     If within ten (10) Business Days after receipt of the Initial Appraisal, either GE or Woodward has not accepted the Initial Appraisal as contemplated by Section 17.08(a), then (i) GE shall select a third party investment bank of national recognition (other than the Initial Appraiser and the Woodward Appraiser) (the “GE Appraiser”) and direct

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the GE Appraiser to determine the FMV within thirty (30) days after such ten (10) Business Day period (such determination, the “GE Appraisal”) and (ii) Woodward shall select a third party investment bank of national recognition (other than the Initial Appraiser and the GE Appraiser) (the “Woodward Appraiser”) and direct the Woodward Appraiser to determine the FMV within thirty (30) days after such ten (10) Business Day period (such determination, the “Woodward Appraisal”).  GE shall pay the costs and expenses of the GE Appraiser and Woodward shall pay the costs and expenses of the Woodward Appraiser.  If the GE Appraisal and the Woodward Appraisal are within ten percent (10%) of one another, the FMV shall be the average of the GE Appraisal and the Woodward Appraisal.

(c)     If the GE Appraisal and the Woodward Appraisal differ by more than ten percent (10%), within ten (10) Business Days after receipt of the GE Appraisal and the Woodward Appraisal, the GE Appraiser and the Woodward Appraiser shall mutually select an independent third party investment bank of national recognition (other than the Initial Appraiser, the GE Appraiser and the Woodward Appraiser) (the “Final Appraiser”) and direct the Final Appraiser to determine the FMV within sixty (60) days after such ten (10) Business Day period (such determination, the “Final Appraisal” and together with the Initial Appraisal, the GE Appraisal and the Woodward Appraisal, the “Appraisals”).  GE and Woodward shall equally share the costs and expenses of the Final Appraiser.  After receipt of the Final Appraisal, in the event GE and Woodward, each in their sole discretion, accept in writing the Final Appraisal, the Final Appraisal shall be the FMV.

(d)     If within ten (10) Business Days after receipt of the Final Appraisal, either GE or Woodward has not accepted the Final Appraisal as contemplated by Section 17.08(c), the lowest and the highest of the Appraisals shall be disregarded and the FMV shall be the average of the remaining two Appraisals.

Section 17.09.     General.  For purposes of this Article XVII, all references to “Woodward” shall be deemed references to (a) the acquirer of Woodward (or Woodward’s Aircraft Turbine Systems business unit or aerospace fuel systems business) in a Woodward Sale or (b) the successor-in-interest to Woodward (including, in the case of a merger or consolidation, the Surviving Entity) in a Woodward Sale.

ARTICLE XVIII
CONFIDENTIALITY, PUBLICITY AND OWNERSHIP OF INFORMATION

Section 18.01.     Confidentiality.

(a)     Each Member shall, and shall cause its Affiliates and any officers, directors, managers, employees, agents and representatives of it or its Affiliates (“Member Representatives”) to, keep confidential and not to reveal, to any other Person (other than on a “need to know” basis, to the Company or its directors, managers, officers and employees, to any of its Member Representatives (each of whom shall be subject to the confidentiality obligations set forth herein), or to the other Members or such other Members’ Affiliates), any confidential or proprietary documents or other confidential or proprietary information of the Company provided pursuant to or in connection with any of the Transaction Documents or that comes to the

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knowledge of such Member or its Member Representatives by reason of the relationship of such Member or Member Representative with the Company (“Confidential Information”).

(b)     Notwithstanding the foregoing, the obligations set forth in Section 18.01(a) shall not apply to Confidential Information that such Person (i) is required to disclose under any applicable Laws (provided that in the event disclosure is required by applicable Laws, such Person shall, to the extent reasonably possible, (A) provide the Member from whom or from whose Affiliates such information is obtained with prompt notice of such requirement prior to making any disclosure so that such other Member or any of its Affiliates may seek an appropriate protective order and (B) provide the minimum disclosure of such Confidential Information as is practicable under the circumstances and seek to obtain confidential treatment of such disclosed information) or (ii) uses for purposes of enforcing any rights under this Agreement or under any other Transaction Document.

(c)     “Confidential Information” does not include, and there shall be no obligations hereunder with respect to, information that (a) at the time of disclosure is generally available to the public (other than as a result of a disclosure by such Member or its Member Representatives in breach of this Section 18.01) or (b) was, is or becomes available to such Person on a non-confidential basis from a source that is not prohibited from disclosing such Confidential Information to such Person.  Nothing in this Section 18.01 shall preclude any Member or its Affiliates from disclosing Confidential Information to appropriate Governmental Authorities to the extent required by applicable Laws or applicable stock exchange regulations; provided, that the Members shall cooperate as to the timing and contents of any such disclosure and the disclosing Member shall exercise its reasonable efforts to preserve the confidentiality of the information included in such disclosure as reasonably requested by the other Members, including seeking confidential treatment of such information.

(d)     Notwithstanding anything to the contrary herein, each Member agrees that such Member and its Member Representatives shall not use any of the Confidential Information for any reason or purpose other than (i) in connection with the business of the Company or as contemplated by any of the Transaction Documents or performing obligations or enforcing rights hereunder or thereunder or (ii) in any manner reasonably connected to its investment in the Company.

Section 18.02.     Press Releases; Public Announcements.

(a)     Except as provided in Section 18.02(b), no press release or other public statement or announcement with respect to this Agreement or any of the other Transaction Documents or the terms hereof or thereof or the transactions contemplated hereby or thereby shall be issued by any Member or any of its Member Representatives and (except as may be required by applicable Laws or applicable stock exchange regulation) none of them shall disclose this Agreement or any of the other Transaction Documents or the terms hereof or thereof or the transactions contemplated hereby or thereby to any Person (other than their Member Representatives; provided that the disclosing Person shall be responsible for compliance by such Member Representatives with the terms of this provision), in each case without the prior written consent of Woodward, in the case of GE, and GE, in the case of a Member belonging to the

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Woodward Group, and the Members shall cooperate as to the timing and contents of any such press release, public announcement or disclosure.  The foregoing shall not prohibit any press release or other public statement or announcement (or any other disclosure) of information that was (or was in substance) previously disclosed in a previously agreed upon public statement or announcement or is otherwise in the public domain other than as a result of a breach of this provision by a disclosing Member or any of its Affiliates and shall not preclude any Member or its Member Representatives from disclosing this Agreement or any of the other Transaction Documents or the terms hereof or thereof or the transactions contemplated hereby or thereby to appropriate Governmental Authorities to the extent required by applicable Laws or applicable stock exchange regulation; provided that, except as provided in Section 18.02(b), the Members shall cooperate as to the timing and contents of any such disclosure and the disclosing Member shall exercise its reasonable efforts to preserve the confidentiality of the information included in such disclosure as reasonably requested by the other Member, including seeking confidential treatment of such information.

(b)     The Members hereby acknowledge and agree that Woodward may disclose the entry into, and a summary description of, this Agreement and one or more of the other Transaction Documents on a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) after the date this Agreement or such other Transaction Documents, as the case may be, are executed and delivered by the Members, and to file this Agreement or such other Transaction Documents, as the case may be, with the SEC as an exhibit to the Form 8-K or a subsequently filed periodic report, subject to the Member’s agreement to cooperate as to the timing and contents of such disclosure set forth in Section 18.02(a).  In addition, the Members hereby acknowledge and agree that Woodward and GE may from time to time disclose in their respective filings with the SEC information regarding the financial condition and results of operations of the Company, including information regarding the profits and losses of the Company attributable to, distributions received by, and tax impact on, the Woodward Members or GE, as the case may be, arising out of their respective interests in the Company, as well as the impact of the Company’s business on their respective businesses, financial condition and results of operations, in which case no prior notice to, or consent of, GE (in the case of disclosure by Woodward) or Woodward (in the case of disclosure by GE) will be required, provided that any disclosure of material terms of this Agreement or any other Transaction Document that was not (or was not in substance) previously disclosed shall be subject to the Member’s agreement to cooperate as to the timing and contents of such disclosure set forth in Section 18.02(a).

(c)     Notwithstanding anything to the contrary, if at any time this Agreement has not been publicly made available, Woodward shall be entitled to provide any potential acquiror of Woodward (or any assets of Woodward) with the terms set forth in Article XVII provided that such potential acquiror signs a customary confidentiality agreement prior to receiving such copy.

ARTICLE XIX
COMPLIANCE

Section 19.01.     Company Code of Conduct.

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(a)     Annex J sets forth the internal control policies and procedures to maintain, monitor and enforce the Company’s compliance with all applicable Laws and to manage the significant risks to which the Company is exposed (the “Company Code of Conduct”).

(b)     The Members will initially designate the Finance Manager as chief compliance officer responsible, with support from the Board, for overseeing the Company’s implementation of the Company Code of Conduct, including provisions of this Article XIX (the “Chief Compliance Officer”).  The Chief Compliance Officer shall not be required to be a separate position or a Secondee, and may be an employee of GE or of a Member belonging to the Woodward Group.  The initial Chief Compliance Officer and any replacements or successors thereof shall serve subject to his or her removal (with or without cause) by the Board, termination (with or without cause) by the Board, resignation, death, retirement or disability.  In the event of any vacancies in the Chief Compliance Officer position, the Board shall nominate and appoint replacements.  The Chief Compliance Officer shall report directly to the Board on all matters related to compliance.  The Chief Compliance Officer shall report to the Board on the state of the Company Code of Conduct quarterly (or at such other times as determined by the Board).

(c)     The Company Code of Conduct shall include the following elements:  (i) an internal audit and review function which shall review and audit the Company’s compliance with the Company Code of Conduct and applicable Laws on an annual basis; (ii) a system for allowing for the Secondees, Directors and third parties to raise concerns regarding the Company’s compliance with applicable Laws or the Company Code of Conduct which shall include a means for the Secondees to report compliance concerns either to an ombudsman, to the Chief Compliance Officer or directly to the Board and to report anonymously on such matters; (iii) an annual risk assessment process for assessing the effectiveness of the Company Code of Conduct, identifying significant compliance risks to the Company, and establishing abatement plans with respect thereto; (iv) regular training for all of the Secondees, Directors and Officers regarding compliance with the Company Code of Conduct; (v) regular communications from the Board, the Chief Compliance Officer and other Officers to Secondees regarding the Company Code of Conduct and the Company’s compliance with applicable Laws; and (vi) applicable policies and procedures of the Company in addition to the Company’s Code of Conduct.

Section 19.02.     Notice of Compliance Events.  The Company shall provide prompt written notice to each of the Members of any compliance event reasonably likely to materially adversely impact the Company’s operations, including:  (a) notices of violations of Law or the Company Code of Conduct; (b) fines or assessments; (c) citations; (d) Proceedings; (e) written complaints or administrative actions alleging violations of Law; (f) serious personal injury or property damage; or (g) conditions which may cause the Company to operate in non-compliance with the Company Code of Conduct or applicable Law.

Section 19.03.     No Forced Labor.  The Company shall not, and shall use commercially reasonable efforts to ensure that its suppliers and its subcontractors shall not, use child or prison labor in connection with their operations.

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Section 19.04.     Technology and IP Protections.  Each of the Members and the Company shall comply with the principles with respect to technology and Intellectual Property set forth on Annex K, and, to the extent necessary, implement policies and procedures in connection therewith.

ARTICLE XX
GENERAL PROVISIONS

Section 20.01.     Damages.  Except as set forth herein, in no event shall the Company or any Member in its capacity as a Member be liable for any indirect, incidental, consequential, exemplary, special or punitive damages, losses or expenses, including lost or anticipated revenues or profits, business interruption, diminution in value or injury to goodwill or reputation arising out of or relating to this Agreement, whether such liability is asserted on the basis of contract (including any breach or termination of this Agreement), tort (including negligence or strict liability), or otherwise, even if the Company, the Members or any or all of them have been warned of the possibility of any such damages, losses or expenses in advance, other than any such damages required to be paid by the Company, a Member or an Affiliate of any of them to any third party arising out of a Proceeding by such third party with respect to this Agreement or the transactions contemplated hereby.

Section 20.02.     Successors and Assigns; Third Party Beneficiaries.  This Agreement shall be binding on and shall inure to the benefit of the Members and their respective successors and permitted assigns.  Except as otherwise provided in Article XIV, (a) none of the Members may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior written consent of the Other Member or Member Group or in connection with a Transfer of Membership Interests in compliance with Article XIV and (b) any such purported assignment, transfer, hypothecation or other conveyance by any party hereto without the prior written consent of the Other Member or Member Group shall be void.  The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Members with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement.

Section 20.03.     Complete Agreement.  This Agreement (including the Annexes and Schedules hereto) and the other Transaction Documents constitute the complete agreement among the Members with respect to the subject matter hereof and thereof.

Section 20.04.     Amendments and Modifications.  No amendment, modification or variation of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Members.

Section 20.05.     Conflict between Transaction Documents.  If there is any express conflict between the terms and conditions of this Agreement and the terms and conditions of any other Transaction Document, the terms and conditions of such other Transaction Document shall govern to the extent of such conflict.

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Section 20.06.     No Waiver.  The failure of any party hereto, at any time or times, to require strict performance by the other party hereto of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith.  Any suspension or waiver of any provision of this Agreement shall not suspend, waive or affect any other provision of this Agreement whether the same is prior or subsequent thereto.  None of the undertakings, agreements and covenants of any party hereto contained in or contemplated by any other provision of this Agreement shall be deemed to have been suspended or waived by any other party hereto, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of such party and directed to any other party hereto specifying such suspension or waiver.

Section 20.07.     Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 20.08.     GOVERNING LAW.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 20.09.     Consent to Jurisdiction.  Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including the meaning of its provisions, or the proper performance of any of its terms by any Member, or its breach, termination or invalidity, shall be subject to the exclusive jurisdiction of the courts of the State of Delaware sitting in the City of Wilmington or of the Federal courts sitting therein.  Each of the Members hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any Member anywhere in the world, whether within or without the jurisdiction of any such court.

Section 20.10.     Fees and Expenses.  Unless otherwise expressly provided herein, each Member shall bear its own fees and expenses incurred in connection with the matters described herein, including fees and expenses of financial, legal and accounting advisors and other outside consultants, except as may otherwise be agreed by the Members in the case of expenses that would otherwise be properly allocated to the Company.  All third-party expenses of the Company, including with respect to its formation and all ongoing fees and expenses, shall be paid by the Company.

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Section 20.11.     Notices.  Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any party hereto by any other party hereto, or whenever any of the Members desires to give or serve upon any other party hereto any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and five (5) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) two (2) Business Days after deposit with a Courier with all charges prepaid or (c) when delivered, if hand-delivered by messenger, or (d) on the date sent by facsimile (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, all of which shall be addressed to the party to be notified and sent to the address set forth in Annex B or to such other address as may be substituted by notice given as herein provided.

Section 20.12.     Counterparts.  This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.  Delivery of such an executed counterpart electronically (including by email or facsimile) shall be an original, with the same effect as delivery of such an executed counterpart in person.

Section 20.13.     WAIVER OF JURY TRIAL.  THE MEMBERS WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN ANY MEMBERS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS AGREEMENT.

Section 20.14.     No Strict Construction.  The Members have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Members and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

Section 20.15.     Headings.  The descriptive headings of the several Articles and Sections and the Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the Members.

Section 20.16.     No Recourse.  Each of the Members agree that the duties, obligations and liabilities of each Member arising under or related to this Agreement shall solely be the duties, obligations and liabilities of such Member, and no past, present or future Affiliate, member, stockholder, partner, manager, director, officer, employee, representative or agent shall have any liability for any obligations or liabilities of the Members under this Agreement of or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

Section 20.17.     Specific Performance.  Each Member acknowledges and agrees that a breach of this Agreement (including a breach of Section 6.04) may give rise to irreparable harm

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for which monetary damages would not be an adequate remedy.  Each Member accordingly agrees that, notwithstanding the provisions of Section 8.01, only for the purpose of seeking relief under this Section 20.17 and without waiving any remedy under this Agreement or any other Transaction Document, each Member shall be entitled to seek to enforce the terms of this Agreement by decree of specific performance to obtain injunctive relief against any breach or threatened breach of this Agreement (“Injunctive Relief”).  The Members further consent to the giving of any interim and conservatory relief by a court of competent jurisdiction pursuant to Section 20.09 (including any temporary or permanent Injunctive Relief), including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order, award or judgment which may be made or given in any such Proceeding.  Each Member waives any objection that it may have to any such courts on the grounds of inconvenient forum.  The Members agree to abide by and perform any order, award or judgment with respect to Injunctive Relief issued in any Proceeding pursuant to this Section 20.17.

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IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

MEMBERS:

WOODWARD, INC.

By:
Name:
Title:

[WOODWARD AFFILIATE]
[WOODWARD AFFILIATE]

By: Woodward, Inc., its managing member

By:
Name:
Title:

GENERAL ELECTRIC COMPANY
acting by and through GE Aviation

By:
Name:
Title:

[Signature Page to Amended and Restated Limited Liability Company Agreement
of [Joint Venture Company]]

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ANNEX A

Definitions

For the purposes of this Agreement, the following terms shall have the following meanings:

“Act” has the meaning set forth in Section 2.01(a).

“Additional Fundings” has the meaning set forth in Section 4.02(b).

“Adjusted Capital Account Deficit” means, with respect to any Member, a deficit balance in such Member’s Capital Account as of the end of the relevant Taxable Year, after giving effect to the following adjustments:

(a)Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704 2(i)(5); and

(b)Debit from such Capital Account the items described in Treasury Regulations Sections 1.704-l(b)(2)(ii)(d)(4), 1.704 1(b)(2)(ii)(d)(5) and 1.704 1(b)(2)(ii)(d)(6).

The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Treasury Regulations Section 1.704 1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjustment” has the meaning set forth in Section 13.05(c).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with, such Person; provided,  however, that (a) with respect to the Company and its Subsidiaries, “Affiliates” shall be deemed to expressly exclude GE, Woodward and Woodward Affiliate and each of their Affiliates, (b) with respect to Woodward and Woodward Affiliate and their respective Subsidiaries, “Affiliates” shall be deemed to expressly exclude the Company and its Subsidiaries, and (c) with respect to GE and its Subsidiaries, “Affiliates” shall be deemed to expressly exclude the Company and its Subsidiaries.

“Agreement” has the meaning set forth in the Preamble.

“Ancillary Documents Agreement” means the Ancillary Documents Agreement, dated as May 20, 2015, by and between GE and Woodward.

“Annual Business Plan” for any Fiscal Year means the business plan of the Company for such Fiscal Year and the following four (4) Fiscal Years approved in accordance with the provisions of Section 5.07(i) and Section 5.10, which business plan shall include a Budget, the timing and amounts of any contemplated Additional Fundings and target metrics for the

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Company so that the Company is competitive with respect to productivity, quality, technology, qualification cost, pricing, delivery timing, delinquency rate and safety.

“Appraisals” has the meaning set forth in Section 17.08(c).

“Asset Fair Market Value” means, with respect to any asset, the cash price that would be paid in an arm’s length sale by a willing buyer, under no compulsion to buy, to a willing seller, under no compulsion to sell, unreduced by any liabilities secured by such asset or assumed by any party in connection therewith, as determined by Unanimous Board Approval.

“Board” has the meaning set forth in Section 5.01.

“Board Deadlock” has the meaning set forth in Section 5.09(a).

“Book Item” has the meaning set forth in Section 13.05(a).

“Budget” for any Fiscal Year, means an operating budget of the Company for such Fiscal Year setting forth the budgeted revenues, costs and expenses, including capital expenditures, of the Company for such Fiscal Year.

“Business Day” means each day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Law to close.

“Business Unit Sale” shall mean: (a) with respect to GE, a sale or transfer by GE of all or substantially all of GE Aviation, whether structured as an asset sale, stock sale, merger or otherwise and (b) with respect to Woodward, a sale or transfer of all or substantially all of its Aircraft Turbine Systems business unit or its aerospace fuel systems business, whether structured as an asset sale, stock sale, merger or otherwise; provided that a “Business Unit Sale” shall not be deemed to have occurred if such a sale or transfer results directly or indirectly from a merger or consolidation that would constitute a “Change of Control” but for the proviso of the definition of “Change of Control”.

“Called Interests” means any Membership Interests that are subject to an exercise of a Termination Event Call Option or a Woodward Sale Call Option.

“Capital Account” means, with respect to any Member, the Capital Account maintained for such Member in accordance with the following provisions:

(a)To each Member’s Capital Account, there shall be credited such Member’s Capital Contributions, such Member’s distributive share of Net Income (or items of income or gain) allocated pursuant to Section 13.02 or any item in the nature of income or gain which is specially allocated pursuant to Sections 13.03 and 13.04 and the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member;

(b)From each Member’s Capital Account, there shall be debited the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any

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provision of this Agreement, such Member’s distributive share of Net Loss (or items of expense or loss) allocated pursuant to Section 13.02 or any item in the nature of expense or loss which is specially allocated pursuant to Sections 13.03 and 13.04 and the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company;

(c)If all or a portion of a Membership Interest is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the transferred Membership Interest; and

(d)In determining the amount of any liability for purposes of subparagraphs (a) and (b), there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and the Treasury Regulations.

Notwithstanding anything in the foregoing to the contrary, each Member’s Capital Account (as of the Closing Date and after giving effect to all of the transactions contemplated by this Agreement, the Woodward Contribution Agreement, the GE Contribution Agreement, the Purchase and Sale Agreement and the Master Agreement) shall be the amounts set forth in Annex D.  The foregoing provision and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704 1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

“Capital Contribution” means any cash (other than a Capital Loan), property, services rendered or other obligation to contribute cash or property or to perform services contributed to the Company by any Member (or its predecessor in interest) as provided in Article IV.

“Capital Loan” has the meaning set forth in Section 4.05(a).

“Capital Markets Activity” means any activity undertaken in connection with efforts by any Person to raise for or on behalf of any Person capital from any public or private source.

“Certificate of Formation” has the meaning set forth in the Recitals.

“Change of Control” shall mean, with respect to any Person:  (a) any transaction or series of transactions, that would result in, directly or indirectly (i) the acquisition of de facto control of that Person by a third Person or group (as defined in Section 13(d) of the Securities Exchange Act of 1934), including the power to direct or cause the direction of the management or policies of such Person, or the exercise of negative control through the right to approve or reject decisions on material items, whether direct or indirect and whether through the ownership of securities or ownership interest or by contract, trust or otherwise, or (ii) any third Person (or group of Persons) owning or holding all or substantially all of the assets of such Person determined on a fair market value basis of the assets of such Person; or (b) a merger, consolidation, recapitalization or sale of equity interests of such Person by such Person or the holders of its equity interests to a third Person (or group of Persons), or similar transaction or series of transactions, in each case that results in any third Person (or group of Persons) owning, directly or indirectly, (i) more than 50% of any class of securities of such Person (or the

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surviving or resulting entity of such merger or consolidation or, if such Person or surviving or resulting entity is a direct or indirect wholly owned Subsidiary of an ultimate parent entity, such ultimate parent entity) (the “Surviving Entity”) or (ii) more than 40% of any class of securities of the Surviving Entity, together with the right to elect or appoint 33% or more of the board of directors or similar governing body of the Surviving Entity (such board or similar governing body, the “Surviving Board”); provided that a “Change of Control” shall not be deemed to have occurred under clauses (a) or (b) above with respect to any merger or consolidation in which (A) all or a subset of the directors (or similar Persons) of such Person immediately prior to the consummation of such merger or consolidation constitute at least two-thirds of the Surviving Board immediately after such merger or consolidation, (B) all or a subset of the executive officers of such Person, including the Chief Executive Officer, immediately prior to the consummation of such merger or consolidation constitute at least two-thirds of the executive officers of the Surviving Entity immediately after such merger or consolidation, (C) immediately after such merger or consolidation no third Person or group (as defined in Section 13(d) of the Securities Exchange Act of 1934) holds, directly or indirectly, voting securities of the Surviving Entity representing a majority of the voting power of the Surviving Entity and (D) the holders of voting securities of such Person (or, if such Person is a direct or indirect wholly owned Subsidiary of an ultimate parent entity, the ultimate parent entity of such Person) immediately prior to the merger or consolidation represent more than 33% of the voting power of the Surviving Entity immediately after such merger or consolidation.

“Chief Compliance Officer” has the meaning set forth in Section 19.01(a).

“Claim” means all rights to causes of action, claims, demands, rights and privileges against third parties, whether liquidated or unliquidated, fixed or contingent, choate or inchoate.

“Closing Date” has the meaning set forth in the Preamble.

“Code” means the Internal Revenue Code of 1986.  To the extent that reference is made to any particular section of the Code, such reference shall be to any corresponding provisions of any successor statute or Law.

“Company” has the meaning set forth in the Preamble.

“Company Accounting Methodology” means GAAP and the selection of policy alternatives under GAAP of Woodward and the related accounting practices of Woodward.

“Company Auditor” has the meaning set forth in Section 12.02.

“Company Code of Conduct” has the meaning set forth in Section 19.01(a).

“Company Minimum Gain” has the same meaning as the term “partnership minimum gain” set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Company Purpose” has the meaning set forth in Section 3.01(a).

“Company Scope” has the meaning set forth in Section 3.01(b).

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Company Scope Program” means all of the engines programs of GE (and GE’s Subsidiaries and Controlled Affiliates) that are within the Company Scope, including, for the avoidance of doubt, any Future Programs, and, excluding, for the avoidance of doubt, all non-aviation engines (for example, industrial derivatives of aviation engines).

“Company Supply Agreement” means the Supply Agreement, dated as of the Closing Date, by and between GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Confidential Information” has the meaning set forth in Section 18.01(a) and Section 18.01(c).

“Confidentiality Agreement” means the Confidentiality Agreement, dated as of October 28, 2015, by and between GE and Woodward, as the same has been and may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Control” (including, with correlative meanings, the terms “Controlling,” “Controlled by” or “under common Control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Courier” means a nationally recognized overnight courier.

“Covered Person” has the meaning set forth in Section 10.01.

“Damages” means any losses, liabilities, claims, damages, fines, penalties, assessments by public agencies, settlements, costs or expenses (including reasonable costs of investigation and defense and reasonable attorneys’ fees).

“Default Recovery Activities” means the exercise of any rights or remedies in connection with any Capital Markets Activity, Financing Activity, Insurance, Leasing Activity, Other Financial Services Activity or Securities Activity (whether such rights or remedies arise under any agreement relating to such activity, under applicable Law or otherwise), including any foreclosure, realization or repossession or ownership of any collateral, business, assets or other security for any Financing Activity (including the equity in any entity or business), Insurance or Other Financial Services Activity or any property subject to Leasing Activity.

“De Minimis Investment” means, with respect to a Person, any minority equity investment of such Person or any of its Affiliates in any other Person (a) in which the investing Person and its Affiliates collectively hold not more than [***] of the outstanding voting securities or similar equity interests, to the extent such equity interests do not give the investing Person and its Affiliates the right to designate a majority, or such higher amount constituting a Controlling number, of the members of the board of directors (or similar governing body) of such entity, and (b) in which the aggregate annual revenue from the competing portion of the business of the Person in which the minority equity is held is less than [***], in each case where

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

the investing Person and its Affiliates do not have an active role in the management of the day-to-day operations of the business conducted by such entity.

“Deadlock” has the meaning set forth in Section 8.01(b).

“Defaulting Member or Member Group” has the meaning set forth in Section 4.05(a).

“Depreciation” means, for each Taxable Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Taxable Year, except that (a) with respect to any asset the Gross Asset Value of which differs from its adjusted tax basis for federal income tax purposes at the beginning of such Taxable Year and which difference is being eliminated by use of the “remedial allocation method” as defined by Section 1.704-3(d) of the Treasury Regulations, Depreciation for such Taxable Year shall be the amount of book basis recovered for such Taxable Year under the rules prescribed by Section 1.704-3(d)(2) of the Treasury Regulations, and (b) with respect to any other asset the Gross Asset Value of which differs from its adjusted tax basis for federal income tax purposes at the beginning of such Taxable Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Taxable Year bears to such beginning adjusted tax basis; provided,  however, that in the case of clause (b) above, if the adjusted tax basis for federal income tax purposes of an asset at the beginning of such Taxable Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board.

“Depreciation Recapture” has the meaning set forth in Section 13.05(a)(i)(B).

“Designated Return Preparer” has the meaning set forth in Section 12.05(c).

“Director” has the meaning set forth in Section 5.01.

“Dispute” has the meaning set forth in Section 8.01(a).

“Drawdown Time” has the meaning set forth in Section 4.04.

“Encumbrance” means, with respect to any asset, any lien, mortgage, pledge, hypothecation, right of others, Claim, security interest, encumbrance, lease, sublease, license, interest, option, charge or other restriction or limitation of any nature whatsoever in respect of such asset.

“Engineering Committee” has the meaning set forth in Section 5.12(a).

“Equity Interest” means all shares, options, warrants, general or limited partnership interests, membership interests, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11 1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“ESA” means the Engineering Services Agreement, dated as of the Closing Date, by and among Woodward, GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Escrow Period” has the meaning set forth in Section 17.02(d).

“Exchange Act” means the Securities Exchange Act of 1934.

[***]

“Existing Business Activities” means any of the following activities: [***].

“Final Appraisal” has the meaning set forth in Section 17.08(c).

“Final Appraiser” has the meaning set forth in Section 17.08(c).

“Finance Manager” has the meaning set forth in Section 5.02(b)(ii).

“Financial Services Business” means any activities undertaken principally in connection with or principally in furtherance of any (a) Capital Markets Activity, (b) Financing Activity, (c) Leasing Activity, (d) Default Recovery Activities and Remarketing Activities, (e) Other Financial Services Activities, (f) any Securities Activity or (g) sale of Insurance, conduct of any Insurance brokerage activities or services or provision of Insurance advisory services, business processes or software.  Financial Services Business also includes any investment or ownership interest in a Person through an employee benefit or pension plan.

“Financing Activity” means the making, entering into, purchase of, or participation in (including syndication or servicing activities) (a) secured or unsecured loans, conditional sales agreements, debt instruments or transactions of a similar nature or for similar purposes, (b) non-voting preferred equity investments and (c) investments as a limited partner in a partnership or as a member of a limited liability company provided such partnership or limited liability company is Controlled by a Person(s) other than GE or any Affiliate of GE.

“First Escalation” has the meaning set forth in Section 8.01(b).

“Fiscal Year” means each consecutive twelve (12) month period ending on September 30th of any year.

“FMV” means, with respect to the Company and as of any date, the fair market value of the Company on a going concern basis (i.e., without regard to any potential future Liquidation of the Company after such date), taking into consideration, without duplication, the economic value of all tangible and intangible assets, arrangements and rights of the Company (including contractual and Intellectual Property rights) and other customary factors; provided,  however, that FMV (a) shall not take into consideration the value of any assets purchased by any Person in connection with any Transition Costs; and (b) shall assume, notwithstanding the foregoing, that the Company has full and free access to any such assets purchased in connection with any

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Transition Costs in connection with its operation as a going concern, whether or not such assets are owned by the Company.

“Fuel System” has the meaning set forth in Annex C.

“Funding Deadlock” has the meaning set forth in Section 8.01(c).

“Future LRU” has the meaning set forth in the Company Supply Agreement.

“Future Program” means any future engine program included after the Closing Date in the Company Scope (including any such program approved by the Members for inclusion in the Company Scope pursuant to Section 5.07(g)(ii)).

“GAAP” means generally accepted accounting principles in the United States.

“GE” has the meaning set forth in the Preamble.

“GE Appraisal” has the meaning set forth in Section 17.08(b).

“GE Appraiser” has the meaning set forth in Section 17.08(b).

“GE ASA” means the Administrative Services Agreement, dated as of the Closing Date, by and between GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“GE After-Acquired Business” has the meaning set forth in Section 6.04(a)(ii).

“GE After-Acquired Company” has the meaning set forth in Section 6.04(a)(ii).

“GE Aviation” means the GE Aviation business unit of GE.

“GE Background IP License Agreement” means the Intellectual Property License Agreement, dated as of the Closing Date, by and among GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“GE Contribution Agreement” has the meaning set forth in the Recitals.

“GE Directors” has the meaning set forth in Section 5.03(b).

“GE Parts” has the meaning set forth in Section 17.04.

“GE Secondment Agreement” means the Secondment Agreement, dated as of the Closing Date, by and among GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“GE’s Purchase” has the meaning set forth in the Recitals.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“General Manager” has the meaning set forth in Section 5.02(b)(i).

“Governmental Authority” means any United States or non-United States federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

“Gross Asset Value” means, with respect to any asset, such asset’s adjusted basis for federal income tax purposes, except as follows:  (a) the Gross Asset Value of any asset contributed by a Member to the Company is the gross Asset Fair Market Value of such asset as determined by the Board at the time of contribution; (b) the Gross Asset Value of all Company assets shall be adjusted to equal their respective gross Asset Fair Market Values, as determined by the Board, as of the following times: (i) the acquisition of any additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution or the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a Member capacity or by a new Member acting in a Member capacity or in anticipation of becoming a Member; (ii) the distribution by the Company to the Member of more than a de minimis amount of property as consideration for an interest in the Company; and (iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704‑1(b)(2)(ii)(g); provided,  however, that the adjustments pursuant to clauses (a) and (b) of this paragraph (b) shall be made unless the Members determine by Unanimous Member Approval that such adjustments are not necessary or appropriate to reflect the relative economic interests of the Members in the Company; and (c) the Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross Asset Fair Market Value of such asset on the date of distribution as determined by the Board.  If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to clause (a) or (b) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income or Net Loss.

“Indemnified Person” has the meaning set forth in Section 10.03.

“Initial Appraisal” has the meaning set forth in Section 17.08(a).

“Initial Appraiser” has the meaning set forth in Section 17.08(a).

“Initial Business Plan” means the business plan of the Company for the first ten (10) complete Fiscal Years following the date hereof, which business plan includes a Budget, the timing and amounts of any contemplated Additional Fundings, terms upon which Woodward will provide specified services to the Company, an initial employee organizational chart and operational metrics targets for the Company so that the Company is competitive with respect to productivity, quality, technology, qualification cost, pricing, delivery timing, delinquency rate and safety.  The Initial Business Plan of the Company is set forth in Annex G and is deemed approved by the Board and Members for all purposes.

“Initial Capital Contributions” has the meaning set forth in Section 4.01(b).

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Initial LLC Agreement” has the meaning set forth in the Recitals.

“Initial Woodward Contributions” has the meaning set forth in Section 4.01(a).

“Injunctive Relief” has the meaning set forth in Section 20.17.

“Insurance” means any product or service determined to constitute insurance, assurance or reinsurance by the Laws in effect in any jurisdiction in which the restriction set forth in Section 6.04(a) applies.

“Intellectual Property” has the meaning set forth in the Woodward Background IP License Agreement.

“IP Rights Agreement” means the IP Rights Agreement, dated as of the Closing Date, by and between Woodward, GE and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Law” means, with respect to any Person, any federal, state, local or foreign statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Authority applicable to such Person or any of its Affiliates or any of their respective properties, assets, officers, directors, managers (in the case of a limited liability company), employees, consultants or agents.

[***]

“Leasing Activity” means the rental, leasing, or financing under operating leases, finance leases or hire purchase or rental agreements, of property, whether real, personal, tangible or intangible.

“Liability” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, asserted or unasserted, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, absolute, contingent, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.

“LIBOR Rate” means the London interbank offered rate administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for a period equal to three months as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate.

“Liquidation” means the dissolution and winding up of the Company, or of such of the Company’s Subsidiaries the assets of which constitute all or substantially all the assets of the business of the Company and its Subsidiaries taken as a whole.  The term “Liquidate” shall have an analogous meaning.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“LRU Configuration” shall mean the configuration of the LRU, but not the location and configuration of the LRU within the engine.

“LRUs” means (a) the line replaceable units that are part of the Fuel System, (b) such other line replaceable units expressly included in Company Scope, including, for the avoidance of doubt, under any Future Programs, and (c) any additional line replaceable units as otherwise expressly agreed by the Members.

“Manufacturing Transition Costs” has the meaning set forth in Section 17.03(b).

“Master Agreement” means the Master Agreement, dated as of May 20, 2015, by and between Woodward and GE, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Material Investment” has the meaning set forth in Section 5.10(e).

“Member Deadlock” has the meaning set forth in Section 5.09(b).

“Member Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” set forth in Treasury Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if the Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” set forth in Treasury Regulations Sections 1.704-2(i)(1) and 1.704‑2(i)(2).

“Member Representatives” has the meaning set forth in Section 18.01(a).

“Members” means the Persons listed in Annex B and any additional Person that is admitted to the Company as a member of the Company after the date hereof in accordance with this Agreement and is listed as a Member from time to time in the books and records of the Company.

“Membership Interest” means the entire limited liability company interest (within the meaning of Section 18-701 of the Act) in the Company of a Member at any particular time, and shall include the rights of such Member to any and all benefits to which a Member may be entitled as provided in this Agreement and the Act, including such Member’s share of the profits and losses of the Company, the right to receive distributions from the Company and, subject to the terms of this Agreement, the right to vote and participate in the management of the Company, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement.

[***]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***]

[***]

“MRO Sales” means the sale or provision of (a) any parts identified in a LRU bill of materials (“Spare Parts”), (b) LRUs intended to be used as replacement LRUs for installation on an engine that is in service or for the support of an engine that is in service, (c) maintenance cost per hour or other engine and/or LRU MRO Services priced on a dollar per hour utilization basis, and/or (d) services provided for refurbishment and restoration of an LRU or Spare Part to a serviceable condition and/or refurbishment and restoration of an LRU to near factory new performance.

“Net Available Cash” means, at any time, all cash of the Company, subject to (a) any mandatory provisions of applicable Law, (b) restrictions or payment requirements set forth in any agreement referenced in any credit or other agreement that is binding on the Company, (c) amounts owed by the Company to the Members for products and services provided by such Members to the Company, which amounts must be paid in full prior to any distributions to the Members, and (d) a reasonable reserve requirement (as determined by Unanimous Board Approval) for, among other things, the timely payment of previously incurred and estimated operating expenses of the Company, expenditures contemplated in the Initial Business Plan or the Annual Business Plan then in effect.

“Net Income” and “Net Loss” means, for each Taxable Year or other period, an amount equal to the Company’s taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss) with the following adjustments:  (a) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this paragraph, shall be added to such income or loss; (b) any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code expenditures pursuant to Treasury Regulations Section 1.704‑1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this paragraph, shall be subtracted from such taxable income or loss; (c) in the event that the Gross Asset Value of any Company asset is adjusted pursuant to paragraphs (b) or (c) of the definition of “Gross Asset Value” hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss; (d) gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value; and (e) in lieu of depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Taxable Year, computed in accordance with the definition of “Depreciation.”  Notwithstanding any other provision of this definition of Net Income and Net Loss, any items which are specially allocated pursuant to Section 13.03 shall not be taken into account in computing Net Income or Net Loss.  The amounts of the items of Company income, gain, loss or deduction available to be specially

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

allocated pursuant to Section 13.03 shall be determined by applying rules analogous to those set forth in paragraphs  (a) through (e) above.

“Non-Compete Term” means, with respect to any Member, the period commencing on the date hereof and ending on the date of the Liquidation of the Company; provided,  however, that if the Termination Event Call Option or the Woodward Sale Call Option has been exercised and consummated, the Non-Compete Term as it applies to Woodward will continue indefinitely or such shorter period to comply with applicable Law.

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Treasury Regulations Section 1.752‑1(a)(2).

“Officer” has the meaning set forth in Section 5.02(a).

“Other Financial Services Activities” means the offering, sale, distribution or provision, directly or through any distribution system or channel, of any financial products, financial services, asset management services, including investments on behalf of GE’s financial services affiliates purely for financial investment purposes, investments for the benefit of third party and client accounts, credit card products or services, vendor financing and trade payables services, back-office billing, processing, collection and administrative services or products or services related or ancillary to any of the foregoing.

“Other Member or Member Group” means (a) with respect to GE, the Woodward Group and (b) with respect to the Woodward Group or any Member belonging to the Woodward Group, GE.

“Paying Member or Member Group” has the meaning set forth in Section 4.05(a).

“Percentage Interest” of a Member means the percentage set forth opposite such Member’s name in Annex D, as it may be amended from time to time.  The sum of the Members’ Percentage Interests shall at all times be one hundred percent (100%).  The Percentage Interests of the Members shall be adjusted by or at the direction of the Board upon any permitted Transfer of all or any portion of a Membership Interest in accordance with Article XIV.

“Permitted GE Transferee” has the meaning set forth in Section 14.01(a).

“Permitted Woodward Transferee” has the meaning set forth in Section 14.01(a).

“Person” means an individual, corporation, partnership, association, limited liability company, trust, estate or other similar business entity or organization, including a Governmental Authority and any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Proceeding” means any action, suit, Claim, charge, hearing, arbitration, audit, or proceeding (public or private).

“Purchase and Sale Agreement” has the meaning set forth in the Recitals.

“Related Counterparty” means (a) any Member, (b) any of the respective Affiliates of a Member, (c) directors, managers, officers or employees of any Member, any of the respective Affiliates of a Member, the Company or any Subsidiary of the Company, (d) shareholders holding or having the ability to exercise control over more than five percent (5%) of any class of securities of any Member, their respective Affiliates or the Company or any Subsidiary of the Company or (e) any other Person Controlled by the aforementioned Persons.

“Related Party Transaction” means any agreement, arrangement or understanding (including any purchase, sale, lease, investment, loan, service or management agreement or other transaction) of the Company or any Subsidiary of the Company, whether oral or written, directly or indirectly, with any Related Counterparty.

“Relevant Year” has the meaning set forth in Section 5.10(d).

“Remarketing Activities” means the remarketing (including any possession, ownership, insurance, maintenance, transportation, shipment, storage, refurbishment, repair, sale, offer to sale, auction, consignment, liquidation, disposal, scrapping or other remarketing activities) of any collateral, business assets or other security currently or previously subject to any Financing Activity (including the equity in any entity or business), Insurance or Other Financial Services Activity or any property currently or formerly subject to Leasing Activity.

“Restricted Activity” means designing, developing, certifying, manufacturing, producing, selling, sourcing, servicing and supporting the Fuel System requirements on any Company Scope Program.

“Restricted Employee” has the meaning set forth in Section 6.04(d).

“Royalty” has the meaning set forth in the Royalty Agreement.

“Royalty Agreement” means the Royalty Agreement, dated as of the Closing Date, by and among Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“SEC” has the meaning set forth in Section 18.02.

“Second Board Meeting” has the meaning set forth in Section 5.09(a).

“Second Escalation” has the meaning set forth in Section 8.01(c).

“Second Member Discussion” has the meaning set forth in Section 5.09(b).

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Secondee” means any employee (including any Officer) seconded to the Company by the Members pursuant to GE Secondment Agreement and pursuant to the Woodward Secondment Agreement.

“Securities Act” means the Securities Act of 1933.

“Securities Activity” means any activity, function or service (without regard to where such activity, function or service actually occurs) which, if undertaken or performed (a) in the United States would be subject to the United States federal securities Laws or the securities Laws of any state of the United States or (ii) outside of the United States within any other jurisdiction in which the restrictions set forth in Section 6.4(a)(b) apply, would be subject to any Law in any such jurisdiction governing, regulating or pertaining to the sale, distribution or underwriting of securities or the provision of investment management, financial advisory or similar services.

“Specified Material Investment” has the meaning set forth in Section 8.01(f).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company or other similar entity as to which more than fifty percent (50%) of the outstanding capital stock or other securities having voting rights or power is owned or controlled, directly or indirectly, by such Person and/or by one or more of such Person’s direct or indirect subsidiaries; provided,  however, that (a) with respect to Woodward and Woodward Affiliate and their respective Affiliates, “Subsidiaries” shall be deemed to expressly exclude the Company and its Subsidiaries, and (c) with respect to GE and its Affiliates, “Subsidiaries” shall be deemed to expressly exclude the Company and its Subsidiaries.

“Subsidiary Board” has the meaning set forth in Section 5.04.

[***]

“Supply Assurances” has the meaning set forth in Section 17.04.

“Tax Matters Partner” has the meaning set forth in Section 12.05(a).

“Taxable Year” means the Fiscal Year, except that if the Company is required by the Code to use a taxable year other than the Fiscal Year, then Taxable Year shall mean such taxable year.

“Technology Manager” has the meaning set forth in Section 5.02(b)(iii).

“Termination Event” has the meaning set forth in Section 16.02.

“Termination Event Call Option” has the meaning set forth in Section 16.03(a).

“Termination Event Call Option Period” means, with respect to any Termination Event, the period beginning on the Termination Event Date and ending on the one-year anniversary of the Termination Event Date; provided that, in the event of a Termination Event described in Section 16.02(b), if the breach that gave rise to the Termination Event is cured prior to the one-

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

year anniversary of the applicable Termination Event Date, the Termination Event Call Option Period for such Termination Event shall end one Business Day prior to the date of such cure.

“Termination Event Date” means, (a) in the case of a Termination Event described in Section 16.02(a), the date of commencement of the applicable Proceeding, or with respect to an involuntary bankruptcy or similar Proceeding that has not been dismissed within ninety (90) days after commencement , the ninety-first (91st) day after commencement, and (b) in the case of a Termination Event described in Section 16.02(b), the first Business Day following the expiration of the applicable cure period with respect to the underlying breach.

“Termination Event Purchase Price” means (a) the FMV determined in accordance with Section 17.08 in connection with the Termination Event Call Option multiplied by (b) the Percentage Interest represented by the Called Interest as of immediately prior to the Termination Event Call Option Closing.  For the avoidance of doubt, the Termination Event Purchase Price shall be adjusted as necessary to reflect any Specified Material Investment made prior to the Termination Event Call Option Closing for which a Member receives a separate and distinct interest in the profits and losses for such Specified Material Investment pursuant to Section 8.01(f).

“Termination Triggering Member or Member Group” has the meaning set forth in Section 16.02.

“Transaction Documents” means this Agreement, the Master Agreement, the Woodward Contribution Agreement, the Purchase and Sale Agreement, the GE Contribution Agreement, the Company Supply Agreement, the GE Background IP License Agreement, the IP Rights Agreement, the Royalty Agreement, the Woodward Background IP License Agreement, the Woodward OEM Supply Agreement, the Woodward MRO Services Agreement, the Woodward ASA, the GE ASA, the ESA, the GE Secondment Agreement, the Woodward Secondment Agreement and the Confidentiality Agreement.

[***]

“Transfer” means any direct or indirect sale, transfer, assignment, Encumbrance or other disposition of any kind, including the creation or existence of any security interest or lien, in each case, whether voluntary or involuntary.

“Transition Costs” means, without duplication, (a) Manufacturing Transition Costs and (b) other reasonable costs (as determined by Woodward and GE) necessary to reasonably enable GE's transition in acquiring the ability to independently operate the Company’s business following a Woodward Sale Call Option Request, including reasonable costs related to property, plant, equipment, certification, and other costs related to the establishment, either in the same location described in Section 17.03(b) or in one other existing location of GE, of maintenance, repair and overhaul capability, in each case to the extent necessary for the transition of the Company’s operations to GE at Woodward’s then current maintenance, repair and overhaul service volumes with respect to MRO Sales by Woodward to the Company or to third parties on behalf of the Company within the Company Scope.  For the avoidance of doubt, Transition Costs include only those costs associated with enabling transition of the capabilities described in the

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definition of Manufacturing Transition Costs and in clause (b) of the Transition Costs definition to GE and do not include expenses by or on behalf of GE in connection with ongoing business operations, even if concurrent with any transition period.

“Transition Plan” has the meaning set forth in Section 17.02(d).

“Treasury Regulations” means the regulations promulgated by the United States Treasury Department under the Code.

“Unanimous Board Approval” has the meaning set forth in Section 5.08.

“Unanimous Member Approval” has the meaning set forth in Section 5.07.

“Whole Business Sale” means, with respect to GE or Woodward, (a) a Business Unit Sale with respect to GE or Woodward, respectively or (b) a Change of Control of GE or Woodward, respectively.

“Woodward” has the meaning set forth in the Preamble.

“Woodward Affiliate” has the meaning set forth in the Preamble.

“Woodward Annual Payment Amount” has the meaning set forth in the Purchase and Sale Agreement.

“Woodward Appraisal” has the meaning set forth in Section 17.08(b).

“Woodward Appraiser” has the meaning set forth in Section 17.08(b).

“Woodward ASA” means the Administrative Services Agreement, dated as of the Closing Date, by and between Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Woodward Background IP License Agreement” means the Intellectual Property License Agreement, dated as of the Closing Date, by and among Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Woodward Contribution Agreement” has the meaning set forth in the Recitals.

“Woodward Contribution Date” has the meaning set forth in the Recitals.

“Woodward Directors” has the meaning set forth in Section 5.03(c).

“Woodward Group” means, collectively, Woodward, Woodward Affiliate and any Affiliates of Woodward that become Members of the Company from time to time in accordance with this Agreement.

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“Woodward Group After-Acquired Business” has the meaning set forth Section 6.04(b)(i).

“Woodward Group After-Acquired Company” has the meaning set forth in Section 6.04(b)(i).

“Woodward LRU” has the meaning set forth in the [Company Supply Agreement].

“Woodward MRO Services Agreement” means the MRO Services Agreement, dated as of the Closing Date, by and between Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Woodward OEM Supply Agreement” means the OEM Supply Agreement, dated as of the Closing Date, by and between Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Woodward Sale” means a Whole Business Sale of, or with respect to, Woodward.

“Woodward Sale Call Option” has the meaning set forth in Section 17.02(a).

“Woodward Sale Call Option Closing” has the meaning set forth in Section 17.02(b).

“Woodward Sale Call Option Request” has the meaning set forth in Section 17.02(a).

“Woodward Sale Call Option Period” means the twelve (12) month period immediately following the Woodward Sale Closing.

“Woodward Sale Call Option Purchase Price” means (a) the FMV determined in accordance with Section 17.08 in connection with the Woodward Sale Call Option multiplied by (b) the Percentage Interest represented by the Called Interest as of immediately prior to the Woodward Sale Call Option Closing.  For the avoidance of doubt, the Woodward Sale Call Option Purchase Price shall be adjusted as necessary to reflect any Specified Material Investment made prior to the Woodward Sale Call Option Closing for which a Member receives a separate and distinct interest in the profits and losses for such Specified Material Investment pursuant to Section 8.01(f).

“Woodward Sale Closing” has the meaning set forth in Section 17.02(a).

“Woodward Secondment Agreement” means the Secondment Agreement, dated as of the Closing Date, by and among Woodward and the Company, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

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ANNEX B

Members, Addresses and Contact Information

Member	Address and Contact Information for Notices

Woodward and Woodward Affiliate

Woodward, Inc.

1000 East Drake Road

Fort Collins, Colorado 80525

Attention:  President, Aircraft Turbine Systems

General Counsel

with a copy to (which shall not constitute notice to Woodward or Woodward Affiliate):

Wilson Sonsini Goodrich & Rosati, Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attention:  Bradley L. Finkelstein

Michael S. Russell

Facsimile:  (650) 493-6811

GE

General Electric Corporation

c/o GE Aviation

One Neumann Way

Cincinnati, Ohio 45215

[***]

with a copy to (which shall not constitute notice to GE):

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois  60603

Attention:  Brian J. Fahrney

Facsimile:  (312) 853-7036

B-1

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ANNEX C

Scope

As illustrated in Exhibit A and Exhibit B to this Annex C, “Fuel System” means LRUs in the control system that control or interact with fuel from the engine inlet to the combustor, including those that use fuel as the actuation fluid or heat exchange medium.  The LRUs provided by the Company will include, as applicable (and for Future Programs shall include) [***].  The Members recognize that the LRUs or other items included in any Fuel System may be amended based on the needs of each program.  For the avoidance of doubt, the Company Scope does not include fuel nozzles.

[***]

The Company shall be responsible for defining the Fuel System architecture and LRU Configuration, which support the dynamic, thermal, weight, accuracy, reliability, safety and cost objectives of the engine (the “Engine Objectives”).

The Company shall support Fuel System design activity and provide design input to elements extending beyond the scope of supply which may include [***].

To define, refine and validate the Fuel System dynamics, the Company shall include key analytical parameters [***] of product in the Fuel System extending beyond the scope of supply [***].

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ANNEX D

Members’ Percentage Interests and Initial Capital Account Balances

Member	Percentage Interest	Initial Capital Account

Woodward	40%	$[________]

Woodward Affiliate	10%	$[________]

GE	50%	$[________]

D-1

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ANNEX E

Initial Directors, General Manager, Finance Manager and Technology Manager

GE Directors	Addresses for Service of Notices
[***]	[_________]
[***]	[_________]
Woodward Directors	Addresses for Service of Notices
[***]	[_________]
[***]	[_________]

Certain Initial Officers:

[_________], General Manager
[_________], Finance Manager
[_________], Technology Manager

E-1

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ANNEX F

Insurance

F-1

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ANNEX G

Initial Business Plan

G-1

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ANNEX H

Additional Employee

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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H-1

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ANNEX I

Engineering Scope

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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

I-1

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ANNEX J

Compliance Policy

J-1

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Annex K

Technology and IP Protections

Each of GE and Woodward and the Company shall follow an industry standard security framework that requires logical or physical security controls to protect the confidential, technical, proprietary or other information as specified by the Members and the Company from time to time, including the following:

1.Only individuals approved in writing by GE and Woodward shall have access to such information (“Approved Individuals”).  Each Approved Individual will use a computer supplied by Woodward or GE, as applicable, to access such information, with each such Approved Individual’s level of access being determined based upon such Approved Individual’s role.

2.Termination of a Company employee should be communicated to Company partner within 24 hours.  Company partners shall perform a periodic access review of Company users in their respective systems.

3.Seconded Company employees shall be trained in the proper approach of storing and securing electronic paper files with controls satisfactory to Woodward and GE.

4.Any facilities of the Company, and any facilities of Woodward or GE dedicated to the business of the Company, shall be ring-fenced with separate access points and controls satisfactory to Woodward and GE.

5.Each Approved Individual shall sign a customary non-disclosure agreement in favor of Woodward, the Company and GE, which shall include an acknowledgement of the obligations set forth in this section.

6.Woodward or GE, as applicable, will be responsible for any breach or violation of such non-disclosure agreement by their respective employees, agents, affiliates or other similar representatives.

7.The Company will keep all tangible and intangible firewalled information physically or logically separate from any information that employees of GE and Woodward may access.

8.The Company, GE and Woodward will implement technology controls that prevent unauthorized access to confidential information by anyone other than an Approved Individual. Any breach of confidential information related to the Company or that could potentially impact the Company shall be communicated to the Members and the Company as promptly as practicable, and in any event within 72 hours of identification of breach.

9.The Company, Woodward and GE will implement any other policies, procedures or controls related to the technology, Intellectual Property and other confidential information of the Company, GE or Woodward, as reasonably requested by either GE or Woodward. Company employees shall sign and abide by an “Acceptable Use” policy of each of Woodward and GE.

10.The Company, GE and Woodward will conduct an annual audit to confirm compliance with these provisions, and each shall certify that it is in full compliance with these provisions.  Additional audits will be conducted as reasonably requested by either GE or Woodward.

11.GE will have customary and mutually agreed access rights, in its capacity as a customer to the Company, to access information of the Company in connection with the Company’s performance of obligations of the Company Supply Agreement, as set forth in the Company Supply Agreement.

12.The Members and the Company will collectively implement a written strategy and process to protect IP across the boundaries of the Company, including individual confidentiality agreements with each of the individuals working with the Company, periodic and documented training sessions on processes of the Company for employees of each of GE and Woodward who have substantive interaction with the

K-1

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Company, the implementation of security framework as appropriate (either logical or physical), periodic audits, etc.

13.GE and Woodward shall implement mutually acceptable procedures and controls relating to commingled data, including as necessary for each of the Company, Woodward and GE to comply with any applicable contractual obligations.

K-2

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